Coregistrant filing on behalf of:
                            Registration Nos.  002-67029/811-3055
                            Registration Nos.  002-87059/811-3872
                            Registration Nos.  033-49117/811-7051
                            Registration Nos.  002-57265/811-2684
                            Registration Nos.  002-94641/811-4163

                SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D. C. 20549
                            FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933   / X /

    Post-Effective Amendment No. 32                       / X /

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     / X /

    Amendment No. 21                                      / X /

            T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.
       ___________________________________________________
        (Exact name of Registrant as Specified in Charter)


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933   / X /

    Post-Effective Amendment No. 25                       / X /

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     / X /

    Amendment No. 19                                      / X /

       T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.
    __________________________________________________________
        (Exact name of Registrant as Specified in Charter)


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933   / X /

    Post-Effective Amendment No. 7                        / X /

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     / X /

    Amendment No. 7                                       / X /

   T. ROWE PRICE TAX-FREE INSURED INTERMEDIATE BOND FUND, INC.
      _____________________________________________________
        (Exact name of Registrant as Specified in Charter)


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933   / X /

    Post-Effective Amendment No. 43                       / X /

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     / X /

    Amendment No. 23                                      / X /

             T. ROWE PRICE TAX-FREE INCOME FUND, INC.
        _________________________________________________
        (Exact name of Registrant as Specified in Charter)


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933   / X /

    Post-Effective Amendment No. 19                       / X /

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     / X /

    Amendment No. 17                                      / X /

           T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.
      _____________________________________________________
        (Exact name of Registrant as Specified in Charter)

               Fiscal Years Ended February 28, 1997
              ______________________________________

    100 East Pratt Street, Baltimore, Maryland     21202
    ___________________________________________  ___________
    (Address of Principal Executive Offices)     (Zip Code)

Registrant's Telephone Number, Including Area Code  410-345-2000
                                                 ___________

                         Henry H. Hopkins
                      100 East Pratt Street
                    Baltimore, Maryland 21202
             ________________________________________
             (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

    / /  immediately upon filing pursuant to paragraph (b)

    /X/  on July 1, 1997, pursuant to paragraph (b)

    / /  60 days after filing pursuant to paragraph (a)(i)

    / /  on (date) pursuant to paragraph (a)(i)

    / /  75 days after filing pursuant to paragraph (a)(ii)

    / /  on (date) pursuant to paragraph (a)(ii) of Rule 485

If appropriate, check the following box:

    / / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933+
______________________________________________

Pursuant to Section 24f-2 of the Investment Company Act of 1940, the Coregistrants have registered an indefinite number of securities under the Securities Act of 1933 and each intends to file a 24f-2 Notice by April 30, 1998.

+   Not applicable, as no securities are being registered by this Post-
Effective Amendment No. 32 to the Registration Statement of the T. Rowe Price Tax-Exempt Money Fund, Inc.

+   Not applicable, as no securities are being registered by this Post-
Effective Amendment No. 25 to the Registration Statement of the T. Rowe Price Tax-Free Short-Intermediate Fund, Inc.

+   Not applicable, as no securities are being registered by this Post-
Effective Amendment No. 7 to the Registration Statement of the T. Rowe Price Tax-Free Insured Intermediate Bond Fund, Inc.

+   Not applicable, as no securities are being registered by this Post-
Effective Amendment No. 43 to the Registration Statement of the T. Rowe Price Tax-Free Income Fund, Inc.

+   Not applicable, as no securities are being registered by this Post-
Effective Amendment No. 19 to the Registration Statement of the T. Rowe Price Tax-Free High Yield Fund, Inc.

SUBJECT TO COMPLETION

Information contained herein is subject to completion or amendment. A Registration Statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the Registration Statement becomes effective. This prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

    The Registration Statement of Coregistrants on Form N-1A (File Numbers 002-67029, 002-87059, 033-49117, 002-57265, 002-94641) is hereby amended under the Securities Act of 1933 to update the Coregistrants' financial statements, make other changes in the Coregistrants' Prospectus and Statement of Additional Information, and to satisfy the annual amendment requirements of Rule 8b-16 under the Investment Company Act of 1940.

    This Amendment consists of the following:

       Cross Reference Sheet
       Part A of Form N-1A, Revised Prospectus
       Part B of Form N-1A, Statement of Additional Information
       Part C of Form N-1A, Other Information
       Opinion of Counsel
       Accountants' Consent

                COREGISTRANT CROSS REFERENCE SHEET
                          ON BEHALF OF:
                      TAX-EXEMPT MONEY FUND
                 TAX-FREE SHORT-INTERMEDIATE FUND
             TAX-FREE INSURED INTERMEDIATE BOND FUND
                       TAX-FREE INCOME FUND
                     TAX-FREE HIGH YIELD FUND

(These funds share a single prospectus and Statement of Additional
Information.)

         N-1A Item No.                    Location
         _____________                     ________
                              PART A

Item 1.  Cover Page                       Cover Page
Item 2.  Synopsis                         Transaction and Fund
                                          Expenses
Item 3.  Condensed Financial Information  Financial Highlights
Item 4.  General Description of           Transaction and
         Registrant                       Fund Expenses; Fund,
                                          Market, and Risk
                                          Characteristics;
                                          Organization and
                                          Management; Understanding
                                          Performance Information;
                                          Investment Policies and
                                          Practices; Ratings of
                                          Municipal Debt Securities
Item 5.  Management of the Fund           Transaction and Fund
                                          Expenses; Fund, Market,
                                          and Risk Characteristics;
                                          Organization and
                                          Management
Item 6.  Capital Stock and Other          Distributions and
         Securities                       Taxes; Organization and
                                          Management
Item 7.  Purchase of Securities           Pricing Shares and
         Being Offered                    Receiving Sale Proceeds;
                                          Transaction Procedures and
                                          Special Requirements;
                                          Account Requirements and
                                          Transaction Information;
                                          Shareholder Services
Item 8.  Redemption or Repurchase         Pricing Shares and
                                          Receiving Sale Proceeds;
                                          Transaction Procedures and
                                          Special Requirements;
                                          Exchanging and
                                          Redeeming; Shareholder
                                          Services
Item 9.  Pending Legal Proceedings        +

                              PART B

Item 10. Cover Page                       Cover Page
Item 11. Table of Contents                Table of Contents
Item 12. General Information and History  +
Item 13. Investment Objectives and        Investment Objectives
         Policies                         and Policies; Risk
                                          Factors; Investment
                                          Programs; Investment
                                          Restrictions; Investment
                                          Performance
Item 14. Management of the Registrant     Management of Funds
Item 15. Control Persons and Principal    Principal Holders of
         Holders of Securities            Securities
Item 16. Investment Advisory and Other    Investment Management
         Services                         Services; Custodian;
                                          Independent Accountants;
                                          Legal Counsel
Item 17. Brokerage Allocation             Portfolio Transactions
Item 18. Capital Stock and Other          Dividends; Capital
         Securities                       Stock
Item 19. Purchase, Redemption and Pricing Ratings of Municipal
         of Securities Being Offered      Debt Securities; Ratings
                                          of Municipal Notes and
                                          Variable Rate Securities;
                                          Ratings of Commercial
                                          Paper; Redemptions in
                                          Kind; Pricing of
                                          Securities; Net Asset
                                          Value Per Share; Federal
                                          Registration of Shares
Item 20. Tax Status                       Tax Status
Item 21. Underwriters                     Distributor for Funds
Item 22. Calculation of Yield Quotations
         of Money Market Funds            Yield Information
Item 23. Financial Statements             Incorporated by Reference
                                          from Annual Report

                             PART C
Information required to included Part C is set forth under the appropriate item, so numbered, in Part C to this Registration Statement.
-----------------------
+     Not applicable or negative answer.

The prospectus for the Coregistrants, dated July 1, 1997, may be accessed through the following module.

 PROSPECTUS

                                                                July 1, 1997
Tax-Free Funds

 A family of municipal bond and money funds for investors seeking income that is exempt from federal income taxes.

 T. Rowe Price Ram logo

FACTS AT A GLANCE
Tax-Free Funds


Investment Goal
The highest possible levels of income exempt from federal income taxes, consistent with each fund's prescribed investment program.

As with all mutual funds, these funds may not meet their goals.


Strategy and Risk/Reward

Tax-Exempt Money Fund/(R)/ Invests in high-quality, short-term municipal securities; its average maturity will not exceed 90 days. YOUR INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, AND THERE IS NO ASSURANCE THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

Risk/Reward Lowest potential risk and reward.


Tax-Free Short-Intermediate Fund/(R)/ Invests primarily in investment-grade short- and intermediate-term municipal bonds. The fund's average maturity range is 2-5 years.

Risk/Reward Moderate income level and share price fluctuation.


Tax-Free Insured Intermediate Bond Fund Invests primarily in intermediate-term municipal bonds whose interest and principal payments are insured by private insurance companies. Insurance does not apply to the fund's share price, which will fluctuate. The fund's average maturity range is 5-10 years.

Risk/Reward Somewhat higher income and potential share price fluctuations than the Short-Intermediate Fund. (See discussion on insurance in the section entitled Types of Portfolio Securities.)


Tax-Free Income Fund/(R)/ Invests primarily in longer-term, investment-grade municipal bonds. The fund's average maturity is expected to exceed 15 years.


Risk/Reward Higher income and potential share price fluctuation than the shorter-term funds.


Tax-Free High Yield Fund/(R)/ CAN INVEST ENTIRELY IN LOWER-QUALITY, LONG-TERM MUNICIPAL BONDS OFTEN CALLED HIGH-YIELD OR "JUNK" BONDS. THESE BONDS REPRESENT GREATER DEFAULT RISK THAN HIGHER-RATED BONDS. BEFORE INVESTING, YOU SHOULD CAREFULLY CONSIDER THE GREATER RISKS OF JUNK BONDS AS EXPLAINED IN INVESTMENT POLICIES AND PRACTICES. The fund's average maturity is expected to exceed 15 years.

Risk/Reward Highest income, greatest credit risk, and highest potential share price volatility.


Investor Profile
Investors whose income tax level enables them to benefit from tax-exempt income. Not appropriate for tax-deferred retirement plans, such as IRAs.


Fees and Charges
100% no load. No fees or charges to buy or sell shares or to reinvest dividends; no 12b-1 marketing fees; free telephone exchange.


Investment Manager

Founded in 1937 by the late Thomas Rowe Price, Jr., T. Rowe Price Associates, Inc. ("T. Rowe Price") and its affiliates managed approximately $103 billion, including over $6.1 billion in municipal bond assets, for more than five million individual and institutional investor accounts as of March 31, 1997.

T. Rowe PriceTax-Free Funds
Prospectus
July 1, 1997
Contents
1
About the Funds

Transaction and Fund Expenses                   2
Financial Highlights                            3
Fund, Market, and Risk Characteristics          7

2
About Your Account

Pricing Shares and Receiving  Sale Proceeds     15
Distributions and Taxes                         16
Transaction Procedures and Special Requirements 19

3
More About the funds

Organization and Management                    22
Understanding Performance Information          25
Investment Policies and Practices              26

4
Investing With T. Rowe Price

Account Requirements and Transaction Information 37
Opening a New Account                            37
Purchasing Additional Shares                     39
Exchanging and Redeeming                         39
Shareholder Services                             41
Discount Brokerage                               43
Investment Information                           44


This prospectus contains information you should know before investing. Please keep it for future reference. A Statement of Additional Information about the funds, dated July 1, 1997, has been filed with the Securities and Exchange Commission and is incorporated by reference in this prospectus. To obtain a free copy, call 1-800-638-5660.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 ABOUT THE FUNDS
                                        1
 TRANSACTION AND FUND EXPENSES
 ----------------------------------------------------------
  o Like all T. Rowe Price funds, these funds are 100% no load.

   These tables should help you understand the kinds of expenses you will bear directly or indirectly as a fund shareholder.


   Shareholder Transaction Expenses in Table 1 shows that you pay no sales charges. All the money you invest in a fund goes to work for you, subject to the fees explained below. Annual Fund Expenses shows how much it will cost to operate each fund for a year, based on 1997 fiscal year expenses (and any applicable expense limitations). These are costs you pay indirectly, because they are deducted from each fund's total assets before the daily share price is calculated and before dividends and other distributions are made. In other words, you will not see these expenses on your account statement.


 Table 1
     Shareholder Transaction
     Expenses
                                      Short-        Insured
                             Money    Intermediate  Intermediate  Income  High Yield

     Sales charge "load" on
     purchases               None     None          None          None    None

     Sales charge "load" on
     reinvested
     distributions           None     None          None          None    None

     Redemption fees         None     None          None          None    None

     Exchange fees           None     None          None          None    None
     Annual Fund Expenses    Percentage of Fiscal 1997 Average Net Assets
     Management fee          0.43%    0.43%          0.33%/a/     0.48%   0.63%

     Marketing fees (12b-1)  None     None          None          None    None

     Total other
     (shareholder
     servicing, custodial,
     auditing, etc.)         0.12%    0.13%          0.32%        0.09%   0.11%

     Total fund expenses     0.55%    0.56%          0.65%/a/     0.57%   0.74%
--------------------------------------------------------------------------------------




 /a/The Insured Intermediate Fund's management fee and its total expense ratio would have been 0.38% and 0.70%, respectively, had T. Rowe Price not agreed to reduce management fees in accordance with the expense limitation described below. From March 1, 1996, through February 28, 1998, T. Rowe Price agreed to waive its fees and bear any expenses to the extent such fees and expenses would cause the fund's ratio of expenses to average net assets to exceed 0.65%. Fees waived or expenses paid or assumed under this agreement are subject to reimbursement to T. Rowe Price by the fund whenever the fund's expense ratio is below 0.65%. However, no reimbursement will be made after

Note: The funds charge a $5 fee for wire redemptions under $5,000, subject to change without notice, and a $10 fee is charged for small accounts when applicable (see Small Account Fee under Transaction Procedures and Special Requirements).

ABOUT THE FUNDS                               3
   The main types of expenses, which all mutual funds may charge against fund assets, are:

  o A management fee The percent of fund assets paid to the fund's investment manager. Each fund's fee comprises both a group fee, described later, and an individual fund fee, as follows: Money 0.10%; Short-Intermediate 0.10%; Insured Intermediate 0.05%; Income 0.15%; and High Yield 0.30%.

  o "Other" administrative expenses Primarily the servicing of shareholder accounts, such as providing statements and reports, disbursing dividends, and providing custodial services.

  o Marketing or distribution fees An annual charge ("12b-1") to existing shareholders to defray the cost of selling shares to new shareholders. T. Rowe Price funds do not levy 12b-1 fees.

   For further details on fund expenses, please see Organization and Management.


  o Hypothetical example Assume you invest $1,000, the fund returns 5% annually, expense ratios remain as listed previously, and you close your account at the end of the time periods shown. Your expenses would be:


 Table 2
     Hypothetical Fund Expenses
     Fund                  1 year   3 years   5 years   10 years

     Money                   $6       $18       $31         $69

     Short-Intermediate       6        18        31          70

     Insured Intermediate     7        21        36          81

     Income                   6        18        32          71

     High Yield               8        24        41          92
-------------------------------------------------------------------



  o Table 2 is just an example; actual expenses can be higher or lower than those shown.



 FINANCIAL HIGHLIGHTS
 ----------------------------------------------------------

   Table 3, which provides information about each fund's financial history, is based on a single share outstanding throughout each fiscal year. Each fund's section of the table is part of the financial statements which are included in its annual report and are incorporated by reference into the Statement of Additional Information (available upon request). The financial statements in each fund's annual report were audited by Coopers & Lybrand L.L.P., the funds' independent accountants.

T. ROWE PRICE                                 4



 Table 3 Financial Highlights
                         Income From Investment Activities          Less Distributions                         Net Asset Value
     Period   Net Asset                 Net Realized                                            Total          Net Asset
     Ended    Value,     Net            & Unrealized    Total From  Net            Net          Distributions  Value,
              Beginning  Investment     Gain (Loss) on  Investment  Investment     Realized                    End of Period
              of Period  Income (Loss)  Investments     Activities  Income (Loss)  Gain (Loss)
--------------------------------------------------------------------------------------------------------------------------------
     Tax-Exempt Money Fund
     1988/d/  $ 1.000       $0.044             --        $ 0.044      $(0.044)           --       $(0.044)          $ 1.000
                                                                                         --
     1989       1.000        0.050             --          0.050       (0.050)           --        (0.050)            1.000
                                               --                                        --
     1990       1.000        0.057             --          0.057       (0.057)           --        (0.057)            1.000

     1991       1.000        0.051             --          0.051       (0.051)           --        (0.051)            1.000

     1992/d/    1.000        0.036             --          0.036       (0.036)           --        (0.036)            1.000

     1993       1.000        0.023             --          0.023       (0.023)           --        (0.023)            1.000

     1994       1.000        0.020             --          0.020       (0.020)           --        (0.020)            1.000

     1995       1.000        0.026             --          0.026       (0.026)           --        (0.026)            1.000

     1996/d/    1.000        0.033             --          0.033       (0.033)           --        (0.033)            1.000

     1997       1.000        0.030             --          0.030       (0.030)           --        (0.030)            1.000
     Tax-Free Short-Intermediate Fund
     1988/d/  $ 5.33        $0.27          $(0.16)       $ 0.11       $(0.27)        $(0.02)      $(0.29)           $ 5.15

     1989       5.15         0.28           (0.12)         0.16        (0.28)            --        (0.28)             5.03
                                                                                         --
     1990       5.03         0.30            0.06          0.36        (0.30)            --        (0.30)             5.09
                                                                                         --
     1991       5.09         0.29            0.06          0.35        (0.29)            --        (0.29)             5.15
                                                                                         --
     1992/d/    5.15         0.28            0.07          0.35        (0.28)            --        (0.28)             5.22
                                                                                         --
     1993       5.22         0.24            0.14          0.38        (0.24)            --        (0.24)             5.36
                                                                                         --
     1994       5.36         0.22           (0.04)         0.18        (0.22)            --        (0.22)             5.32
                                                                                         --
     1995       5.32         0.22           (0.07)         0.15        (0.22)            --        (0.22)             5.25
                                                                                         --
     1996/d/    5.25         0.23            0.12          0.35        (0.23)            --        (0.23)             5.37
                                                                                         --
     1997       5.37         0.23           (0.02)         0.21        (0.23)            --        (0.23)             5.35
     Tax-Free Insured Intermediate Bond Fund
     1993/a/  $10.00        $0.13/b/       $ 0.55        $ 0.68          .13)            --       $(0.13)           $10.55

     1994      10.55         0.48/b/         0.09          0.57          .48)        $(0.06)       (0.54)            10.58


     1995      10.58         0.46/b/        (0.20)         0.26          .46)         (0.03)       (0.49)            10.35


     1996/d/   10.35         0.48/b/         0.49          0.97          .48)            --        (0.48)            10.84
                                                                                         --
     1997      10.84         0.48/b/        (0.04)         0.44          .48)            --        (0.48)            10.80
     Tax-Free Income Fund
     1988/d/  $10.27        $0.59          $(0.92)       $(0.33)      $(0.59)        $(0.54)      $(1.13)           $ 8.81

     1989       8.81         0.59           (0.24)         0.35        (0.59)            --        (0.59)             8.57
                                                                                         --
     1990       8.57         0.59            0.09          0.68        (0.59)            --        (0.59)             8.66
                                                                                         --
     1991       8.66         0.57            0.13          0.70        (0.57)            --        (0.57)             8.79
                                                                                         --
     1992/d/    8.79         0.57            0.30          0.87        (0.57)            --        (0.57)             9.09
                                                                                         --
     1993       9.09         0.56            0.75          1.31        (0.56)            --        (0.56)             9.84

     1994       9.84         0.54              --          0.54        (0.54)         (0.18)       (0.72)             9.66

     1995       9.66         0.53           (0.37)         0.16        (0.53)         (0.04)       (0.57)             9.25

     1996/d/    9.25         0.52            0.41          0.93        (0.52)            --        (0.52)             9.66
                                                                                         --
     1997       9.66         0.52           (0.07)         0.45        (0.52)            --        (0.52)             9.59
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                (Table 3 continues on page 5.)
Footnotes appear on page 6.
     Tax-Free High Yield Fund
     1988/d/  $12.21        $0.83          $(0.77)       $ 0.06       $(0.83)        $(0.25)      $(1.08)           $11.19

     1989      11.19         0.83            0.06          0.89        (0.83)            --        (0.83)            11.25

     1990      11.25         0.84            0.20          1.04        (0.84)         (0.06)       (0.90)            11.39

     1991      11.39         0.83            0.04          0.87        (0.83)         (0.03)       (0.86)            11.40

     1992/d/   11.40         0.81            0.35          1.16        (0.81)         (0.10)       (0.91)            11.65

     1993      11.65         0.78            0.78          1.56        (0.78)         (0.10)       (0.88)            12.33

     1994      12.33         0.74            0.16          0.90        (0.74)         (0.23)       (0.97)            12.26

     1995      12.26         0.73           (0.60)         0.13        (0.73)         (0.04)       (0.77)            11.62

     1996/d/   11.62         0.72            0.48          1.20        (0.72)            --        (0.72)            12.10
                                                                                         --
     1997      12.10         0.70            0.02          0.72        (0.70)            --        (0.70)            12.12
--------------------------------------------------------------------------------------------------------------------------------

ABOUT THE FUNDS                               5





  Table 3 Financial Highlights (continued)
              Returns, Ratios, and Supplemental Data
     Period   Total Return                   Ratio of     Ratio of Net
     Ended    (Includes       Net Assets     Expenses to  Investment    Portfolio
              Reinvested      ($ Thousands)  Average Net  Income to     Turnover
              Distributions)                 Assets       Average Net   Rate
                                                          Assets
--------------
     Tax-Exempt Money Fund
     1988/d/      4.47 %       $1,247,256      0.60 %       4.41 %           --
                                                                             --
     1989         5.08          1,157,246      0.60         4.97             --
                                                                             --
     1990         5.87          1,064,141      0.60         5.75             --
                                                                             --
     1991         5.22            977,638      0.60         5.12             --
                                                                             --
     1992/d/      3.69            801,846      0.61         3.65             --
                                                                             --
     1993         2.36            695,699      0.60         2.35             --
                                                                             --
     1994         2.05            732,900      0.59         2.04             --
                                                                             --
     1995         2.63            687,022      0.58         2.59             --
                                                                             --
     1996/d/      3.38            679,143      0.56         3.33             --
                                                                             --
     1997         3.05            678,135      0.55         3.00             --
     Tax-Free Short-Intermediate Fund
     1988/d/      2.25 %       $  291,850      0.74 %       5.29 %        225.2%

     1989         3.14            249,489      0.74         5.46           53.4

     1990         7.36            223,180      0.75         5.93          190.8

     1991         7.06            232,923      0.74         5.67          190.1

     1992/d/      6.94            328,312      0.67         5.34           81.3

     1993         7.51            454,162      0.63         4.61           38.5

     1994         3.49            540,728      0.60         4.18           51.1

     1995         2.91            454,084      0.59         4.19           93.1

     1996/d/      6.87            445,228      0.57         4.39           69.9

     1997         4.02            443,631      0.56         4.30           84.3
-----------------------------------------------------------------------------------
                                                   (Table 3 continues on page 6.)
Footnotes appear on page 6.
     Tax-Free Insured Intermediate Bond Fund
     1993/a/      6.81 %/b/    $   37,960      --/bc/       5.08 %/bc/     65.3%/c/

     1994         5.49/b/          99,162      0.33 %/b/    4.45/b/        74.8

     1995         2.65/b/          83,517      0.65/b/      4.53/b/       170.8

     1996/d/      9.57/b/          92,153      0.65/b/      4.52/b/        63.8

     1997         4.19/b/          99,176      0.65/b/      4.47/b/        76.8
      Tax-Free Income Fund
     1988/d/     (3.17 )%      $1,094,430      0.65 %       6.72 %        180.6%

     1989         4.11          1,023,204      0.66         6.81          115.9

     1990         8.15          1,123,143      0.64         6.80          140.5

     1991         8.40          1,128,635      0.63         6.59           79.7

     1992/d/     10.17          1,245,297      0.62         6.34           57.9

     1993        14.88          1,441,646      0.61         5.98           76.7

     1994         5.50          1,452,581      0.59         5.40           71.2

     1995         1.90          1,328,675      0.59         5.80           49.3

     1996/d/     10.31          1,375,507      0.58         5.49           48.7

     1997         4.81          1,336,626      0.57         5.41           40.7
     Tax-Free High Yield Fund
     1988/d/      0.83 %       $  280,580      0.96 %       7.49 %        127.6%

     1989         8.27            331,329      0.92         7.45           61.8

     1990         9.54            443,372      0.88         7.38           72.4

     1991         7.93            505,025      0.85         7.30           51.2

     1992/d/     10.56            623,877      0.83         7.01           51.0

     1993        13.94            853,185      0.81         6.58           34.7

     1994         7.49            941,295      0.79         5.95           59.3

     1995         1.26            873,546      0.79         6.29           59.6

     1996/d/     10.62            989,534      0.75         6.07           39.3

     1997         6.22          1,053,106      0.74         5.86           37.0
-----------------------------------------------------------------------------------

T. ROWE PRICE                                 6
 /a/
  For the period November 30, 1992 (commencement of operations) to February 28, 1993.

 /b/
  T. Rowe Price voluntarily agreed to bear all expenses of the fund through June 30, 1993. Excludes expenses in excess of a 0.20% voluntary expense limitation in effect July 1, 1993, through July 31, 1993, a 0.30% voluntary expense limitation in effect August 1, 1993, through August 31, 1993, a 0.40% voluntary expense limitation in effect September 1, 1993, through September 30, 1993, a 0.50% voluntary expense limitation in effect October 1, 1993, through February 28, 1994, and a 0.65% voluntary expense limitation in effect March 1, 1994, through February 28, 1998.

 /c/ Annualized.


 /d/ Year ended February 29.

ABOUT THE FUNDS                               7
 FUND, MARKET, AND RISK CHARACTERISTICS: WHAT TO EXPECT
 ----------------------------------------------------------
   To help you decide whether the funds are appropriate for you, this section takes a closer look at their investment objectives and approaches.

 Table 4
     Differences Among Funds
                           Credit-Quality                            Expected Share     Expected Average
     Fund                  Categories               Income           Price Fluctuation  Maturity

     Money                 Two highest              Low              Stable             90 days or less

     Short-Intermediate    Four highest             Low to moderate  Low to moderate    2 to 5 years

     Insured-Intermediate  Two highest              Moderate         Moderate           5 to 10 years

     Income                Predominately four       Moderate         Greater            15+ years
                           highest

     High Yield            Generally upper-medium   High             Highest            15+ years
                           to low quality
-----------------------------------------------------------------------------------------------------------



 What are the funds' objectives and investment programs?

   Tax-Exempt Money Fund

   The fund's objective is preservation of capital and liquidity, and, consistent with these, the highest current income exempt from federal income taxes. The fund's yield will fluctuate in response to changes in the general level of interest rates, but the share price is managed to remain stable at $1.00. Although the fund has maintained a constant share price since its inception, and fund managers will make every effort to continue to meet this objective, the price could drop below $1.00 under certain circumstances, such as a major change in interest rates or default by one or more fund holdings. Unlike a bank account or certificate of deposit, your investment is not insured or guaranteed by the U.S. government.

   The fund purchases securities with maturities of 397 days or less, and its dollar-weighted average maturity will not exceed 90 days. Securities purchased by the fund will generally have ratings in the two highest categories established by nationally recognized rating agencies, or, if unrated, will be of equivalent quality as determined by T. Rowe Price analysts. The fund may retain a security that is downgraded after purchase, but only in accordance with Rule 2a-7 under the Investment Company Act of 1940.

  o The bond funds may retain a security whose credit quality is downgraded after purchase.

T. ROWE PRICE                                 8
   Tax-Free Short-Intermediate Fund

   The fund's objective is a high level of income exempt from federal income taxes consistent with modest price fluctuation by investing primarily in municipal securities in the four highest credit categories (AAA, AA, A, BBB). The fund will not purchase any bonds rated below investment grade (i.e., below BBB) by a national rating agency (or, if unrated, the T. Rowe Price equivalent).

   Investment-grade securities include a range of securities from the highest rated to medium quality. Securities in the BBB category may be more susceptible to adverse economic conditions or changing circumstances and securities at the lower end of the BBB category have certain speculative characteristics.

   This is the most conservative of the four T. Rowe Price tax-free bond funds. Under normal market conditions, its dollar-weighted average maturity will not exceed five years and is expected to range between two and five years. As a result, its price fluctuation should be modest in response to changes in interest rates. Its interest income should be above the money fund but lower than the other bond funds.

   Tax-Free Insured Intermediate Bond Fund

   The fund's objective is a high level of income exempt from federal income taxes consistent with moderate price fluctuation while minimizing credit risk by investing primarily in insured municipal securities. The fund is expected to maintain a dollar-weighted average maturity between five and 10 years. This fund should provide higher income and volatility than the Short-Intermediate Fund and lower income and volatility than the other bond funds.

   For extra credit-quality protection, the fund will invest at least 65% of its total assets in municipals insured by companies carrying the highest credit rating from a national rating organization, e.g., AAA by Standard & Poor's or Aaa by Moody's Investors Service. (The insurer's rating determines the rating of the insured bond.) Up to 35% of assets may also be invested in other municipals rated at least AA or Aa by rating agencies, or, if unrated, believed to be of comparable quality at the time of purchase.

   Tax-Free Income Fund
   The fund's objective is a high level of income exempt from federal income taxes by investing primarily in long-term, investment-grade municipal securities. The fund's dollar-weighted average maturity is expected to exceed 15 years. As such, the fund is suitable for more aggressive investors than the other funds with shorter average maturities. It will be actively managed to seek capital appreciation and minimize losses due to interest rate movements. From time to time, the fund may purchase below-investment-grade securities (including

ABOUT THE FUNDS                               9
   those that have received the lowest rating or are not rated by a national rating agency). However, no such purchase will be made if it would cause the fund's investments in noninvestment-grade bonds to exceed 5% of net assets.

   Tax-Free High Yield Fund
   The fund's objective is a high level of income exempt from federal income tax by investing primarily in long-term, low- to upper-medium-quality municipal securities. This is the most aggressive of our bond funds and should provide the highest income, because the average credit quality of its holdings is lower than our other funds. Less creditworthy borrowers must offer higher interest payments to compensate investors for taking greater risk. The fund may invest a substantial portion of assets in noninvestment-grade municipal bonds, which have a higher risk of default than investment-grade bonds. Similar bonds in the taxable bond market are called "junk." The fund may also purchase bonds that are in default, but such bonds are not expected to exceed 10% of the fund's total assets.

   Lower-quality municipals are more vulnerable to real or perceived changes in the business climate than higher-quality bonds, and they may also be considerably less liquid and more volatile in price. As a result, we rely heavily on our proprietary research when selecting investments, and judgment may play a bigger role in valuing the fund's securities. The fund's dollar-weighted average maturity is expected to exceed 15 years.


  o The combination of long maturity and lower credit quality makes the High Yield Fund potentially the most risky as well as potentially the most rewarding of the tax-free funds. (See High-Yield/High-Risk Investing in Section 3.)


 What are the main risks of investing in municipal bond and money market funds?


   Since they are managed to maintain a $1.00 share price, money market funds should have little risk of principal loss. However, the potential for realizing a loss of principal in a bond or money market fund could derive from:

  o Interest rate or market risk The decline in the price of bonds and bond funds that may accompany a rise in the overall level of interest rates (please see Table 5). A sharp and unexpected rise in interest rates could cause a money fund's price to drop below one dollar. However, the very short-term securities held in money market portfolios-a means of achieving an overall fund objective of principal safety-reduces their potential for price fluctuation.

  o Credit risk The chance that any of a fund's holdings will have its credit rating downgraded or will default (fail to make scheduled interest and principal payments), potentially reducing a fund's income level and share price. Money funds invest in very high-rated securities, thus reducing this risk.

  o Political risk The chance that a significant restructuring of federal income tax rates, or even serious discussion on the topic in Congress, could cause munici-

T. ROWE PRICE                                 10
   pal bond prices to fall. The demand for municipal bonds is strongly influenced by the value of tax-exempt income to investors. Broadly lower tax rates could reduce the advantage of owning municipal bonds.

  o Geographical risk The chance of price declines resulting from developments in a single state.

  o A more detailed discussion of these and other risk considerations is contained in the funds' Statement of Additional Information.


 How does the portfolio manager try to reduce risk?

   Consistent with each fund's objective, the portfolio manager actively seeks to reduce risk and increase total return. Risk management tools include:

  o Diversification of assets to reduce the impact of a single holding on the funds' net asset value.

  o Thorough credit research by our own analysts.


  o Adjustment of fund duration to try to reduce the negative impact of rising interest rates or take advantage of the benefits of falling rates. (Duration is a more accurate measure than maturity of a fund's sensitivity to interest rate changes.)

  o The yield of each fund will fluctuate with changing market conditions and interest rate levels. The share price of the bond funds will also fluctuate; when you sell your shares, you may lose money.


 What are derivatives and can the funds invest in them?


   The term derivative is used to describe financial instruments whose value is derived from an underlying security (e.g., a stock or bond) or a market benchmark (e.g., an interest rate index). Many types of investments representing a wide range of potential risks and rewards fall under the "derivatives" umbrella-from conventional instruments, such as callable bonds, futures, and options to more exotic investments, such as stripped mortgage securities and structured notes. While the term "derivative" only recently became widely known among the investing public, derivatives have in fact been employed by investment managers for many years.

   Each fund will invest in derivatives only if the expected risks and rewards are consistent with its objective, policies, and overall risk profile as described in this prospectus. The money fund does not invest in high-risk, highly leveraged derivatives. The bond funds limit their use of derivatives to situations in which they may enable the fund to accomplish the following: increase yield; hedge against a decline in principal value; invest in eligible asset classes with greater efficiency and lower cost than is possible through direct investment; or adjust fund duration.

ABOUT THE FUNDS                               11
   The bond funds will not invest in any high-risk, highly leveraged derivative instrument that is expected to cause the price volatility of the portfolio to be meaningfully different from that of 1) a five-year investment-grade bond for the Short-Intermediate Fund; 2) an intermediate-term investment-grade bond for the Insured Intermediate Bond Fund; or, 3) a long-term investment-grade bond for both the Income and High Yield Funds.


 The following are some characteristics of municipal securities.


 Who issues municipal securities?

   State and local governments and governmental authorities sell notes and bonds (usually called "municipals") to pay for public projects and services.


 Who buys municipal securities?

   Individuals are the primary investors, and a principal way they invest is through mutual funds. Prices of municipals may be affected by major changes in cash flows of money into or out of municipal funds. For example, substantial and sustained redemptions from municipal bond funds could result in lower prices for these securities.


 What is "tax-free" about municipal bonds and bond funds?

   The regular income dividends you receive from the fund are exempt from regular federal income taxes. In addition, your state may not tax that portion of the fund's income earned on the state's own obligations (if any). However, capital gains distributed by the funds are taxable to you. (See Useful Information on Distributions and Taxes for details.)


 Is interest income from municipal issues always exempt from federal taxes?


   No. Since 1986 income from so-called "private activity" municipals has been subject to the federal alternative minimum tax (AMT). For instance, some bonds financing airports, stadiums, and student loan programs fall into this category. Shareholders subject to the AMT must include income derived from private activity bonds in their AMT calculation. Relatively few taxpayers are required to pay the tax. Normally, the funds will not purchase any security if, as a result, more than 20% of the fund's income would be subject to the AMT. The funds will report annually to shareholders the portion of income, if any, subject to the AMT. (Please see Distributions and Taxes -Taxes on Fund Distributions.)

  o Municipal securities are also called "tax-exempts" because the interest income they provide is usually exempt from federal income taxes.

T. ROWE PRICE                                 12
 Why are yields on municipals usually below those on otherwise comparable taxable securities?

   Since the income provided by most municipals is exempt from federal taxation, investors are willing to accept lower yields on a municipal bond than on an otherwise similar (in quality and maturity) taxable bond.


 How can I tell if a tax-free or taxable fund is more suitable for me?

   The primary factor is your expected federal income tax rate. The higher your tax bracket, the more likely tax-frees will be appropriate. If the after-tax yield on a taxable bond or money market security is less than a municipal fund's tax-exempt yield, then your income will be higher in the municipal fund. To find what a taxable fund would have to yield to equal the tax-free yield on a municipal bond, divide the municipal bond's yield by one minus your tax rate.


 What are the major differences between money market and bond funds?

  o Price Bond funds have fluctuating share prices. Money market funds are managed to maintain a stable share price.

  o Maturity Short- and intermediate-term bond funds have longer average maturities (from one to 10 years) than money market funds (90 days or less). Longer-term bond funds have the longest average maturities (10 years or more).

  o Income Short- and intermediate-term bond funds typically offer more income than money market funds and less income than longer-term bond funds.


 You may want to review some fundamentals that apply to all fixed income investments.


 Is a fund's yield fixed or will it vary?

   It will vary. The yield is calculated every day by dividing a fund's net income per share, expressed at annual rates, by the share price. Since both income and share price will fluctuate, a fund's yield will also vary. (Although money fund prices are stable, income is variable.)


 Is a fund's "yield" the same thing as the "total return"?

   Not for bond funds. The total return reported for a fund is the result of reinvested distributions (income and capital gains) and the change in share price for a given time period. Income is always a positive contributor to total return and can enhance a rise in share price or serve as an offset to a drop in share price. Since money funds are managed to maintain a stable share price, their yield and total return should be the same.

ABOUT THE FUNDS                               13
 What is "credit quality" and how does it affect a fund's yield?

   Credit quality refers to a bond issuer's expected ability to make all required interest and principal payments in a timely manner. Because highly rated issuers represent less risk, they can borrow at lower interest rates than less creditworthy issuers. Therefore, a fund investing in high-quality securities should have a lower yield than an otherwise comparable fund investing in lower credit-quality securities.


 What is meant by a bond fund's "maturity"?


   Every bond has a stated maturity date when the issuer must repay the security's entire principal value to the investor. However, many bonds are "callable," meaning their principal can be repaid before their stated maturity dates on (or after) specified call dates. Bonds are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate, just as a homeowner refinances a mortgage. In such an environment, a bond's "effective maturity" is calculated using its nearest call date.

   A bond mutual fund has no maturity in the strict sense of the word, but it does have an average maturity and an average effective maturity. This number is an average of the stated or effective maturities of the underlying bonds, with each bond's maturity "weighted" by the percentage of fund assets it represents. Funds that target effective maturities would use the effective (rather than stated) maturities of the underlying instruments when computing the average. Targeting effective maturity provides additional flexibility in portfolio management but, all else being equal, could result in higher volatility than a fund targeting a stated maturity or maturity range.


 What is meant by a bond fund's "duration"?

   Duration is a calculation that seeks to measure the price sensitivity of a bond or a bond fund to changes in interest rates. It measures bond price sensitivity to interest rate changes more accurately than maturity because it takes into account the time value of cash flows generated over the bond's life. Future interest and principal payments are discounted to reflect their present value and then are multiplied by the number of years they will be received to produce a value that is expressed in years, i.e., the duration. Effective duration takes into account call features and sinking fund payments that may shorten a bond's life.

   Since duration can also be computed for bond funds, you can estimate the effect of interest rates on a fund's share price. Simply multiply the fund's duration (available for T. Rowe Price bond funds in our shareholder reports) by an expected change in interest rates. For example, the price of a bond fund with a duration of five years would be expected to fall approximately 5% if rates rose by one percentage point.

T. ROWE PRICE                                 14
 How is a municipal's price affected by changes in interest rates?

   When interest rates rise, a bond's price usually falls, and vice versa. In general, the longer a bond's maturity, the greater the price increase or decrease in response to a given change in interest rates, as shown in Table 5.


 Table 5
     How Interest Rates Affect Bond Prices
                             Price per $1,000 of a Municipal Bond if Interest Rates:
     Bond Maturity   Coupon  Increase                      Decrease
                             1 Point        2 Points       1 Point        2 Points

      1  year        3.75%       $990           $981          $1,010          $1,020

      5  years       4.55         957            916           1,045           1,093

      10  years      4.90         925            857           1,082           1,173

      20  years      5.45         889            794           1,132           1,287

      30             5.50         869            763           1,164           1,370
     years
-----------------------------------------------------------------------------------------




Coupons reflect yields on AAA-rated municipals as of May 31, 1997. This is an illustration and does not represent expected yields or share price changes of any T. Rowe Price fund.


 Do money market securities react to changes in interest rates?

   Yes. As interest rates change, the prices of some money market securities fluctuate, but changes are usually small because of their very short maturities. Investments are typically held until maturity in a money fund to help it maintain a $1.00 share price.


 How can I decide which investments are most appropriate for me?

   Review your own financial objectives, time horizon, and risk tolerance. Use Table 4, which summarizes the funds' main characteristics, to help choose a fund (or funds) for your particular needs. For example, only the money fund provides principal stability, which makes it a good choice for money you may need for contingencies. However, if you are investing for the highest possible tax-free income and can tolerate some price fluctuation, you should consider a longer-term bond fund.

  o The fund or funds you select should not be relied upon as a complete investment program nor be used for short-term trading purposes.


 Is there other information I need to review before making a decision?

   Be sure to read Investment Policies and Practices in Section 3, which discusses the principal types of portfolio securities that the funds may purchase as well as the types of management practices that the funds may use.

 ABOUT YOUR ACCOUNT
                                        2
 PRICING SHARES AND RECEIVING SALE PROCEEDS
 ----------------------------------------------------------
   Here are some procedures you should know when investing in a T. Rowe Price tax-free fund.


 How and when shares are priced

   Bond and money funds
   The share price (also called "net asset value" or NAV per share) for each fund is calculated at 4 p.m. ET each day the New York Stock Exchange is open for business. To calculate the NAV, a fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. Amortized cost is used to value money fund securities.

  o The various ways you can buy, sell, and exchange shares are explained at the end of this prospectus and on the New Account Form. These procedures may differ for institutional accounts.


 How your purchase, sale, or exchange price is determined

   If we receive your request in correct form by 4 p.m. ET, your transaction will be priced at that day's NAV. If we receive it after 4 p.m., it will be priced at the next business day's NAV.

   We cannot accept orders that request a particular day or price for your transaction or any other special conditions.

   Note: The time at which transactions and shares are priced and the time until which orders are accepted may be changed in case of an emergency or if the New York Stock Exchange closes at a time other than 4 p.m. ET.


 How you can receive the proceeds from a sale

  o When filling out the New Account Form, you may wish to give yourself the widest range of options for receiving proceeds from a sale.

   If your request is received by 4 p.m. ET in correct form, proceeds are usually sent on the next business day. Proceeds can be sent to you by mail or to your bank account by Automated Clearing House (ACH) transfer or bank wire. Proceeds sent by ACH transfer should be credited the second day after the sale. ACH is an automated method of initiating payments from and receiving payments in your financial institution account. ACH is a payment system supported by over 20,000 banks, savings banks, and credit unions, which electronically exchanges the transactions primarily through the Federal Reserve Banks. Proceeds sent by bank wire should be credited to your account the next business day.

T. ROWE PRICE                                 16
  o Exception: Under certain circumstances and when deemed to be in the fund's best interests, your proceeds may not be sent for up to five business days after receiving your sale or exchange request. If you were exchanging into a bond or money fund, your new investment would not begin to earn dividends until the sixth business day.

  o If for some reason we cannot accept your request to sell shares, we will contact you.



 USEFUL INFORMATION ON DISTRIBUTIONS AND TAXES
 ----------------------------------------------------------
  o All net investment income and realized capital gains are distributed to shareholders.


 Dividends and Other Distributions

   Dividend and capital gain distributions are reinvested in additional fund shares in your account unless you select another option on your New Account
   Form.   The advantage of reinvesting distributions arises from compounding;
   that is, you receive income dividends and capital gain distributions on a rising number of shares.

   Distributions not reinvested are paid by check or transmitted to your bank account via ACH. If the Post Office cannot deliver your check, or if your check remains uncashed for six months, the fund reserves the right to reinvest your distribution check in your account at the NAV on the business day of the reinvestment and to reinvest all subsequent distributions in shares of the fund.

   Income dividends
  o Bond funds declare income dividends daily at 4 p.m. ET to shareholders of record at that time provided payment has been received on the previous business day.

  o Money funds declare income dividends daily to shareholders of record as of 12:00 noon ET on that day. Wire purchase orders received before 12:00 noon ET receive the dividend for that day. Other purchase orders receive the dividend on the next business day after payment has been received.

  o Bond and money funds pay dividends on the first business day of each month.

  o Bond and money fund shares will earn dividends through the date of redemption; also, shares redeemed on a Friday or prior to a holiday will continue to earn dividends until the next business day. Generally, if you redeem all of your shares at any time during the month, you will also receive all dividends earned

ABOUT YOUR ACCOUNT                            17
   through the date of redemption in the same check. When you redeem only a portion of your shares, all dividends accrued on those shares will be reinvested, or paid in cash, on the next dividend payment date.

   Capital gains
  o Since money funds are managed to maintain a constant share price, they are not expected to make capital gain distributions.

  o A capital gain or loss is the difference between the purchase and sale price of a security.

  o If a fund has net capital gains for the year (after subtracting any capital losses), they are usually declared and paid in December to shareholders of record on a specified date that month. If a second distribution is necessary, it is usually declared and paid during the first quarter of the following year.


 Tax Information

  o You will be sent timely information for your tax filing needs.

   Although the regular monthly income dividends you receive from the funds are expected to be exempt from federal income taxes, you need to be aware of the possible tax consequences when:

  o You sell fund shares, including an exchange from one fund to another.

  o The fund makes a distribution to your account.

   Due to 1993 tax legislation, a portion of the capital gains realized on the sale of market discount bonds with maturities beyond one year may be treated as ordinary income and cannot be offset by other capital losses. Therefore, to the extent the fund invests in these securities, the likelihood of a taxable gain distribution will be increased.

   Note: You must report your total tax-exempt income on IRS Form 1040. The IRS uses this information to help determine the tax status of any Social Security payments you may have received during the year.

T. ROWE PRICE                                 18
   Taxes on fund redemptions
   When you sell shares in any fund, you may realize a gain or loss. An exchange from one fund to another is still a sale for tax purposes. If you realize a loss on the sale or exchange of fund shares held six months or less, your capital loss is reduced by the tax-exempt dividends received on those shares.

   In January, you will be sent Form 1099-B, indicating the date and amount of each sale you made in the fund during the prior year. This information will also be reported to the IRS. For accounts opened new or by exchange in 1983 or later, we will provide you with the gain or loss of the shares you sold during the year, based on the "average cost" method. This information is not reported to the IRS, and you do not have to use it. You may calculate the cost basis using other methods acceptable to the IRS, such as "specific identification."

   To help you maintain accurate records, we send you a confirmation immediately following each transaction you make (except for systematic purchases and redemptions) and a year-end statement detailing all your transactions in each fund account during the year.

   Taxes on fund distributions
   In January, the funds will send you Form 1099-DIV indicating the tax status of any capital gain distribution made to you. This information will also be reported to the IRS. All capital gain distributions are taxable to you for the year in which they are paid. The only exception is that dividends declared during the last three months of the year and paid in January are taxed as though they were paid by December 31. Dividends are expected to be tax-exempt.

   Short-term capital gains are taxable as ordinary income, and long-term gains are taxable at the applicable long-term gain rate. The gain is long- or short-term depending on how long the fund held the securities, not how long you held shares in the fund. If you realize a loss on the sale or exchange of fund shares held six months or less, your short-term loss recognized is reclassified to long-term to the extent of any long-term capital gain distribution received.

   If the funds invest in certain "private activity" bonds, shareholders who are subject to the alternative minimum tax (AMT) must include income generated by these bonds in their AMT computation. The portion of your fund's income which should be included in your AMT calculation, if any, will be reported to you in January.

  o Distributions are taxable whether reinvested in additional shares or received in cash.

ABOUT YOUR ACCOUNT                            19
   Tax effect of buying shares before a capital gain distribution
   If you buy shares shortly before or on the "record date"- the date that establishes you as the person to receive the upcoming distribution-you will receive a portion of the money you just invested in the form of a taxable distribution. Therefore, you may also wish to find out the fund's record date before investing. Of course, the fund's share price may, at any time, reflect undistributed capital gains or income and unrealized appreciation. When these amounts are eventually distributed, they are taxable.

   Note: For shareholders who receive Social Security benefits, the receipt of tax-exempt interest may increase the portion of benefits that are subject to tax.



 TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS
 ----------------------------------------------------------
  o Following these procedures helps assure timely and accurate transactions.


 Purchase Conditions

   Nonpayment
   If your payment is not received or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the fund or transfer agent, and the fund can redeem shares you own in this or another identically registered T. Rowe Price fund as reimbursement. The fund and its agents have the right to reject or cancel any purchase, exchange, or redemption due to nonpayment.

   U.S. dollars
   All purchases must be paid for in U.S. dollars; checks must be drawn on U.S. banks.


 Sale (Redemption) Conditions

   10-day hold
   If you sell shares that you just purchased and paid for by check or ACH transfer, the fund will process your redemption, but will generally delay sending you the proceeds for up to 10 calendar days to allow the check or transfer to clear. If your redemption request was sent by mail or mailgram, proceeds will be mailed no later than the seventh calendar day following receipt unless the check or ACH transfer has not cleared. If, during the clearing period, we receive a check drawn against your bond or money market account, it will be returned marked "uncollected." (The 10-day hold does not apply to the following: purchases paid for by bank wire; cashier's, certified, or treasurer's checks; or automatic purchases through your paycheck.)

T. ROWE PRICE                                 20

   Telephone, Tele*Access/(R)/, and personal computer transactions
   Exchange and redemption services through Telephone and Tele*Access are established automatically when you sign the New Account Form unless you check the box which states that you do not want these services. Personal computer transactions must be authorized separately. Each fund uses reasonable procedures (including shareholder identity verification) to confirm that instructions given by telephone are genuine and is not liable for acting on these instructions. If these procedures are not followed, it is the opinion of certain regulatory agencies that a fund may be liable for any losses that may result from acting on the instructions given. A confirmation is sent promptly after the telephone transaction. All conversations are recorded.

   Redemptions over $250,000
   Large sales can adversely affect a portfolio manager's ability to implement a fund's investment strategy by causing the premature sale of securities that would otherwise be held. If, in any 90-day period, you redeem (sell) more than $250,000, or your sale amounts to more than 1% of the fund's net assets, the fund has the right to delay sending your proceeds for up to five business days after receiving your request, or to pay the difference between the redemption amount and the lesser of the two previously mentioned figures with securities from the fund.


 Excessive Trading

  o T. Rowe Price may bar excessive traders from purchasing shares.

   Frequent trades, involving either substantial fund assets or a substantial portion of your account or accounts controlled by you, can disrupt management of the fund and raise its expenses. We define "excessive trading" as exceeding one purchase and sale involving the same fund within any 120-day period.

   For example, you are in fund A. You can move substantial assets from fund A to fund B and, within the next 120 days, sell your shares in fund B to return to fund A or move to fund C.

   If you exceed the number of trades described above, you may be barred indefinitely from further purchases of T. Rowe Price funds.

   Three types of transactions are exempt from excessive trading guidelines: 1) trades solely between money market funds; 2) redemptions that are not part of exchanges; and 3) systematic purchases or redemptions (see Shareholder Services).

ABOUT YOUR ACCOUNT                            21
 Keeping Your Account Open

   Due to the relatively high cost to a fund of maintaining small accounts, we ask you to maintain an account balance of at least $1,000. If your balance is below $1,000 for three months or longer, we have the right to close your account after giving you 60 days in which to increase your balance.


 Small Account Fee

   Because of the disproportionately high costs of servicing accounts with low balances, a $10 fee, paid to T. Rowe Price Services, the funds' transfer agent, will automatically be deducted from nonretirement accounts with balances falling below a minimum level. The valuation of accounts and the deduction are expected to take place during the last five business days of September. The fee will be deducted from accounts with balances below $2,000, except for UGMA/ UTMA accounts, for which the limit is $500. The fee will be waived for any investor whose aggregate T. Rowe Price mutual fund investments total $25,000 or more. Accounts employing automatic investing (e.g., payroll deduction, automatic purchase from a bank account, etc.) are also exempt from the charge. The fee will not apply to IRAs and other retirement plan accounts. (A separate custodial fee may apply to IRAs and other retirement plan accounts.)


 Signature Guarantees

  o A signature guarantee is designed to protect you and the T. Rowe Price funds from fraud by verifying your signature.

   You may need to have your signature guaranteed in certain situations, such as:


  o Written requests 1) to redeem over $100,000, or 2) to wire redemption proceeds.

  o Remitting redemption proceeds to any person, address, or bank account not on record.

  o Transferring redemption proceeds to a T. Rowe Price fund account with a different registration (name or ownership) from yours.

  o Establishing certain services after the account is opened.

   You can obtain a signature guarantee from most banks, savings institutions, broker-dealers, and other guarantors acceptable to T. Rowe Price. We cannot accept guarantees from notaries public or organizations that do not provide reimbursement in the case of fraud.

 MORE ABOUT THE FUNDS
                                        3
 ORGANIZATION AND MANAGEMENT
 ----------------------------------------------------------

 How are the funds organized?

   The funds are "diversified, open-end investment companies," or mutual funds, and were incorporated in Maryland as follows: 1) Tax-Exempt Money Fund, 1980;
   2) Tax-Free Short-Intermediate Fund, 1983; 3) Tax-Free Insured Intermediate Bond Fund, 1992; 4) Tax-Free Income Fund, 1976; and 5) Tax-Free High Yield Fund, 1984. Mutual funds pool money received from shareholders and invest it to try to achieve specified objectives.

  o Shareholders benefit from T. Rowe Price's 60 years of investment management experience.


 What is meant by "shares"?

   As with all mutual funds, investors purchase shares when they put money in a fund. These shares are part of a fund's authorized capital stock, but share certificates are not issued.

   Each share and fractional share entitles the shareholder to:

  o Receive a proportional interest in the fund's income and capital gain distributions.

  o Cast one vote per share on certain fund matters, including the election of fund directors, changes in fundamental policies, or approval of changes in the fund's management contract.


 Do T. Rowe Price funds have annual shareholder meetings?

   The funds are not required to hold annual meetings and, in order to avoid unnecessary costs to fund shareholders, do not intend to do so except when certain matters, such as a change in a fund's fundamental policies, are to be decided. In addition, shareholders representing at least 10% of all eligible votes may call a special meeting, if they wish, for the purpose of voting on the removal of any fund director or trustee. If a meeting is held and you cannot attend, you can vote by proxy. Before the meeting, the fund will send you proxy materials that explain the issues to be decided and include a voting card for you to mail back.

ABOUT YOUR ACCOUNT                            23
 Who runs the funds?

   General Oversight
   The funds are governed by a Board of Directors that elects the funds' officers and meets regularly to review the funds' investments, performance, expenses, and other business affairs. The policy of each fund is that a majority of the Board members will be independent of T. Rowe Price.

  o All decisions regarding the purchase and sale of fund investments are made by T. Rowe Price-specifically by each fund's portfolio managers.

   Portfolio Management
   Each fund has an Investment Advisory Committee whose chairman has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the fund's investment programs. The Investment Advisory Committees are composed of the following members:


   Tax-Exempt Money Fund Patrice L. Berchtenbreiter Ely, Chairman, Jeremy N. Baker, Paul W. Boltz, Patricia S. Deford, Joseph K. Lynagh, Mary J. Miller, William T. Reynolds, Theodore E. Robson, and Edward A. Wiese. Ms. Berchtenbreiter Ely has been chairman of the fund since 1992. She joined T. Rowe Price in 1972 and has been managing investments since 1987.

   Tax-Free Short-Intermediate Bond Fund Charles B. Hill, Chairman, Janet G. Albright, Paul W. Boltz, Patricia S. Deford, Joseph K. Lynagh, Laura L. McAree, Mary J. Miller, and Arthur S. Varnado. Mr. Hill was appointed chairman of the fund's committee in 1996. He joined T. Rowe Price in 1991 and has been managing investments since 1986.

   Tax-Free Insured Intermediate Bond Fund Charles B. Hill, Chairman, Janet G. Albright, Paul W. Boltz, Patricia S. Deford, Konstantine B. Mallas, Laura L. McAree, Mary J. Miller, and Arthur S. Varnado. Mr. Hill was appointed chairman of the fund in 1996. He joined T. Rowe Price in 1991 and has been managing investments since 1986.

   Tax-Free Income Fund Mary J. Miller, Chairman, Paul W. Boltz, Patricia S. Deford, Konstantine B. Mallas, Hugh D. McGuirk, William T. Reynolds, William
   F. Snider, and Arthur S. Varnado. Ms. Miller was appointed chairman of the committee in 1997. She joined T. Rowe Price in 1983 and has been managing investments since 1987.

   Tax-Free High Yield Fund C. Stephen Wolfe II, Chairman, A. Gene Caponi, Patricia S. Deford, Charles O. Holland, Konstantine B. Mallas, Mary J. Miller, William T. Reynolds, Alan P. Richman, and Arthur S. Varnado. Mr. Wolfe has been chairman of the fund since 1994. He joined T. Rowe Price in 1985 and has been managing investments since 1991.

T. ROWE PRICE                                 24
   Marketing
   T. Rowe Price Investment Services, Inc., a wholly owned subsidiary of T. Rowe Price, distributes (sells) shares of these and all other T. Rowe Price funds.

   Shareholder Services
   T. Rowe Price Services, Inc., another wholly owned subsidiary, acts as the funds' transfer and dividend disbursing agent and provides shareholder and administrative services. The address for T. Rowe Price Investment Services, Inc., and T. Rowe Price Services, Inc., is 100 East Pratt St., Baltimore, MD 21202.


 How are fund expenses determined?


   The management agreement spells out the expenses to be paid by each fund. In addition to the management fee, each fund pays for the following: shareholder service expenses; custodial, accounting, legal, and audit fees; costs of preparing and printing prospectuses and reports sent to shareholders; registration fees and expenses; proxy and annual meeting expenses (if any); and director/trustee fees and expenses.

   The funds paid the expenses shown in Table 6 for the fiscal year ended February 28, 1997.

 Table 6 Services Fees Paid
     Fund       Transfer Agent and Shareholder Services  Accounting Services

     Money                  $373,000                        $ 93,000
     Short-Intermediate      224,000                          90,000
     Insured Intermediate     92,000                          65,000
     Income                  586,000                         110,000
     High Yield              543,000                         110,000
-------------------------------------------------------------------------------


   The Management Fee
   This fee has two parts-an "individual fund fee" (discussed under Transaction and Fund Expenses), which reflects a fund's particular investment management costs, and a "group fee." The group fee, which is designed to reflect the benefits of the shared resources of the T. Rowe Price investment management complex, is calculated daily based on the combined net assets of all T. Rowe Price funds (except Equity Index and the Spectrum Funds and any institutional or private

MORE ABOUT THE FUNDS                          25
   label mutual funds). The group fee schedule (shown below) is graduated, declining as the asset total rises, so shareholders benefit from the overall growth in mutual fund assets.

     0.480%  First $1 billion  0.360%  Next $2 billion   0.310%  Next $16 billion
     ----------------------------------------------------------------------------
     0.450%  Next $1 billion   0.350%  Next $2 billion   0.305%  Next $30 billion
     ----------------------------------------------------------------------------
     0.420%  Next $1 billion   0.340%  Next $5 billion   0.300%  Thereafter
     ----------------------------------------------------------------------------
     0.390%  Next $1 billion   0.330%  Next $10 billion
     -------------------------------------------------------------------------
     0.370%  Next $1 billion   0.320%  Next $10 billion




   Each fund's portion of the group fee is determined by the ratio of its daily net assets to the daily net assets of all the T. Rowe Price funds described previously. Based on combined T. Rowe Price funds' assets of approximately $63 billion at March 31, 1997, the group fee was 0.33%.



 UNDERSTANDING PERFORMANCE INFORMATION
 ----------------------------------------------------------
   This section should help you understand the terms used to describe fund performance. You will come across them in shareholder reports you receive from us, in our newsletter, The Price Report, in Insights articles, in T. Rowe Price advertisements, and in the media.


 Total Return

   This tells you how much an investment in a fund has changed in value over a given time period. It reflects any net increase or decrease in the share price and assumes that all dividends and capital gains (if any) paid during the period were reinvested in additional shares. Including reinvested distributions means that total return numbers include the effect of compounding, i.e., you receive income and capital gain distributions on a rising number of shares.

   Advertisements for a fund may include cumulative or compound average annual total return figures, which may be compared with various indices, other performance measures, or other mutual funds.

  o Total return is the most widely used performance measure. Detailed performance information is included in each fund's annual and semiannual shareholder reports and in the quarterly Performance Update, which are all available without charge.

T. ROWE PRICE                                 26
 Cumulative Total Return

   This is the actual rate of return on an investment for a specified period. A cumulative return does not indicate how much the value of the investment may have fluctuated between the beginning and end of the period specified.


 Average Annual Total Return

   This is always hypothetical. Working backward from the actual cumulative return, it tells you what constant year-by-year return would have produced the actual cumulative return. By smoothing out all the variations in annual performance, it gives you an idea of the investment's annual contribution to your portfolio, provided you held it for the entire period in question.


 Yield


   The current or "dividend" yield on a fund or any investment tells you the relationship between the investment's current level of annual income and its price on a particular day. The dividend yield reflects the actual income paid to shareholders for a given period, annualized, and divided by the net asset value. For example, a fund providing $5 of annual income per share and a price of $50 has a "current" yield of 10%. Yields can be calculated for any time period.

   The money fund may advertise a current yield, reflecting the latest seven-day income annualized, or an "effective" yield, which assumes the income has been reinvested in the fund.

   For the bond funds, the advertised or "SEC" yield is found by determining the net income per share (as defined by the SEC) earned by the fund during a 30-day base period and dividing this amount by the per share price on the last day of the base period. The SEC yield may differ from the dividend yield.

  o You will see frequent references to a fund's yield in our reports, in advertisements, in media stories, and so on.



 INVESTMENT POLICIES AND PRACTICES
 ----------------------------------------------------------
   This section takes a detailed look at some of the types of securities the funds may hold in their portfolios and the various kinds of investment practices that may be used in day-to-day portfolio management. Each fund's investment program is subject to further restrictions and risks described in the Statement of Additional Information.

   Shareholder approval is required to substantively change a fund's objective and certain investment restrictions noted in the following section as "fundamental policies." The managers also follow certain "operating policies" which can be

MORE ABOUT THE FUNDS                          27
   changed without shareholder approval. However, significant changes are discussed with shareholders in fund reports. Each fund adheres to applicable investment restrictions and policies at the time it makes an investment. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made.

   The funds' holdings of certain kinds of investments cannot exceed maximum percentages of total assets, which are set forth in the prospectus. For instance, the bond funds are not permitted to invest more than 10% of total assets in residual interest bonds. While these restrictions provide a useful level of detail about the funds' investment programs, investors should not view them as an accurate gauge of the potential risk of such investments. For example, in a given period, a 5% investment in residual interest bonds could have significantly more of an impact on a fund's share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return in relation to the performance of all the funds' other investments.

   Changes in the funds' holdings, the funds' performance, and the contribution of various investments are discussed in the shareholder reports sent to you.

  o Fund managers have considerable leeway in choosing investment strategies and selecting securities they believe will help the funds achieve their objectives.


 Types of Portfolio Securities


   In seeking to meet their investment objectives, the funds may invest in any type of municipal security or instrument (including certain potentially high-risk derivatives described in this section) whose investment characteristics are consistent with the funds' investment programs. The following pages describe the principal types of portfolio securities and investment management practices of the funds.

   Fundamental policy Each fund will not purchase a security if, as a result, with respect to 75% of its total assets, more than 5% of its total assets would be invested in securities of a single issuer or more than 10% of the outstanding voting securities of the issuer would be held by a fund; provided that these limitations do not apply to a fund's purchase of securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities.


   Operating policy (money fund only) The money fund will not purchase a security if, as a result, more than 5% of its total assets would be invested in securities of a single issuer, provided that this limitation does not apply to purchases of U.S. government securities or securities subject to certain types of guarantees, and further provided that the fund may invest up to 25% of its total assets in the first tier securities (as defined by Rule 2a-7) of a single issuer for a period of up to three business days.

T. ROWE PRICE                                 28
   Municipal Securities
   Each fund's assets are invested primarily in various tax-free municipal debt securities. The issuers have a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) on a specified date or dates. An issuer may have the right to redeem or "call" a bond before maturity, and the fund may have to reinvest the proceeds at lower rates.

   There are two broad categories of municipal bonds. General obligation bonds are backed by the issuer's "full faith and credit," that is, its full taxing and revenue raising power. Revenue bonds usually rely exclusively on a specific revenue source, such as charges for water and sewer service, to generate money for debt service.

  o In purchasing municipals, the funds rely on the opinion of the issuer's bond counsel regarding the tax-exempt status of the investment.

   Private Activity Bonds
   While income from most municipals is exempt from federal income taxes, the income from certain types of so-called private activity bonds (a type of revenue bond) may be subject to the alternative minimum tax (AMT). However, only persons subject to the AMT pay this tax. Private activity bonds may be issued for purposes such as housing or airports or to benefit a private company. (Being subject to the AMT does not mean the investor necessarily pays this tax. For further information, please see Distributions and Taxes.)

   Fundamental policy Under normal market conditions, the funds will not purchase any security if, as a result, less than 80% of the funds' income would be exempt from federal income taxes. The income included under the 80% test does not include income from securities subject to the alternative minimum tax.

   Operating policy During periods of abnormal market conditions, for temporary defensive purposes, the funds may invest without limit in high-quality, short-term securities whose income is subject to federal income tax.

   In addition to general obligation and revenue bonds, the funds' investments may include, but are not limited to, the following types of securities:

   Municipal Lease Obligations
   A lease is not a full faith and credit obligation of the issuer and is usually backed only by the borrowing government's unsecured pledge to make annual appropriations for lease payments. There have been challenges to the legality of lease financing in numerous states, and, from time to time, certain municipalities have considered not appropriating money for lease payments. In deciding whether to purchase a lease obligation, the funds would assess the financial condition of the borrower, the merits of the project, the level of public support for the project,

MORE ABOUT THE FUNDS                          29
   and the legislative history of lease financing in the state. These securities may be less readily marketable than other municipals. The funds may also purchase unrated lease obligations.

   Municipal Warrants (bond funds)
   Municipal warrants are essentially call options on municipal bonds. In exchange for a premium, they give the purchaser the right, but not the obligation, to purchase a municipal bond in the future. The bond fund might purchase a warrant to lock in forward supply in an environment where the current issuance of bonds is sharply reduced. Like options, warrants may expire worthless and they may have reduced liquidity.

   Operating policy Each bond fund will not invest more than 2% of its total assets in municipal warrants.

   Securities With "Puts" or Other Demand Features
   Some longer-term municipals give the investor the right to "put" or sell the security at par (face value) within a specified number of days following the investor's request-usually one to seven days. This demand feature enhances a security's liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. The money fund typically purchases a significant number of these securities. If a demand feature terminates prior to being exercised, the funds would hold the longer-term security, which could experience substantially more volatility.

   Securities With Credit Enhancements
  o Letters of credit Letters of credit are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying municipal security should default.

  o T. Rowe Price periodically reviews the credit quality of the insurer.

  o Municipal Bond Insurance This insurance, which is usually purchased by the bond issuer from a private, nongovernmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond's principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any fund. The credit rating of an insured bond reflects the credit rating of the insurer, based on its claims-paying ability.

   The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured municipal bonds have been low to date and municipal bond insurers have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer's loss reserves and adversely affect its ability to pay claims to bondholders, such as the fund. The number of municipal bond insurers is relatively small, and not all of them have the highest rating.

T. ROWE PRICE                                 30
   While all funds may buy insured bonds from time to time, such bonds will compose at least 65% of the total assets of the Insured Intermediate Fund. The Insured Intermediate Fund's purchase of insured bonds will be limited to those which, at the time of purchase, have the highest credit rating from a national rating agency. There is no guarantee that this rating will be maintained.

  o Standby Purchase Agreements A Standby Bond Purchase Agreement (SBPA) is a liquidity facility provided to pay the purchase price of bonds that cannot be remarketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider's obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower.

   Synthetic or Derivative Securities
   These securities are created from existing municipal bonds:


  o Residual Interest Bonds (bond funds) (These are a type of potentially high-risk derivative.) The income stream provided by an underlying bond is divided to create two securities, one short term and one long term. The interest rate on the short-term component is reset by an index or auction process normally every seven to 35 days. After income is paid on the short-term securities at current rates, the residual income goes to the long-term securities. Therefore, rising short-term interest rates result in lower income for the longer-term portion, and vice versa. The longer-term bonds can be very volatile and may be less liquid than other municipals of comparable maturity.

   Operating policy Each bond fund will not invest more than 10% of its total assets in residual interest bonds.

  o Participation Interests This term covers various types of securities created by converting fixed rate bonds into short-term, variable rate certificates. These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities. The funds will invest only in securities deemed tax-exempt by a nationally recognized bond counsel, but there is no guarantee the interest will be exempt because the IRS has not issued a definitive ruling on the matter.

  o Embedded Interest Rate Swaps and Caps (bond funds) In a fixed rate, long-term municipal bond with an interest rate swap attached to it, the bondholder usually receives the bond's fixed coupon payment as well as a variable rate payment that represents the difference between a fixed rate for the term of the swap (which is typically shorter than the bond it is attached to) and a variable rate short-term municipal index. The bondholder receives excess income when short-term rates remain below the fixed interest rate swap rate. If short-term rates rise above the

MORE ABOUT THE FUNDS                          31
   fixed income swap rate, the bondholder's income is reduced. At the end of the interest rate swap term, the bond reverts to a single fixed coupon payment.

   An embedded interest rate cap allows the bondholder to receive payments whenever short-term rates rise above a level established at the time of purchase. They normally are used to hedge against rising short-term interest rates.

   Both instruments may be volatile and of limited liquidity, and their use may adversely affect a fund's total return.

   Operating policy Each bond fund will not invest more than 10% of its total assets in embedded interest rate swaps and caps.

   Private Placements
   The funds may seek to enhance their yield through the purchase of private placements. These securities are sold through private negotiations, usually to institutions or mutual funds, and may have resale restrictions. Their yields are usually higher than comparable public securities to compensate the investor for their limited marketability.

   Operating policy The bond funds may not invest more than 15% (10% for the money fund) of its net assets in illiquid securities, including unmarketable private placements.


 Types of Management Practices

   Cash Position (bond funds)
   Each fund will hold a certain portion of its assets in short-term, tax-exempt money market securities maturing in one year or less. The reserve position accomplishes the following: provides flexibility in meeting redemptions, expenses, and the timing of new investments; can help in structuring each fund's weighted average maturity; and serves as a short-term defense during periods of unusual market volatility. Each fund's cash reserve position will be composed of short-term, investment-grade securities, including tax-exempt commercial paper, municipal notes, and short-term maturity bonds. Some of these securities may have adjustable, variable, or floating rates.

   When-Issued Securities (all funds) and Forwards (bond funds)
   New issues of municipals are often sold on a "when-issued" basis, that is, delivery and payment take place 15-45 days after the buyer has agreed to the purchase. Some bonds, called "forwards," have longer-than-standard settlement dates, typically six to 24 months. When buying these securities, each fund will maintain cash or high-grade marketable securities held by its custodian equal in value to its commitment for these securities. The funds do not earn interest on when-issued and forward securities until settlement, and the value of the securities may

T. ROWE PRICE                                 32
   fluctuate between purchase and settlement. Municipal "forwards" typically carry a substantial yield premium to compensate the buyer for their greater interest rate, credit, and liquidity risks.

   Interest Rate Futures (bond funds)
   Futures (a type of potentially high-risk derivative) are often used to manage risk because they enable the investor to buy or sell an asset in the future at an agreed-upon price. Specifically, the funds may use futures (and options on futures) for any number of reasons, including: to hedge against a potentially unfavorable change in interest rates and to adjust their exposure to the municipal bond market; to protect portfolio value; in an effort to enhance income; and to adjust portfolio duration. The use of futures for hedging and non-hedging purposes may not always be successful. Their prices can be highly volatile, using them could lower a fund's total return, and the potential loss from their use could exceed a fund's initial exposure to such contracts.

   Operating policy Initial margin deposits on futures and premiums on options used for non-hedging purposes will not equal more than 5% of the bond funds' net asset value.

   Borrowing Money and Transferring Assets
   Each fund can borrow money from banks as a temporary measure for emergency purposes, to facilitate redemption requests, or for other purposes consistent with each fund's investment objective and program. Such borrowings may be collateralized with fund assets, subject to restrictions.

   Fundamental policy Borrowings may not exceed 33 1/3% of total fund assets.

   Operating policy Each fund may not transfer as collateral any portfolio securities except as necessary in connection with permissible borrowings or investments, and then such transfers may not exceed 33 1/3% of a fund's total assets. A fund may not purchase additional securities when borrowings exceed 5% of total assets.

   Portfolio Turnover (bond funds)
   Each fund generally purchases securities with the intention of holding them for investment; however, when market conditions or other circumstances warrant, securities may be purchased and sold without regard to the length of time held. Due to the nature of each fund's investment program, a fund's portfolio turnover rate may exceed 100%. Although the funds do not expect to generate any taxable income, a high turnover rate may increase transaction costs and may

MORE ABOUT THE FUNDS                          33
   affect taxes paid by shareholders to the extent short-term gains are distributed. The funds' portfolio turnover rates for the previous three fiscal years are shown in Table 7.

 Table 7
     Portfolio Turnover Rates
     Fund                      1995      1996     1997
     Short-Intermediate          93.1%    69.9%     84.3%
     Insured Intermediate       170.8     63.8      76.8
     Income                      49.3     48.7      40.7
     High YIeld                  59.6     39.3      37.0
-----------------------------------------------------------


   Sector Concentration
   It is possible that each fund could have a considerable amount of assets (25% or more) in securities that would tend to respond similarly to particular economic or political developments. An example would be securities of issuers related to a single industry, such as health care or nuclear energy.

   Operating policy Each fund will not invest more than 25% of total assets in industrial development bonds of projects in the same industry (such as solid waste, nuclear utility, or airlines). Bonds which are refunded with escrowed U.S. government securities are not subject to the 25% limitation.

   High-Yield/High-Risk Investing (High Yield Fund)
   The total return and yield of lower-quality (high-yield/high-risk) bonds, commonly referred to as "junk," can be expected to fluctuate more than the total return and yield of higher-quality bonds. Junk bonds (those rated below BBB or in default) are regarded as predominantly speculative with respect to the issuer's ability to meet principal and interest payments. Successful investment in lower-medium- and low-quality bonds involves greater investment risk and is highly dependent on T. Rowe Price's credit analysis. A real or perceived economic downturn or rising interest rates could cause a decline in high-yield bond prices, by lessening the ability of issuers to make principal and interest payments. These bonds are often thinly traded and can be more difficult to sell and value accurately than high-quality bonds. Because objective pricing data may be less available, judgment may play a greater role in the valuation process.

T. ROWE PRICE                                 34
   Credit-Quality Considerations
   The credit quality of most bond issues is evaluated by rating agencies such as Moody's and Standard & Poor's. Credit quality refers to the issuer's ability to meet all required interest and principal payments. The highest ratings are assigned to issuers perceived to be the best credit risks. T. Rowe Price research analysts also evaluate all portfolio holdings of each fund, including those rated by outside agencies. The lower the rating on a bond, the higher the yield, other things being equal.


   Table 8 shows the rating scale used by the major rating agencies, and Table 9 provides an explanation of quality ratings. T. Rowe Price considers publicly available ratings, but emphasizes its own credit analysis when selecting investments.

 Table 8
Ratings of Municipal Debt Securities
                 Moody's         Standard         Fitch
                 Investors       & Poor's         Investors
                 Service, Inc.   Corporation      Service, Inc.               Definition
     Long Term   Aaa             AAA              AAA                         Highest quality

                 Aa              AA               AA                          High quality

                 A               A                A                           Upper medium grade

                 Baa             BBB              BBB                         Medium grade

                 Ba              BB               BB                          Speculative

                 B               B                B                           Highly speculative

                 Caa             CCC, CC          CCC, CC                     Vulnerable to default

                 Ca              C                C                           Default is imminent

                 C               D                DDD, DD, D                  Probably in default

                 Moody's                          S&P                         Fitch
     Short Term  MIG1/VMIG1      Best quality     SP1+  Very strong quality   F-1+    Exceptionally strong quality
                                                  SP1   Strong grade          F-1     Very strong quality
                 C
                 MIG2/VMIG2      High quality     SP2   Satisfactory grade    F-2     Good credit quality
                 C
                 MIG3/VMIG3      Favorable                                    F-3     Fair credit quality
                                 quality
                 C
                 MIG4/VMIG4      Adequate
                                 quality
                 C
                 SG              Speculative      SP3   Speculative grade     F-S     Weak credit quality
                                 quality
                 C
     Commercial  P-1             Superior         A-1+  Extremely strong      F-1+    Exceptionally strong quality
     Paper                       quality          A-1   quality               F-1     Very strong quality
                                                        Strong quality
                 C
                 P-2             Strong quality   A-2   Satisfactory quality  F-2     Good credit quality
                 C
                 P-3             Acceptable       A-3   Adequate quality      F-3     Fair credit quality
                                 quality          B     Speculative quality   F-S     Weak credit quality
                                                  C     Doubtful quality

---------------------------------------------------------------------------------------------------------------------

MORE ABOUT THE FUNDS                          35

 Table 9
     Explanation of Quality Ratings
                         Bond
                         Rating   Explanation

     Moody's Investors   Aaa      Highest quality, smallest degree of
     Service, Inc.                investment risk.

                         Aa High quality; together with Aaa bonds, they compose the high-grade bond group.

                         A        Upper-medium-grade obligations; many
                                  favorable investment attributes.

                         Baa Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present, but certain protective elements may be lacking or may be unreliable over any great length of time.

                         Ba       More uncertain with speculative elements.
                                  Protection of interest and principal payments not well safeguarded in good and bad times.

                         B        Lack characteristics of desirable investment;
                                  potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.

                         Caa Poor standing, may be in default; elements of danger with respect to principal or interest payments.

                         Ca       Speculative in high degree; could be in
                                  default or have other marked
                                  shortcomings.

                         C Lowest rated. Extremely poor prospects of ever attaining investment standing.

     Standard & Poor's   AAA      Highest rating; extremely strong capacity to
     Corporation                  pay principal and interest.

                         AA High quality; very strong capacity to pay principal and interest.

                         A        Strong capacity to pay principal and
                                  interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.

                         BBB      Adequate capacity to pay principal and
                                  interest; normally exhibit adequate
                                  protection parameters, but adverse economic conditions or changing circumstances more likely to lead to weakened capacity to pay principal and interest than for higher-rated bonds.

                         BB, B,   Predominantly speculative with respect to the
                         CCC, CC  issuer's capacity to meet required interest
                                  and principal payments. BB-lowest degree of
                                  speculation; CC-the highest degree of
                                  speculation. Quality and protective
                                  characteristics outweighed by large
                                  uncertainties or major risk exposure to
                                  adverse conditions.

                         D        In default.

                         AAA      Highest quality; obligor has exceptionally
                                  strong ability to pay interest and repay
     Fitch Investors              principal, which is unlikely to be affected
     Service, Inc.                by reasonably foreseeable events.

                         AA Very high quality; obligor's ability to pay interest and repay principal is very strong.
                                  Because bonds rated in the AAA and AA
                                  categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

                         A        High quality; obligor's ability to pay
                                  interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than higher-rated bonds.

                         BBB      Satisfactory credit quality; obligor's
                                  ability to pay interest and repay principal is considered adequate. Unfavorable changes in economic conditions and circumstances are more likely to adversely affect these bonds and impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for higher-rated bonds.

                         BB,      Not investment grade; predominantly
                         CCC,     speculative with respect to the issuer's
                         CC, C    capacity to repay interest and repay
                                  principal in accordance with the terms of the
                                  obligation for bond issues not in default. BB
                                  is the least speculative. C is the most
                                  speculative.
-------------------------------------------------------------------------------

T. ROWE PRICE                                 36
 Credit Quality and the High Yield Fund

   In seeking its primary objective of high income, the Tax-Free High Yield Fund invests a portion of its assets in bonds rated below investment grade (BB or lower). Such bonds are regarded as speculative with respect to the issuer's ability to meet interest and principal payments.


   For the fiscal year ended February 28, 1997, the Tax-Free High Yield Fund's assets were invested in the credit categories shown in Table 10. Percentages are computed on a dollar-weighted basis and are an average of 12 monthly calculations.

    Table 10
     Tax-Free High Yield Fund: Asset Composition
                                  Percentage of    TRPA's Assessment of
     Standard & Poor's Rating/a/  Total Assets     Not Rated Securities

--------------------------------------------------------------------------
     AAA                               14.0%              1.8%

     AA                                10.4               1.3

     A                                  8.2               1.7

     BBB                               28.2               6.4

     BB                                 9.5               9.4

     B                                  -                 2.2

     CCC-D                              -                 0.1 (CCC)

     Not rated                         22.9               -

     Reserves                           6.8               -

                                      100.0%             22.9%
--------------------------------------------------------------------------


 /a /Equivalent ratings by Moody's used in the absence of a S&P rating.

 INVESTING WITH T. ROWE PRICE
                                        4
 ACCOUNT REQUIREMENTS AND TRANSACTION INFORMATION
 ----------------------------------------------------------
Tax Identification Number
We must have your correct Social Security or corporate tax identification number on a signed New Account Form or W-9 Form. Otherwise, federal law requires the funds to withhold a percentage (currently 31%) of your dividends, capital gain distributions, and redemptions, and may subject you to an IRS fine. If this information is not received within 60 days after your account is established, your account may be redeemed, priced at the NAV on the date of redemption.

Always verify your transactions by carefully reviewing the confirmation we send you. Please report any discrepancies to Shareholder Services promptly.

Institutional Accounts
Transaction procedures in the following sections may not apply to institutional accounts. For procedures regarding institutional accounts, please call your designated account manager or service representative.



 OPENING A NEW ACCOUNT
 ----------------------------------------------------------
$2,500 minimum initial investment; $1,000 for gifts or transfers to minors (UGMA/UTMA) accounts

Account Registration
If you own other T. Rowe Price funds, be sure to register any new account just like your existing accounts so you can exchange among them easily. (The name and account type would have to be identical.)

By Mail
Please make your check payable to T. Rowe Price Funds (otherwise it will be returned) and send your check together with the New Account Form to the address on the next page. We do not accept third party checks to open new accounts.

T. ROWE PRICE                                 38
Regular Mail
T. Rowe Price Account Services P.O. Box 17300 Baltimore, MD 21298-9353

Mailgram, Express, Registered, or Certified Mail
T. Rowe Price Account Services 10090 Red Run Blvd. Owings Mills, MD 21117

By Wire
Call Investor Services for an account number and give the following wire information to your bank:


PNC Bank, N.A. (Pittsburgh) ABA# 043000096 T. Rowe Price [fund name] Account# 1004397951 account name and account number

Complete a New Account Form and mail it to one of the appropriate addresses listed above.

Note: No services will be established and IRS penalty withholding may occur until a signed New Account Form is received.

By Exchange
Call Shareholder Services or use Tele*Access or your personal computer (see Automated Services under Shareholder Services). The new account will have the same registration as the account from which you are exchanging. Services for the new account may be carried over by telephone request if preauthorized on the existing account. For limitations on exchanging, see explanation of Excessive Trading under Transaction Procedures and Special Requirements.

In Person
Drop off your New Account Form at any location listed on the cover and obtain a receipt.

INVESTING WITH T. ROWE PRICE                  39
 PURCHASING ADDITIONAL SHARES
 ----------------------------------------------------------
$100 minimum purchase; $50 minimum for Automatic Asset Builder, and gifts or transfers to minors (UGMA/ UTMA) accounts

By ACH Transfer
Use Tele*Access, your personal computer, or call Investor Services if you have established electronic transfers using the ACH network.

By Wire
Call Shareholder Services or use the wire address in Opening a New Account.

By Mail

1. Make your check payable to T. Rowe Price Funds (otherwise it may be returned).

2. Mail the check to us at the address shown below with either a fund reinvestment slip or a note indicating the fund you want to buy and your fund account number.

3. Remember to provide your account number and the fund name on the memo line of your check.

Regular Mail
T. Rowe Price Funds Account Services
P.O. Box 89000
Baltimore, MD 21289-1500

/(For mailgrams, express, registered, or certified mail, see / /previous section.)/

By Automatic Asset Builder
Fill out the Automatic Asset Builder section on the New Account or Shareholder Services Form.



 EXCHANGING AND REDEEMING SHARES
 ----------------------------------------------------------
By Phone
Call Shareholder Services

If you find our phones busy during unusually volatile markets, please consider placing your order by your personal computer, Tele*Access (if you have previously authorized telephone services), mailgram, or express mail. For exchange policies, please see Transaction Procedures and Special Requirements -Excessive Trading.

T. ROWE PRICE                                 40
Redemption proceeds can be mailed to your account address, sent by ACH transfer, or wired to your bank (provided your bank information is already on file). For charges, see Electronic Transfers -By Wire under Shareholder Services.

By Mail
For each account involved, provide the account name, number, fund name, and exchange or redemption amount. For exchanges, be sure to indicate any fund you are exchanging out of and the fund or funds you are exchanging into. Please mail to the appropriate address below. T. Rowe Price requires the signatures of all owners exactly as registered, and possibly a signature guarantee (see Transaction Procedures and Special Requirements-Signature Guarantees).

Regular Mail
T. Rowe Price Account Services
P.O. Box 89000
Baltimore, MD 21289-0220

Mailgram, Express, Registered, or Certified Mail
T. Rowe Price Account Services
10090 Red Run Boulevard
Owings Mills, MD 21117

Rights Reserved by the Fund

The fund and its agents reserve the right to waive or lower investment minimums; to accept initial purchases by telephone or mailgram; to refuse any purchase order; to cancel or rescind any purchase or exchange (for example, if an account has been restricted due to excessive trading or fraud) upon notice to the shareholder within five business days of the trade or if the written confirmation has not been received by the shareholder, whichever is sooner; to freeze any account and suspend account services when notice has been received of a dispute between the registered or beneficial account owners or there is reason to believe a fraudulent transaction may occur; to otherwise modify the conditions of purchase and any services at any time; or to act on instructions believed to be genuine.

INVESTING WITH T. ROWE PRICE                  41
 SHAREHOLDER SERVICES
 ----------------------------------------------------------
Shareholder Services 1-800-225-5132 1-410-625-6500 Investor Services 1-800-638-5660 1-410-547-2308
Many services are available to you as a T. Rowe Price shareholder; some you receive automatically, and others you must authorize on the New Account Form. By signing up for services on the New Account Form rather than later on, you avoid having to complete a separate form and obtain a signature guarantee. This section reviews some of the principal services currently offered. Our Services Guide contains detailed descriptions of these and other services.

If you are a new T. Rowe Price investor, you will receive a Services Guide with our Welcome Kit.

Note: Corporate and other institutional accounts require an original or certified resolution to establish services and to redeem by mail. For more information, call Investor Services.

Retirement Plans

We offer a wide range of plans for individuals, institutions, and large and small businesses: IRAs, SIMPLE IRAs, SEP-IRAs, Keoghs (profit sharing, money purchase pension), 401(k), and 403(b)(7). For information on IRAs, call Investor Services. For information on all other retirement plans, including our no-load variable annuity, please call our Trust Company at 1-800-492-7670.

Exchange Service

You can move money from one account to an existing identically registered account, or open a new identically registered account. Remember, exchanges are purchases and sales for tax purposes. (Exchanges into a state tax-free fund are limited to investors living in states where the funds are registered.) Some of the T. Rowe Price funds may impose a redemption fee of 0.5% to 2% on shares held for less than six months or one year, as specified in the prospectus. The fee is paid to the fund.

Automated Services
Tele*Access
1-800-638-2587 24 hours, 7 days
Tele*Access

24-hour service via toll-free number enables you to (1) access information on fund yields, prices, distributions, account balances, and your latest transaction; (2) request checks, prospectuses, services forms, duplicate statements, and tax forms; and (3) initiate purchase, redemption, and exchange transactions in your accounts (see Electronic Transfers on the next page).

T. ROWE PRICE                                 42

T. Rowe Price OnLine
24-hour service via dial-up modem provides the same services as Tele*Access but on a personal computer. Please call Investor Services for an information guide.

After obtaining proper authorization, account transactions may also be conducted on the Internet.

Plan Account Line
1-800-401-3279
Plan Account Line
This 24-hour service is similar to Tele*Access, but is designed specifically to meet the needs of retirement plan investors.

Telephone and Walk-In Services
Buy, sell, or exchange shares by calling one of our service representatives or by visiting one of our investor center locations whose addresses are listed on the cover.

Electronic Transfers
By ACH
With no charges to pay, you can initiate a purchase or redemption for as little as $100 or as much as $100,000 between your bank account and fund account using the ACH network. Enter instructions via Tele*Access or your personal computer, or call Shareholder Services.

By Wire
Electronic transfers can be conducted via bank wire. There is currently a $5 fee for wire redemptions under $5,000, and your bank may charge for incoming or outgoing wire transfers regardless of size.

Checkwriting

(Not available for equity funds, or the High Yield or Emerging Markets Bond Funds) You may write an unlimited number of free checks on any money market fund, and most bond funds, with a minimum of $500 per check. Keep in mind, however, that a check results in a redemption; a check written on a bond fund will create a taxable event which you and we must report to the IRS.

Automatic Investing
($50 minimum) You can invest automatically in several different ways, including:

Automatic Asset Builder
You instruct us to move $50 or more from your bank account, or you can instruct your employer to send all or a portion of your paycheck to the fund or funds you designate.

Automatic Exchange
You can set up systematic investments from one fund account into another, such as from a money fund into a stock fund.

INVESTING WITH T. ROWE PRICE                  43
 DISCOUNT BROKERAGE
 ----------------------------------------------------------

This additional service gives you the opportunity to easily consolidate all of your investments with one company. Through our discount brokerage, you can buy and sell individual securities-stocks, bonds, options, and others - at commission savings over full-service brokers. We also provide a wide range of services, including:

To open an account 1-800-638-5660 For existing discount brokerage investors 1-800-225-7720
Automated telephone and on-line services
You can enter trades, access quotes, and review account information 24 hours a day, seven days a week. Any trades executed through these programs save you an additional 10% on commissions.


Note: Discount applies to our current commission schedule, subject to our $35 minimum commission.

Investor information

A variety of informative reports, such as our Brokerage Insights series, S&P Market Month Newsletter, and select stock reports can help you better evaluate economic trends and investment opportunities.

Dividend Reinvestment Service
Virtually all stocks held in customer accounts are eligible for this service-free of charge.

/Discount Brokerage is a division of //T. Rowe Price// Investment / /Services, Inc., Member NASD/SIPC./

T. ROWE PRICE                                 44

 INVESTMENT INFORMATION
 ----------------------------------------------------------
To help shareholders monitor their current investments and make decisions that accurately reflect their financial goals, T. Rowe Price offers a wide variety of information in addition to account statements.

Shareholder Reports
Fund managers' reviews of their strategies and results. If several members of a household own the same fund, only one fund report is mailed to that address. To receive additional copies, please call Shareholder Services or write to us at 100 East Pratt Street, Baltimore, Maryland 21202.

The T. Rowe Price Report
A quarterly investment newsletter discussing markets and financial strategies.

Performance Update
Quarterly review of all T. Rowe Price fund results.

Insights
Educational reports on investment strategies and financial markets.

Investment Guides
Asset Mix Worksheet, College Planning Kit, Personal Strategy Planner, Retirees Financial Guide, Retirement Planning Kit, Tax Considerations for Investors, and Diversifying Overseas: A T. Rowe Price Guide to International Investing.

To help you achieve your financial goals, T. Rowe Price offers a wide range of stock, bond, and money market investments, as well as convenient services and timely, informative reports.


To Open a Mutual Fund Account
 Investor Services
 1-800-638-5660
 1-410-547-2308

For Existing Accounts
 Shareholder Services
 1-800-225-5132
 1-410-625-6500

For Yields, Prices, Account Information, or to Conduct Transactions
 Tele*Access/(R)/
 1-800-638-2587    24 hours, 7 days

To Open a Discount Brokerage Account
 1-800-638-5660


Internet Address
 www.troweprice.com
Investor Centers
 101 East Lombard St.
 Baltimore, MD 21202

 T. Rowe Price
 Financial Center
 10090 Red Run Blvd.
 Owings Mills, MD 21117

 Farragut Square
 900 17th Street, N.W.
 Washington, D.C. 20006

 ARCO Tower
 31st Floor
 515 South Flower St.
 Los Angeles, CA 90071

 4200 West Cypress St.
 10th Floor
 Tampa, FL 33607

 T. Rowe Price
 Ram logo
                                                                  C03-040 7/1/97



The Statement of Additional Information for the Coregistrants, dated July 1, 1997, may be accessed through the following module.


               STATEMENT OF ADDITIONAL INFORMATION


            T. Rowe Price Tax-Exempt Money Fund, Inc.

       T. Rowe Price Tax-Free Short-Intermediate Fund, Inc.

   T. Rowe Price Tax-Free Insured Intermediate Bond Fund, Inc.

             T. Rowe Price Tax-Free Income Fund, Inc.

           T. Rowe Price Tax-Free High Yield Fund, Inc.

                          (the "Funds")

    This Statement of Additional Information is not a prospectus but should be read in conjunction with the Funds' prospectuses dated July 1, 1997, which may be obtained from T. Rowe Price Investment Services, Inc., 100 East Pratt Street, Baltimore, Maryland 21202.

    If you would like a prospectus for a Fund of which you are not a shareholder, please call 1-800-638-5660. A prospectus with more complete information, including management fees and expenses will be sent to you. Please read it carefully.

    The date of this Statement of Additional Information is July 1,
1997.


















                                                   C03-043 7/1/97

                        TABLE OF CONTENTS

                           Page                                       Page

Capital Stock. . . . . . . . . . . . . . Investment Restrictions. . . . . .
Code of Ethics . . . . . . . . . . . . . Legal Counsel. . . . . . . . . . .
Custodian. . . . . . . . . . . . . . . . Management of Funds. . . . . . . .
Distributor for Funds. . . . . . . . . . Net Asset Value Per Share.. . . . .
Dividends. . . . . . . . . . . . . . . . Portfolio Transactions . . . . . .
Federal Registration of Shares . . . . . Pricing of Securities. . . . . . .
General Information and History. . . . . Principal Holders of Securities
Independent Accountants. . . . . . . .   Ratings of Municipal Debt
Investment Management Services . . . . .   Securities . . . . . . . . . . . .
Investment Objectives. . . . . . . . . . Ratings of Municipal Notes and
and Policies . . . . . . . . . . . . . . Variable Rate Securities . . . . .
Investment Performance . . . . . . . . . Redemptions in Kind. . . . . . . .
Investment Programs. . . . . . . . . . . Risk Factors . . . . . . . . . . .
                                         Tax Status. . . . . . . .
                                         Yield Information . . . . . .

                INVESTMENT OBJECTIVES AND POLICIES

    The following information supplements the discussion of each Fund's investment objectives and policies discussed in each Fund's prospectus. The Funds will not make a material change in their investment objectives without obtaining shareholder approval. Unless otherwise specified, the investment programs and restrictions of the Funds are not fundamental policies. Each Fund's operating policies are subject to change by its Board of Directors without shareholder approval. However, shareholders will be notified of a material change in an operating policy. Each Fund's fundamental policies may not be changed without the approval of at least a majority of the outstanding shares of the Fund or, if it is less, 67% of the shares represented at a meeting of shareholders at which the holders of 50% or more of the shares are represented.

    Throughout this Statement of Additional Information, the "Fund" is intended to refer to each Fund listed on the cover page, unless otherwise indicated.

                           RISK FACTORS

   General

    The Fund is designed for investors who, because of their tax bracket, can benefit from investment in municipal bonds whose income is exempt from federal taxes. The Fund is not appropriate for qualified retirement plans where income is already tax deferred.

    Because of their investment policies, the Funds may or may not be suitable or appropriate for all investors. The Funds (except for the Money
Fund) are not an appropriate investment for those whose primary objective is principal stability. The value of the portfolio securities of the Fund will fluctuate based upon market conditions.

    There can, of course, be no assurance that the Fund will achieve its investment objective. Reference is also made to the sections entitled "Types of Securities" and "Portfolio Management Practices" for discussions of the risks associated with the investments and practices described therein as they apply to the Fund.

Municipal Securities

    There can be no assurance that the Fund will achieve its investment objectives. Yields on municipal securities are dependent on a variety of factors, including the general conditions of the money market and the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. Municipal securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of municipal securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. The ability of all the Fund to achieve its investment objective is also dependent on the continuing ability of the issuers of municipal securities in which the Fund invests to meet their obligations for the payment of interest and principal when due. The ratings of Moody's, S&P, and Fitch represent their opinions as to the quality of municipal securities which they undertake to rate. Ratings are not absolute standards of quality; consequently, municipal securities with the same maturity, coupon, and rating may have different yields. There are variations in municipal securities, both within a particular classification and between classifications, depending on numerous factors. It should also be pointed out that, unlike other types of investments, municipal securities have traditionally not been subject to regulation by, or registration with, the SEC, although there have been proposals which would provide for regulation in the future.

    The federal bankruptcy statutes relating to the debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse changes in the rights of holders of their obligations.

    Proposals have been introduced in Congress to restrict or eliminate the federal income tax exemption for interest on municipal securities, and similar proposals may be introduced in the future. Proposed "Flat Tax" and "Valued Added Tax" proposals would also have the effect of eliminating the tax preference for municipal securities. Some of the past proposals would have applied to interest on municipal securities issued before the date of enactment, which would have adversely affected their value to a material degree. If such a proposal were enacted, the availability of municipal securities for investment by the Fund and the value of a Fund's portfolio would be affected and, in such an event, a Fund would reevaluate its investment objectives and policies.

    Although the banks and securities dealers with which the Fund will transact business will be banks and securities dealers that T. Rowe Price believes to be financially sound, there can be no assurance that they will be able to honor their obligations to the Fund with respect to such securities.

    After purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. For the Money Fund, the procedures set forth in Rule 2a-7, under the Investment Company Act of 1940, may require the prompt sale of any such security. For the other Funds, neither event would require a sale of such security by the Fund. However, T. Rowe Price Associates, Inc. ("T. Rowe Price") will consider such event in its determination of whether the Fund should continue to hold the security. To the extent that the ratings given by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), or Fitch Investors Service, Inc. ("Fitch") may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the prospectus. When purchasing unrated securities, T. Rowe Price, under the supervision of the Fund's Board of Directors, determines whether the unrated security is of a qualify comparable to that which the Fund is allowed to purchase.

    Municipal Bond Insurance. The Fund may purchase insured bonds from time to time. The Tax-Free Insured Intermediate Fund must purchase such bonds. Municipal bond insurance provides an unconditional and irrevocable guarantee that the insured bond's principal and interest will be paid when due. The guarantee is purchased from a private, nongovernmental insurance company.

    There are two types of insured securities that may be purchased by the Fund, bonds carrying either (1) new issue insurance or (2) secondary insurance. New issue insurance is purchased by the issuer of a bond in order to improve the bond's credit rating. By meeting the insurer's standards and paying an insurance premium based on the bond's total debt service, the issuer is able to obtain a higher credit rating for the bond. Once purchased, municipal bond insurance cannot be canceled, and the protection it affords continues as long as the bonds are outstanding and the insurer remains solvent.

    The Fund may also purchase bonds which carry secondary insurance purchased by an investor after a bond's original issuance. Such policies insure a security for the remainder of its term. Generally, the Fund expects that portfolio bonds carrying secondary insurance will have been insured by a prior investor. However, the Fund may, on occasion, purchase secondary insurance on its own behalf.

    Each of the municipal bond insurance companies has established reserves to cover estimated losses. Both the method of establishing these reserves and the amount of the reserves vary from company to company. The obligation of a municipal bond insurance company may have to pay a claim extends over the life of each insured bond. Municipal bond insurance companies are obligated to pay a bond's interest and principal when due if the issuing entity defaults on the insured bond. Although defaults on insured municipal bonds have been low to date and municipal insurers have met these claims, there is no assurance this low rate will continue in the future. A higher than expected default rate could deplete loss reserves and adversely affect the ability of a municipal bond insurer to pay claims to holders of insured bonds, such as the Fund.

Money Fund

    The Fund will limit its purchases of portfolio instruments to those U.S. dollar-denominated securities which the Fund's Board of Directors determines present minimal credit risk, and which are Eligible Securities as defined in Rule 2a-7 under the Investment Company Act of 1940 ("1940 Act"). Eligible Securities are generally securities which have been rated (or whose issuer has been rated or whose issuer has comparable securities rated) in one of the two highest short-term rating categories by nationally recognized statistical rating organizations or, in the case of any instrument that is not so rated, is of comparable high quality as determined by T. Rowe Price pursuant to written guidelines established in accordance with Rule 2a-7 under the Investment Company Act of 1940 under the supervision of the Fund's Board of Directors. In addition, the Funds may treat variable and floating rate instruments with demand features as short-term securities pursuant to Rule 2a-7 under the 1940 Act.

    There can be no assurance that the Money Fund will achieve its investment objectives or be able to maintain its net asset value per share at $1.00. The price stability and liquidity of the Money Fund may not be equal to that of a taxable money market fund which exclusively invests in short-term taxable money market securities. The taxable money market is a broader and more liquid market with a greater number of investors, issuers, and market makers than the short-term municipal securities market. The weighted average maturity of the Fund varies (subject to a 90 day maximum under Rule 2a-7): the shorter the average maturity of a portfolio, the less its price will be impacted by interest rate fluctuations.

   Bond Funds

    Because of their investment policies, the Bond Funds may not be suitable or appropriate for all investors. The Funds are designed for investors who wish to invest in non-money market funds for income, and who would benefit, because of their tax bracket, from receiving income that is exempt from federal income taxes. The Funds' investment programs permit the purchase of investment-grade securities that do not meet the high quality standards of the Money Fund. Since investors generally perceive that there are greater risks associated with investment in lower quality securities, the yields from such securities normally exceed those obtainable from higher quality securities. In addition, the principal value of long term lower-rated securities generally will fluctuate more widely than higher quality securities. Lower quality investments entail a higher risk of default--that is, the nonpayment of interest and principal by the issuer than higher quality investments. The value of the portfolio securities of the Bond Funds will fluctuate based upon market conditions. Although these Funds seek to reduce credit risk by investing in a diversified portfolio, such diversification does not eliminate all risk. The Funds are also not intended to provide a vehicle for short-term trading purposes.

             Special Risks of High Yield Investing.

    Junk bonds are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Because investment in low and lower-medium quality bonds involves greater investment risk, to the extent the Funds invest in such bonds, achievement of their investment objectives will be more dependent on T. Rowe Price's credit analysis than would be the case if the Funds were investing in higher quality bonds. High yield bonds may be more susceptible to real or perceived adverse economic conditions than investment grade bonds. A projection of an economic downturn, or higher interest rates, for example, could cause a decline in high yield bond prices because the advent of such events could lessen the ability of highly leverage issuers to make principal and interest payments on their debt securities. In addition, the secondary trading market for high yield bonds may be less liquid than the market for higher grade bonds, which can adversely affect the ability of a Fund to dispose of its portfolio securities. Bonds for which there is only a "thin" market can be more difficult to value inasmuch as objective pricing data may be less available and judgment may play a greater role in the valuation process.

                       INVESTMENT PROGRAMS

                        Type of Securities

    Set forth below is additional information about certain of the investments described in the Fund's prospectus.

Municipal Securities

    Subject to the investment objectives and programs described in the prospectus and the additional investment restrictions described in this Statement of Additional Information, the Fund's portfolio may consist of any combination of the various types of municipal securities described below or other types of municipal securities that may be developed. The amount of the Fund's assets invested in any particular type of municipal security can be expected to vary.

    The term "municipal securities" means obligations issued by or on behalf of states, territories, and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, as well as certain other persons and entities, the interest from which is exempt from federal income tax. In determining the tax-exempt status of a municipal security, the Fund relies on the opinion of the issuer's bond counsel at the time of the issuance of the security. However, it is possible this opinion could be overturned, and as a result, the interest received by the Fund from such a security might not be exempt from federal income tax. Municipal securities are classified by maturity as notes, bonds, or adjustable rate securities.

    Municipal Notes. Municipal notes generally are used to provide for short-term operating or capital needs and generally have maturities of one year or less. Municipal notes include the following:

      Tax Anticipation Notes. Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, property, use and business taxes, and are payable from these specific future taxes.

      Revenue Anticipation Notes. Revenue anticipation notes are issued in expectation of receipt of other types of revenue, such as federal or state revenues available under the revenue sharing or grant programs.

      Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes.

      Tax-Exempt Commercial Paper. Tax-exempt commercial paper is a short-term obligation with a stated maturity of 270 days or less. It is issued by state and local governments or their agencies to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing.

    Municipal Bonds. Municipal bonds, which meet longer term capital needs and generally have maturities of more than one year when issued, have two principal classifications: general obligation bonds and revenue bonds. Two additional categories of potential purchases are lease revenue bonds and pre-refunded/escrowed to maturity bonds. Another type of municipal bond is referred to as an Industrial Development Bond.

      General Obligation Bonds. Issuers of general obligation bonds include states, counties, cities, towns, and special districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, public buildings, highways and roads, and general projects not supported by user fees or specifically identified revenues. The basic security behind general obligation bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments. In many cases voter approval is required before an issuer may sell this type of bond.

      Revenue Bonds. The principal security for a revenue bond is generally the net revenues derived from a particular facility, or enterprise, or in some cases, the proceeds of a special charge or other pledged revenue source. Revenue bonds are issued to finance a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Revenue bonds are sometimes used to finance various privately operated facilities provided they meet certain tests established for tax-exempt status.

            Although the principal security behind these bonds may vary, many provide additional security in the form of a mortgage or debt service reserve fund. Some authorities provide further security in the form of the state's ability (without obligation) to make up deficiencies in the debt service reserve fund. Revenue bonds usually do not require prior voter approval before they may be issued.

         Lease Revenue Bonds. Municipal borrowers may also finance capital improvements or purchases with tax-exempt leases. The security for a lease is generally the borrower's pledge to make annual appropriations for lease payments. The lease payment is treated as an operating expense subject to appropriation risk and not a full faith and credit obligation of the issuer. Lease revenue bonds are generally considered less secure than a general obligation or revenue bond and often do not include a debt service reserve fund. To the extent the Fund's Board determines such securities are illiquid, they will be subject to the Fund's 15% limit on illiquid securities (10% limit for the Money Fund). There have also been certain legal challenges to the use of lease revenue bonds in various states.

         The liquidity of such securities will be determined based on a variety of factors which may include, among others: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; (4) the nature of the marketplace trades, including, the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer; and (5) the rating assigned to the obligation by an established rating agency or T. Rowe Price.

         Pre-refunded/Escrowed to Maturity Bonds. Certain municipal bonds have been refunded with a later bond issue from the same issuer.
         The proceeds from the later issue are used to defease the original issue. In many cases the original issue cannot be redeemed or repaid until the first call date or original maturity date. In these cases, the refunding bond proceeds typically are used to buy U.S. Treasury securities that are held in an escrow account until the original call date or maturity date. The original bonds then become "pre-refunded" or "escrowed to maturity" and are considered as high quality investments. While still tax-exempt, the security
         is the proceeds of the escrow    account. To the extent permitted by
         the Securities and Exchange Commission and the Internal Revenue Service, a Fund's investment in such securities refunded with U.S. Treasury securities will, for purposes of diversification rules applicable to the Fund, be considered as an investment in the U.S. Treasury securities.

         Private Activity Bonds. Under current tax law all municipal debt is divided broadly into two groups: governmental purpose bonds and private activity bonds. Governmental purpose bonds are issued to finance traditional public purpose projects such as public buildings and roads. Private activity bonds may be issued by a state or local government or public authority but principally benefit private users and are considered taxable unless a specific exemption is provided.

            The tax code currently provides exemptions for certain private activity bonds such as not-for-profit hospital bonds, small-issue industrial development revenue bonds and mortgage subsidy bonds, which may still be issued as tax-exempt bonds. Some, but not all, private activity bonds are subject to alternative minimum tax.

         Industrial Development Bonds. Industrial development bonds are considered Municipal Bonds if the interest paid is exempt from federal income tax. They are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

         Adjustable Rate Securities. Municipal securities may be issued with adjustable interest rates that are reset periodically by pre-determined formulas or indexes in an effort to minimize movements in the principal value of the investment. For example, the interest rate on a bond could be indexed to the consumer price index. Such securities may have long-term maturities, but may be treated as a short-term investment under certain conditions. Generally, as interest rates decrease or increase, the potential for capital appreciation or depreciation on these securities is less than for fixed-rate obligations. These securities may take a variety of forms, including:

            Variable Rate Securities. Variable rate securities are those whose terms provide for the adjustment of their interest rates on set dates and which, upon each adjustment until the final maturity of the instrument or the period remaining until the principal amount can be recovered through demand, can reasonably be expected to have a market value that approximates its amortized cost. Subject to the provisions of Rule 2a-7 under the Investment Company Act of 1940 (1940 Act):
            (1) a variable rate security, the principal amount of which is scheduled to be paid in 397 calendar days or less, is deemed to have a maturity equal to the earlier of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand; (2) a variable rate security, the principal amount of which is scheduled to be paid in more than 397 calendar days, which is subject to a demand feature, as defined in Rule 2a-7, is deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand; and (3) a security that is issued or guaranteed by the U.S. Government or any agency thereof which has a variable rate of interest readjusted no less frequently than every 762 calendar days may be deemed to have a maturity equal to the period remaining until the next readjustment of the interest rate. Should the provisions of Rule 2a-7 change, the Fund will determine the maturity of these securities in accordance with the amended provisions of such Rule.

            Floating Rate Securities. Floating rate securities are those whose terms provide for the adjustment of their interest rates whenever a specified interest rate changes and which, at any time until the final maturity of the instrument or the period remaining until the principal amount can be recovered through demand, can reasonably be expected to have a market value that approximates its amortized cost. Subject to the provisions of Rule 2a-7 under the 1940 Act: (1) the maturity of a floating rate security, the principal amount of which must be unconditionally paid in 397 calendar days or less, is deemed to be one day; and (2) a floating rate security, the principal amount of which is scheduled to be paid in more than 397 calendar days, that is subject to a demand feature, is deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand. Should the provisions of Rule 2a-7 change, the Fund will determine the maturity of these securities in accordance with the amended provisions of such Rule.

            Put Option Bonds. Long-term obligations with maturities longer than one year may provide purchasers an optional or mandatory tender of the security at par value at predetermined intervals, often ranging from one month to several years (e.g., a 30-year bond with a five-year tender period). These instruments are deemed to have a maturity equal to the period remaining to the put date.

            Residual Interest Bonds (Bond Funds) (These are a type of high-risk derivative). The Funds may purchase municipal bond issues that are structured as two-part, residual interest bond and variable rate security offerings. The issuer is obligated only to pay a fixed amount of tax-free income that is to be divided among the holders of the two securities. The interest rate for the holders of the variable rate securities will be determined by an index or auction process held approximately every 7 to 35 days while the bond holders will receive all interest paid by the issuer minus the amount given to the variable rate security holders and a nominal auction fee. Therefore, the coupon of the residual interest bonds, and thus the income received, will move inversely with respect to short-term, 7 to 35 day tax-exempt interest rates. There is no assurance that the auction will be successful and that the variable rate security will provide short-term liquidity. The issuer is not obligated to provide such liquidity. In general, these securities offer a significant yield advantage over standard municipal securities, due to the uncertainty of the shape of the yield curve (i.e., short term versus long term rates) and consequent income flows.

                 Unlike many adjustable rate securities, residual interest
            bonds are not necessarily expected to trade at par and in fact present significant market risks. In certain market environments, residual interest bonds may carry substantial premiums or be at deep discounts. This is a relatively new product in the municipal market with limited liquidity to date.

            Participation Interests. The Fund may purchase from third parties participation interests in all or part of specific holdings of municipal securities. The purchase may take different forms: in the case of short-term securities, the participation may be backed by a liquidity facility that allows the interest to be sold back to the third party (such as a trust, broker or bank) for a predetermined price of par at stated intervals. The seller may receive a fee from the Fund in connection with the arrangement.

                 In the case of longer term bonds, the Intermediate and Income
            Funds may purchase interests in a pool of municipal bonds or a single municipal bond or lease without the right to sell the interest back to the third party.

                 The Fund will not purchase participation interests unless a satisfactory opinion of counsel or ruling of the Internal Revenue Service has been issued that the interest earned from the municipal securities on which the Fund holds participation interests is exempt from federal income tax to the Fund. However, there is no guarantee the IRS would treat such interest income as tax-exempt.

            Embedded Interest Rate Swaps and Caps (Bond Funds). In a fixed-rate, long-term municipal bond with an interest rate swap attached to it, the bondholder usually receives the bond's fixed-coupon payment as well as a variable rate payment that represents the difference between a fixed rate for the term of the swap (which is typically shorter than the bond it is attached to) and a variable rate short-term municipal index. The bondholder receives excess income when short-term rates remain below the fixed interest rate swap rate. If short-term rates rise above the fixed-income swap rate, the bondholder's income is reduced. At the end of the interest rate swap term, the bond reverts to a single fixed-coupon payment. Embedded interest rate swaps enhance yields, but also increase interest rate risk.

                 An embedded interest rate cap allows the bondholder to receive payments whenever short-term rates rise above a level established at the time of purchase. They normally are used to hedge against rising short-term interest rates.

                 Both instruments may be volatile and of limited liquidity and their use may adversely affect a fund's total return.

                 The Funds may invest in other types of derivative instruments as they become available.

    There are, of course, other types of municipal securities that are, or may become, available, and the Funds reserve the right to invest in them.

    For the purpose of the Fund's investment restrictions, the identification of the "issuer" of municipal securities which are not general obligation bonds is made by the Fund's investment manager, T. Rowe Price, on the basis of the characteristics of the obligation as described above, the most significant of which is the source of funds for the payment of principal and interest on such securities.

                      When-Issued Securities

    New issues of municipal securities are often offered on a when-issued basis; that is, delivery and payment for the securities normally takes place 15 to 45 days or more after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. A Fund will only make a commitment to purchase such securities with the intention of actually acquiring the securities. However, a Fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. Each Fund will maintain cash and/or high-grade marketable debt securities with its custodian bank equal in value to commitments for when-issued securities. Such securities either will mature or, if necessary, be sold on or before the settlement date. Securities purchased on a when-issued basis and the securities held in a Fund's portfolio are subject to changes in market value based upon the public perception of the creditworthiness of the issuer and changes in the level of interest rates (which will generally result in similar changes in value; i.e., both experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent a Fund remains fully invested or almost fully invested at the same time that it has purchased securities on a when-issued basis, there will be greater fluctuations in its net asset value than if it solely set aside cash to pay for when-issued securities. In the case of the Money Fund, this could increase the possibility that the market value of the Fund's assets could vary from $1.00 per share. In addition, there will be a greater potential for the realization of capital gains, which are not exempt from federal income tax. When the time comes to pay for when-issued securities, a Fund will meet its obligations from then-available cash flow, sale of securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a value greater or less than the payment obligation). The policies described in this paragraph are not fundamental and may be changed by a Fund upon notice to its shareholders.

                             Forwards

Bond Funds

    The Fund may purchase bonds on a when-issued basis with longer than standard settlement dates, in some cases exceeding one to two years. In such cases, the Fund must execute a receipt evidencing the obligation to purchase the bond on the specified issue date, and must segregate cash internally to meet that forward commitment. Municipal "forwards" typically carry a substantial yield premium to compensate the buyer for the risks associated with a long when-issued period, including: shifts in market interest rates that could materially impact the principal value of the bond, deterioration in the credit quality of the issuer, loss of alternative investment options during the when-issued period, changes in tax law or issuer actions that would affect the exempt interest status of the bonds and prevent delivery, failure of the issuer to complete various steps required to issue the bonds, and limited liquidity for the buyer to sell the escrow receipts during the when-issued period.

          Investment in Taxable Money Market Securities

    Although the Fund expects to be solely invested in municipal securities, for temporary defensive purposes it may elect to invest in the taxable money market securities listed below (without limitation) when such action is deemed to be in the best interests of shareholders. The interest earned on these money market securities is not exempt from federal income tax and may be taxable to shareholders as ordinary income.

    U.S. Government Obligations - direct obligations of the government and its agencies and instrumentalities;

    U.S. Government Agency Securities - obligations issued or guaranteed by U.S. government sponsored enterprises, federal agencies, and international institutions. Some of these securities are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer; and the remainder are supported only by the credit of the instrumentality;

    Bank Obligations - certificates of deposit, bankers' acceptances, and other short-term obligations of U.S. and Canadian banks and their foreign branches;

    Commercial Paper - paper rated A-2 or better by S&P, Prime-2 or better by Moody's, or F-2 or better by Fitch, or, if not rated, is issued by a corporation having an outstanding debt issue rated A or better by Moody's, S&P or Fitch and, with respect to the Money Fund, is of equivalent investment quality as determined by the Board of Directors; and

    Short-Term Corporate Debt Securities - short-term corporate debt securities rated at least AA by S&P, Moody's or Fitch.

       Determination of Maturity of Money Market Securities

    The Money Fund may only purchase securities which at the time of investment have remaining maturities of 397 calendar days or less. The other Funds may also purchase money-market securities. In determining the maturity of money market securities, the Funds will follow the provisions of Rule 2a-7 under the Investment Company Act of 1940.

                  PORTFOLIO MANAGEMENT PRACTICES

               Futures Contracts (Bond Funds only)

    Futures are a type of potentially high-risk derivative.

Transactions in Futures

    The Fund may enter into interest rate futures contracts ("futures" or "futures contracts"). Interest rate futures contracts may be used as a hedge against changes in prevailing levels of interest rates in order to establish more definitely the effective return on securities held or intended to be acquired by the Fund. The Fund could sell interest rate futures as an offset against the effect of expected increases in interest rates and purchase such futures as an offset against the effect of expected declines in interest rates. Futures can also be used as an efficient means of regulating a Fund's exposure to the market.


All Funds

    The Fund will enter into futures contracts which are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. A public market exists in futures contracts covering various taxable fixed income securities as well as municipal bonds. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"). Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing the Fund's objectives in these areas.

Regulatory Limitations

    The Fund will invest in futures contracts and options thereon only for bona fide hedging, yield enhancement, and risk management purposes, in each case in accordance with rules and regulations of the CFTC.

    The Fund may not purchase or sell futures contracts or related options if, with respect to positions which do not quality as bona fide hedging under applicable CFTC rules, the sum of the amounts of initial margin deposits and premiums paid on those positions would exceed 5% of the net asset value of the Fund after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. For purposes of this policy, options on futures contracts traded on a commodities exchange will be considered "related options." This policy may be modified by the Board of Directors without a shareholder vote and does not limit the percentage of the Fund's assets at risk to 5%.

    The Fund's use of futures will not result in leverage. Therefore, to the extent necessary, in instances involving the purchase of futures contracts or the writing of calls or put options thereon by the Fund, an amount of cash, U.S. government securities or other liquid, high-grade debt obligations, equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be identified in an account with the Fund's custodian to cover the position, or alternative cover (such as owning an offsetting position) will be employed. Assets used as cover or held in an identified account cannot be sold while the position in the corresponding option or future is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Fund's assets to cover or identified accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

    If the CFTC or other regulatory authorities adopt different (including less stringent) or additional restrictions, the Fund would comply with such new restrictions.

Trading in Futures Contracts

    A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a debt security) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

    It is possible that the Fund's hedging activities will occur primarily through the use of municipal bond index futures contracts since the uniqueness of that index contract should better correlate with the Fund's portfolio and thereby be more effective. However, there may be times when it is deemed in the best interest of shareholders to engage in the use of Treasury bond futures, and the Fund reserves to right to use Treasury bond futures at any time. Use of these futures could occur, as an example, when both the Treasury bond contract and municipal bond index futures contract are correlating well with municipal bond prices, but the Treasury bond contract is trading at a more advantageous price making the hedge less expensive with the Treasury bond contract than would be obtained with the municipal bond index futures contract. The Fund's activity in futures contracts generally will be limited to municipal bond index futures contracts and Treasury bond and note contracts.

    Unlike when the Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Fund's open positions in futures contracts, the Fund would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or liquid, high-grade debt securities, known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

    If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.

    These subsequent payments, called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." The Fund expects to earn interest income on its margin deposits.

    Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical securities and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

    As an example of an offsetting transaction in which the underlying instrument is not delivered, the contractual obligations arising from the sale of one contract of September municipal bond index futures on an exchange may be fulfilled at any time before delivery of the contract is required (i.e., on a specified date in September, the "delivery month") by the purchase of one contract of September municipal bond index futures on the same exchange. In such instance, the difference between the price at which the futures contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the Fund.

Special Risks of Transactions in Futures Contracts

    Volatility and Leverage. The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

    Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

    Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline. Furthermore, in the case of a futures contract purchase, in order to be certain that the Fund has sufficient assets to satisfy its obligations under a futures contract, the Fund earmarks to the futures contract money market instruments equal in value to the current value of the underlying instrument less the margin deposit.

    Liquidity. The Fund may elect to close some or all of its futures positions at any time prior to their expiration. The Fund would do so to reduce exposure represented by long futures positions or short futures positions. The Fund may close its positions by taking opposite positions which would operate to terminate the Fund's position in the futures contracts. Final determinations of variation margin would then be made, additional cash would be required to be paid by or released to the Fund, and the Fund would realize a loss or a gain.

    Futures contracts may be closed out only on the exchange or board of trade where the contracts were initially traded. Although the Fund intends to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it might not be possible to close a futures contract, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge the underlying instruments, the Fund would continue to hold the underlying instruments subject to the hedge until the futures contracts could be terminated. In such circumstances, an increase in the price of underlying instruments, if any, might partially or completely offset losses on the futures contract. However, as described below, there is no guarantee that the price of the underlying instruments will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

    Hedging Risk. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior, market or interest rate trends. There are several risks in connection with the use by the Fund of futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the prices of the underlying instruments which are the subject of the hedge. T. Rowe Price will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the Fund's underlying instruments sought to be hedged.

    Successful use of futures contracts by the Fund for hedging purposes is also subject to T. Rowe Price's ability to correctly predict movements in the direction of the market. It is possible that, when the Fund has sold futures to hedge its portfolio against a decline in the market, the index, indices, or instruments underlying futures are written might advance and the value of the underlying instruments held in the Fund's portfolio might decline. If this were to occur, the Fund would lose money on the futures and also would experience a decline in value in its underlying instruments. However, while this might occur to a certain degree, T. Rowe Price believes that over time the value of the Fund's portfolio will tend to move in the same direction as the market indices used to hedge the portfolio. It is also possible that if the Fund were to hedge against the possibility of a decline in the market (adversely affecting the underlying instruments held in its portfolio) and prices instead increased, the Fund would lose part or all of the benefit of increased value of those underlying instruments that it has hedged, because it would have offsetting losses in its futures positions. In addition, in such situations, if the Fund had insufficient cash, it might have to sell underlying instruments to meet daily variation margin requirements. Such sales of underlying instruments might be, but would not necessarily be, at increased prices (which would reflect the rising market). The Fund might have to sell underlying instruments at a time when it would be disadvantageous to do so.

    In addition to the possibility that there might be an imperfect correlation, or no correlation at all, between price movements in the futures contracts and the portion of the portfolio being hedged, the price movements of futures contracts might not correlate perfectly with price movements in the underlying instruments due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors might close futures contracts through offsetting transactions, which could distort the normal relationship between the underlying instruments and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities markets, and as a result the futures market might attract more speculators than the securities markets do. Increased participation by speculators in the futures market might also cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between price movements in the underlying instruments and movements in the prices of futures contracts, even a correct forecast of general market trends by T. Rowe Price might not result in a successful hedging transaction over a very short time period.

Options on Futures Contracts

    The Fund may purchase and sell options on the same types of futures in which it may invest. Options are another type of potentially high risk derivative.

    The Fund might trade in municipal bond index option futures or similar options on futures developed in the future. In addition, the Fund may also trade in options on futures contracts on U.S. government securities and any U.S. government securities futures index contract which might be developed. In the opinion of T. Rowe Price, there is a high degree of correlation in the interest rate and price movements of U.S. government securities and municipal securities. However, the U.S. government securities market and municipal securities markets are independent and may not move in tandem at any point in time.

    The Fund will purchase put options on futures contracts to hedge its portfolio of municipal securities against the risk of rising interest rates, and the consequent decline in the prices of the municipal securities it owns. The Fund will also write call options on futures contracts as a hedge against a modest decline in prices of the municipal securities held in the Fund's portfolio. If the futures price at expiration of a written call option is below the exercise price, the Fund will retain the full amount of the option premium, thereby partially hedging against any decline that may have occurred in the Fund's holdings of debt securities. If the futures price when the option is exercised is above the exercise price, however, the Fund will incur a loss, which may be wholly or partially offset by the increase of the value of the securities in the Fund's portfolio which were being hedged.

    Writing a put option on a futures contract serves as a partial hedge against an increase in the value of securities the Fund intends to acquire. If the futures price at expiration of the option is above the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase that may have occurred in the price of the debt securities the Fund intends to acquire. If the futures price when the option is exercised is below the exercise price, however, the Fund will incur a loss, which may be wholly or partially offset by the decrease in the price of the securities the Fund intends to acquire.

    Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

    From time to time a single order to purchase or sell futures contracts
(or options thereon) may be made on behalf of the Fund and other T. Rowe Price Funds. Such aggregated orders would be allocated among the Fund and the other
T. Rowe Price Funds in a fair and non-discriminatory manner.

Special Risks of Transactions in Options on Futures Contracts

    The risks described under "Special Risks of Transactions on Futures Contracts" are substantially the same as the risks of using options on futures. In addition, where the Fund seeks to close out an option position by writing or buying an offsetting option covering the same index, underlying instrument or contract and having the same exercise price and expiration date, its ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options, or underlying instruments; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. In the event no such market exists for a particular contract in which the Fund maintains a position, in the case of a written option, the Fund would have to wait to sell the underlying securities or futures positions until the option expires or is exercised. The Fund would be required to maintain margin deposits on payments until the contract is closed. Options on futures are treated for accounting purposes in the same way as the analogous option on securities are treated.

    In addition, the correlation between movements in the price of options on futures contracts and movements in the price of the securities hedged can only be approximate. This risk is significantly increased when an option on a U.S. government securities future or an option on a municipal securities index future is used to hedge a municipal bond portfolio. Another risk is that the movements in the price of options on futures contracts may not move inversely with changes in interest rates. If the Fund has written a call option on a futures contract and the value of the call increases by more than the increase in the value of the securities held as cover, the Fund may realize a loss on the call which is not completely offset by the appreciation in the price of the securities held as cover and the premium received for writing the call.

    The successful use of options on futures contracts requires special expertise and techniques different from those involved in portfolio securities transactions. A decision of whether, when and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate trends. During periods when municipal securities market prices are appreciating, the Fund may experience poorer overall performance than if it had not entered into any options on futures contracts.

General Considerations

    Transactions by the Fund in options on futures will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of contracts which the Fund may write or purchase may be affected by contracts written or purchased by other investment advisory clients of T. Rowe Price. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

Additional Futures and Options Contracts

    Although the Fund has no current intention of engaging in futures or options transactions other than those described above, it reserves the right to do so. Such futures and options trading might involve risks which differ from those involved in the futures and options described above.

Federal Tax Treatment of Futures Contracts

    Although the Fund invests almost exclusively in securities which generate income which is exempt from federal income taxes, the instruments described above are not exempt from such taxes. Therefore, use of the investment techniques described above could result in taxable income to shareholders of the Fund.

    Generally, the Fund is required, for federal income tax purposes, to recognize as income for each taxable year its net unrealized gains and losses on futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss recognized with respect to a futures contract will generally be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract.

    Futures contracts which are intended to hedge against a change in the value of securities may be classified as "mixed straddles," in which case the recognition of losses may be deferred to a later year. In addition, sales of such futures contracts on securities may affect the holding period of the hedged security and, consequently, the nature of the gain or loss on such security on disposition.

    In order for the Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, and gains from the sale of securities. Gains realized on the sale or other disposition of securities, including futures contracts on securities held for less than three months, must be limited to less than 30% of the Fund's annual gross income. In order to avoid realizing excessive gains on securities held less than three months, the Fund may be required to defer the closing out of futures contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on futures contracts, which have been open for less than three months as of the end of the Fund's fiscal year and which are recognized for tax purposes, will not be considered gains on securities held less than three months for purposes of the 30% test.

    The Fund will distribute to shareholders annually any net gains which have been recognized for federal income tax purposes from futures transactions (including unrealized gains at the end of the Fund's fiscal year). Such distributions will be combined with distributions of ordinary income or capital gains realized on the Fund's other investments. Shareholders will be advised of the nature of the payments. The Fund's ability to enter into transactions in options on futures contracts may be limited by the Internal Revenue Code's requirements for qualification as a regulated investment company.

                      Options on Securities

    Options are another type of potentially high-risk derivative.

   Bond and Money Funds

    The Funds have no current intention of investing in options on securities, although they reserve the right to do so. Appropriate disclosure would be added to the Fund's prospectus and Statement of Additional Information when and if the Fund decides to invest in options.

                     INVESTMENT RESTRICTIONS

All Funds

    Fundamental policies may not be changed without the approval of the lesser of (1) 67% of a Fund's shares present at a meeting of shareholders if the holders of more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of a Fund's outstanding shares. Other restrictions in the form of operating policies are subject to change by a Fund's Board of Directors without shareholder approval. Any investment restriction which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, a Fund.

                       Fundamental Policies

    As a matter of fundamental policy, the Fund may not:

    (1) Borrowing. Borrow money except that the Fund may (i) borrow for non-leveraging, temporary or emergency purposes and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the Fund's investment objective and program, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The Fund may borrow from banks, other Price Funds or other persons to the extent permitted by applicable law;

    (2) Commodities. Purchase or sell physical commodities; except that the Fund (other than the Money Fund) may enter into futures contracts and options thereon;

    (3) Industry Concentration. Purchase the securities of any issuer if, as a result, more than 25% of the value of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry;

    (4) Loans. Make loans, although the Fund may (i) lend portfolio securities and participate in an interfund lending program with other Price Funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund's total assets; (ii) purchase money market securities and enter into repurchase agreements; and
           (iii) acquire publicly-distributed or privately-placed debt securities and purchase debt;

    (5) Percent Limit on Assets Invested in Any One Issuer. Purchase a security if, as a result, with respect to 75% of the value of its total assets, more than 5% of the value of the Fund's total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities;

    (6) Percent Limit on Share Ownership of Any One Issuer. Purchase a security if, as a result, with respect to 75% of the value of the Fund's total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Fund (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities);

    (7) Real Estate. Purchase or sell real estate, including limited partnership interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business);

    (8) Senior Securities. Issue senior securities except in compliance with the Investment Company Act of 1940;

    (9) Taxable Securities. During periods of normal market conditions, purchase any security if, as a result, less than 80% of the Fund's income would be exempt from federal income tax. The income included under the 80% test does not include income from securities subject to the alternative minimum tax (AMT); or

    (10) Underwriting. Underwrite securities issued by other persons, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.

       NOTES

       The following Notes should be read in connection with the above-described fundamental policies. The Notes are not fundamental policies.

       With respect to investment restrictions (1) and (4) the Fund will not borrow from or lend to any other T. Rowe Price Fund unless they apply for and receive an exemptive order from the SEC or the SEC issues rules permitting such transactions. The Fund has no current intention of engaging in any such activity and there is no assurance the SEC would grant any order requested by the Fund or promulgate any rules allowing the transactions.

       With respect to investment restriction (1), the Money Fund has no current intention of engaging in any borrowing transactions.

       With respect to investment restriction (2), the Fund does not consider hybrid instruments to be commodities.

       For purposes of investment restriction (3), U.S., state or local governments, or related agencies or instrumentalities, are not considered an industry. Industrial development bonds issued by nongovernmental users are subject to the restriction on concentration.

                        Operating Policies

    As a matter of operating policy, the Fund may not:

    (1) Borrowing. The Fund will not purchase additional securities when money borrowed exceeds 5% of its total assets;

    (2) Control of Portfolio Companies. Invest in companies for the purpose of exercising management or control;

    (3) Equity Securities. Purchase any equity security or security convertible into an equity security provided that the Fund (other than the Money Fund) may invest up to 10% of its total assets in equity securities which pay tax-exempt dividends and which are otherwise consistent with the Fund's investment objective and, further provided, that the Money Fund may invest up to 10% of its total assets in equity securities of other tax-free open-end money market funds;

    (4) Futures Contracts. Purchase a futures contract or an option thereon if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such positions would exceed 5% of the Fund's net asset value;

    (5) Illiquid Securities. Purchase illiquid securities if, as a result, more than 15% (10% for the Money Fund) of its net assets would be invested in such securities;

    (6) Investment Companies. Purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940, provided that, the Money Fund may only purchase the securities of other tax-free open-end money market investment companies;

    (7) Margin. Purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and (ii) it may make margin deposits in connection with futures contracts or other permissible investments;

    (8) Mortgaging. Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Fund as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the Fund's total assets at the time of borrowing or investment;

    (9) Oil and Gas Programs. Purchase participations in, or other direct interests or enter into leases with respect to, oil, gas, or other mineral exploration or development programs if, as a result thereof, more than 5% of the value of the total assets of the Fund would be invested in such programs;

    (10) Options, Etc. Invest in puts, calls, straddles, spreads, or any combination thereof, except to the extent permitted by the prospectus and Statement of Additional Information;

    (11)   Short Sales. Effect short sales of securities; or


    (12) Warrants. Invest in warrants if, as a result thereof, more than 2% of the value of the net assets of the Fund would be invested in warrants.

    For purposes of investment restriction (6), the Fund has no current intention of purchasing the securities of other investment companies. Duplicate fees could result from any such purchases.


               RATINGS OF MUNICIPAL DEBT SECURITIES

Moody's Investors Service, Inc.

    Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge."
    Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds.
    A - Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations.
    Baa - Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
    Ba - Bonds rated Ba are judged to have speculative elements: their futures cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterize bonds in this class.
    B - Bonds rated B generally lack the characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
    Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
    Ca - Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. C - Lowest-rated; extremely poor prospects of ever attaining investment standing.

Standard & Poor's Corporation

    AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.
    AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong.
    A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.
    BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.
    BB, C, CCC, CC - Bonds rated BB, B, CCC, and CC are regarded on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
    D - In default.

Fitch Investors Service, Inc.

AAA - Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.
AA - Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rate F-1+.
A - Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.
BBB - Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.
BB, B, CCC, CC, and C are regarded on balance as predominantly speculative with respect to the issuer's capacity to repay interest and repay principal in accordance with the terms of the obligation for bond issues not in default. BB indicates the lowest degree of speculation and C the highest degree of speculation. The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, and the current and prospective financial condition and operating performance of the issuer.

        RATINGS OF MUNICIPAL NOTES AND VARIABLE SECURITIES

Moody's Investors Services, Inc.

VMIG-1/MIG-1: the best quality.
VMIG-2/MIG-2: high quality, with margins of protection ample though not so large as in the preceding group.
VMIG-3/MIG-3: favorable quality, with all security elements accounted for, but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established. VMIG-4/MIG-4: adequate quality but there is specific risk.

Standard & Poor's Corporation

SP-1: very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.
SP-2: satisfactory capacity to pay principal and interest.
SP-3: speculative capacity to pay principal and interest.

Fitch Investors Service, Inc.

F-1+: exceptionally strong credit quality, strongest degree of assurance for timely payment.
F-1: very strong credit quality.
F-2: good credit quality, having a satisfactory degree of assurance for timely payment.
F-3: fair credit quality, assurance for timely payment is adequate but adverse changes could cause the securities to be rated below investment grade.
F-S: weak credit quality, having characteristics suggesting a minimal degree of assurance for timely payment.

                   RATINGS OF COMMERCIAL PAPER

Moody's Investors Service, Inc.

P-1: Superior capacity for repayment.
P-2: strong capacity for repayment.
P-3: acceptable capacity for repayment of short-term promissory obligations.

Standard & Poor's Corporation

A-1: highest category, degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.
A-2: satisfactory capacity to pay principal and interest.
A-3: adequate capacity for timely payment, but are vulnerable to adverse effects of changes in circumstances than higher rated issues.
B and C: speculative capacity to pay principal and interest.

Fitch Investors Service, Inc.

F-1+: exceptionally strong credit quality, strongest degree of assurance for timely payment.
F-1: very strong credit quality.
F-2: good credit quality, having a satisfactory degree of assurance for timely payment.
F-3: fair credit quality, assurance for timely payment is adequate but adverse changes could cause the securities to be rated below investment grade. F-5: weak credit quality, having characteristics suggesting a minimal degree of assurance for timely payment.

                       MANAGEMENT OF FUNDS

    The officers and directors of each of the Funds are listed below. Unless otherwise noted, the address of each is 100 East Pratt Street, Baltimore, Maryland 21202. Except as indicated, each has been an employee of T. Rowe Price for more than five years. In the list below, the Funds' directors who are considered "interested persons" of T. Rowe Price as defined under
Section 2(a)(19) of the Investment Company Act of 1940 are noted with an asterisk (*). These directors are referred to as inside directors by virtue of their officership, directorship, and/or employment with T. Rowe Price.

All Funds

                    Independent Directors

ROBERT P. BLACK, Retired; formerly President, Federal Reserve Bank of Richmond; Address: 10 Dahlgren Road, Richmond, Virginia 23233

   CALVIN W. BURNETT, PH.D., President, Coppin State College; Board of Directors, McDonogh School, Inc. and Provident Bank of Maryland; Past President, Baltimore Area Council Boy Scouts of America; Vice President, Board of Directors, The Walters Art Gallery; Address: 2500 West North Avenue, Baltimore, Maryland 21216

ANTHONY W. DEERING, Director, President and Chief Executive Officer, The Rouse Company, real estate developers, Columbia, Maryland; Advisory Director, Kleinwort, Benson (North America) Corporation, a registered broker-dealer;
Address: 10275 Little Patuxent Parkway, Columbia, Maryland 21044

F. PIERCE LINAWEAVER, President, F. Pierce Linaweaver & Associates, Inc., Consulting Environmental & Civil Engineer(s); formerly (1987-1991) Executive Vice President, EA Engineering, Science, and Technology, Inc.; and (1987-1990) President, EA Engineering, Inc., Baltimore, Maryland; Address: The Legg Mason Tower, 111 South Calvert Street, Suite 2700, Baltimore, Maryland 21202

JOHN G. SCHREIBER, President, Schreiber Investments, Inc., a real estate investment company; Director and formerly (1/80-12/90) Executive Vice President, JMB Realty Corporation, a national real estate investment manager and developer; Address: 1115 East Illinois Road, Lake Forest, Illinois 60045

                             Officers

JANET G. ALBRIGHT, Vice President--Vice President, T. Rowe Price
PATRICIA S. DEFORD, Vice President--Vice President, T. Rowe Price
CHARLES O. HOLLAND, Vice President--Vice President, T. Rowe Price
HENRY H. HOPKINS, Vice President--Vice President, Price-Fleming and T. Rowe Price Retirement Plan Services, Inc.; Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc. and T. Rowe Price Trust Company
ALAN P. RICHMAN, Vice President--Vice President, T. Rowe Price
   *M. DAVID TESTA, Director--Chairman of the Board, Price-Fleming; Vice Chairman of the Board, Chief Investment Officer, and Managing Director, T. Rowe Price; Vice President and Director, T. Rowe Price Trust Company; Chartered Financial Analyst; Chartered Investment Counselor
LENORA V. HORNUNG, Secretary--Vice President, T. Rowe Price
CARMEN F. DEYESU, Treasurer--Vice President, T. Rowe Price, T. Rowe Price Services, Inc., and T. Rowe Price Trust Company
DAVID S. MIDDLETON, Controller--Vice President, T. Rowe Price, and T. Rowe Price Trust Company
PATRICIA S. BUTCHER, Assistant Secretary--Assistant Vice President, T. Rowe Price and T. Rowe Price Investment Services, Inc.
EDWARD T. SCHNEIDER, Assistant Vice President--Vice President, T. Rowe Price INGRID I. VORDEMBERGE, Assistant Vice President--Employee, T. Rowe Price

Tax-Exempt Money Fund


   JAMES S. RIEPE, Director and Vice President-Vice Chairman of the Board, T. Rowe Price; Chairman of the Board, T. Rowe Price Services, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Trust Company, and T. Rowe Price Investment Services, Inc.; Director, Rhone-Poulenc Rorer, Inc.
*WILLIAM T. REYNOLDS, Chairman of the Board--Managing Director, T. Rowe Price PATRICE L. BERCHTENBREITER ELY, President--Vice President, T. Rowe Price
PAUL W. BOLTZ, Vice President--Vice President and Financial Economist, T. Rowe Price
JOSEPH K. LYNAGH, Vice President--Assistant Vice President, T. Rowe Price LAURA L. McAREE, Vice President---Assistant Vice President, T. Rowe Price
MARY J. MILLER, Vice President--Managing Director, T. Rowe Price
THEODORE E. ROBSON, Vice President--Employee, T. Rowe Price
C. STEPHEN WOLFE II, Vice President--Vice President, T. Rowe Price

Tax-Free Short-Intermediate Fund

   *WILLIAM T. REYNOLDS, Chairman of the Board--Managing Director, T. Rowe
Price
   *MARY J. MILLER, President--Managing Director, T. Rowe Price
JAMES S. RIEPE, Director and Vice President--Vice Chairman of the Board, T. Rowe Price; Chairman of the Board, T. Rowe Price Services, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Trust Company, and T. Rowe Price Investment Services, Inc.; Director, Rhone-Poulenc Rorer, Inc.
CHARLES B. HILL, Executive Vice President--Assistant Vice President, T. Rowe
Price
PATRICE L. BERCHTENBREITER ELY, Vice President--Vice President, T. Rowe Price KONSTANTINE B. MALLAS, Vice President-- Vice President, T. Rowe Price
LAURA L. MCAREE, Vice President--Assistant Vice President, T. Rowe Price
HUGH D. MCGUIRK, Vice President--Vice President, T. Rowe Price; (1991-1993) municipal underwriter, Alex. Brown & Sons, Inc., Baltimore, Maryland
C. STEPHEN WOLFE II, Vice President--Vice President, T. Rowe Price

Tax-Free Insured Intermediate Bond Fund


   *WILLIAM T. REYNOLDS, Director--Managing Director, T. Rowe Price
JAMES S. RIEPE, Director--Vice Chairman of the Board, T. Rowe Price; Chairman of the Board, T. Rowe Price Services, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Trust Company, and T. Rowe Price Investment Services, Inc.; Director, Rhone-Poulenc Rorer, Inc.
CHARLES B. HILL, President--Assistant Vice President, T. Rowe Price
MARY J. MILLER, Executive Vice President--Managing Director, T. Rowe Price KONSTANTINE B. MALLAS, Vice President--Assistant Vice President, T. Rowe Price LAURA L. MCAREE, Vice President--Assistant Vice President, T. Rowe Price
HUGH D. MCGUIRK, Vice President--Vice President, T. Rowe Price; formerly (1991-1993) municipal underwriter, Alex. Brown & Sons, Inc., Baltimore, Maryland
WILLIAM F. SNIDER, Vice President--Vice President, T. Rowe Price

Tax-Free Income Fund



   *WILLIAM T. REYNOLDS, Chairman of the Board--Managing Director, T. Rowe
Price
JAMES S. RIEPE, Director and Vice President--Vice Chairman of the Board, T. Rowe Price; Chairman of the Board, T. Rowe Price Services, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Trust Company, and T. Rowe Price Investment Services, Inc.; Director, Rhone-Poulenc Rorer, Inc.
MARY J. MILLER, President--Managing Director, T. Rowe Price
PATRICE L. BERCHTENBREITER ELY, Vice President--Vice President, T. Rowe Price
A. GENE CAPONI, Vice President--Vice President, T. Rowe Price
CHARLES B. Hill, Vice President--Assistant Vice President, T. Rowe Price KONSTANTINE B. MALLAS, Vice President--Vice President, T. Rowe Price
HUGH D. MCGUIRK, Vice President--Vice President, T. Rowe Price; (1991-1993) municipal underwriter, Alex. Brown & Sons, Inc., Baltimore, Maryland
WILLIAM F. SNIDER, Vice President--Vice President, T. Rowe Price
C. STEPHEN WOLFE II, Vice President--Vice President, T. Rowe Price

Tax-Free High Yield Fund

   *WILLIAM T. REYNOLDS, Chairman of the Board--Managing Director, T. Rowe
Price
JAMES S. RIEPE, Director and Vice President--Vice Chairman of the Board, T. Rowe Price; Chairman of the Board, T. Rowe Price Services, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Trust Company, and T. Rowe Price Investment Services, Inc.; Director, Rhone-Poulenc Rorer, Inc.
C. STEPHEN WOLFE II, President--Vice President, T. Rowe Price
A. GENE CAPONI, Vice President--Vice President, T. Rowe Price
CHARLES B. HILL, Vice President--Assistant Vice President, T. Rowe Price KONSTANTINE B. MALLAS, Vice President--Vice President, T. Rowe Price
HUGH D. MCGUIRK, Vice President--Vice President, T. Rowe Price; (1991-1993) municipal underwriter, Alex. Brown & Sons, Inc., Baltimore, Maryland
MARY J. MILLER, Vice President--Managing Director, T. Rowe Price
WILLIAM F. SNIDER, Vice President--Vice President, T. Rowe Price

    The Executive Committee of the Money, Income, High Yield, Insured Intermediate Bond, and Short-Intermediate Funds is comprised of Messrs. Reynolds, Riepe, and Testa. These Executive Committees have been authorized by their respective Board of Directors to exercise all powers of the Board to manage the Funds in the intervals between meetings of the Board, except the powers prohibited by statute from being delegated.

                        COMPENSATION TABLE

    The Funds do not pay pension or retirement benefits to their officers or directors. Also, any director of a Fund who is an officer or employee of T. Rowe Price does not receive any remuneration from the Fund.

_________________________________________________________________
                                               Total Compensation
                                Aggregate      From Fund and
Name of                         Compensation   Fund Group
Person,                         From           Paid to
Position                        Fund (a)       Directors (b)
_________________________________________________________________
Tax-Exempt Money Fund

Robert P. Black, Director       2,409          56,917
Calvin W. Burnett, Director     2,409          56,917
Anthony W. Deering, Director    1,569          70,667
F. Pierce Linaweaver, Director  2,409          56,917
John Schreiber, Director        2,409          56,917
_________________________________________________________________
Tax-Free Short-Intermediate Fund

Robert P. Black, Director       1,567          56,917
Calvin W. Burnett, Director     1,567          56,917
Anthony W. Deering, Director    1,224          70,667
F. Pierce Linaweaver, Director  1,567          56,917
John G. Schreiber, Director     1,567          56,917
_________________________________________________________________
Tax-Free Insured Intermediate Bond Fund

Robert P. Black, Director       1,163          56,917
Calvin W. Burnett, Director     1,163          56,917
Anthony W. Deering, Director    1,063          70,667
F. Pierce Linaweaver, Director  1,163          56,917
John Schreiber, Director        1,163          56,917
_________________________________________________________________
Tax-Free Income Fund

Robert P. Black, Director       2,830          56,917
Calvin W. Burnett, Director     2,830          56,917
Anthony W. Deering, Director    1,732          70,667
F. Pierce Linaweaver, Director  2,830          56,917
John G. Schreiber, Director     2,830          56,917
_________________________________________________________________
Tax-Free High Yield Fund

Robert P. Black, Director       2,969          56,917
Calvin W. Burnett, Director     2,969          56,917
Anthony W. Deering, Director    1,792          70,667
F. Pierce Linaweaver, Director  2,969          56,917
John G. Schreiber, Director     2,969          56,917

(a) Based on expenses accrued from March 1, 1996 through February 28, 1997.
(b) Based on compensation received from January 1, 1996 to December 31, 1996. The T. Rowe Price Fund complex included 76 funds as of February 28, 1997.

                 PRINCIPAL HOLDERS OF SECURITIES

    As of the date of the prospectus, the officers and directors of the Funds, as a group, owned less than 1% of the outstanding shares of each Fund.

    As of May 31, 1997, no shareholder beneficially owned more than 5% of the outstanding shares of the Fund.

                  INVESTMENT MANAGEMENT SERVICES

Services Provided by T. Rowe Price

    Under each Fund's Management Agreement, T. Rowe Price provides each Fund with discretionary investment services. Specifically, T. Rowe Price is responsible for supervising and directing the investments of each Fund in accordance with its investment objectives, programs, and restrictions as provided in the prospectus and this Statement of Additional Information. T. Rowe Price is also responsible for effecting all security transactions on behalf of each Fund, including the allocation of principal business and portfolio brokerage and the negotiation of commissions. In addition to these services, T. Rowe Price provides each Fund with certain corporate administrative services, including: maintaining the Fund's corporate existence, corporate records, and registering and qualifying the Fund's shares under federal and state laws; monitoring the financial, accounting, and administrative functions of each Fund; maintaining liaison with the agents employed by each Fund such as the Fund's custodian and transfer agent; assisting each Fund in the coordination of such agents' activities; and permitting T. Rowe Price's employees to serve as officers, directors, and committee members of each Fund without cost to the Fund.

    The Management Agreements also provide that T. Rowe Price, its directors, officers, employees, and certain other persons performing specific functions for the Fund will only be liable to the Fund for losses resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.

Management Fee

    Each Fund pays T. Rowe Price a fee ("Fee") which consists of two components: a Group Management Fee ("Group Fee") and an Individual Fund Fee ("Fund Fee"). The Fee is paid monthly to the T. Rowe Price on the first business day of the next succeeding calendar month and is calculated as described below.

    The monthly Group Fee ("Monthly Group Fee") is the sum of the daily
Group Fee accruals ("Daily Group Fee Accruals") for each month. The Daily Group Fee Accrual for any particular day is computed by multiplying the Price Funds' group fee accrual as determined below ("Daily Price Funds' Group Fee Accrual") by the ratio of the Fund's net assets for that day to the sum of the aggregate net assets of the Price Funds for that day. The Daily Price Funds' Group Fee Accrual for any particular day is calculated by multiplying the fraction of one (1) over the number of calendar days in the year by the annualized Daily Price Funds' Group Fee Accrual for that day as determined in accordance with the following schedule:

                           Price Funds'
                      Annual Group Base Fee
                  Rate for Each Level of Assets
                  _____________________________

0.480%   First $1 billion    0.350%         Next $2 billion
0.450%   Next $1 billion     0.340%         Next $5 billion
0.420%   Next $1 billion     0.330%         Next $10 billion
0.390%   Next $1 billion     0.320%         Next $10 billion
0.370%   Next $1 billion     0.310%         Next $16 billion
0.360%   Next $2 billion        0.305%      Next $30 billion
                             0.300%         Thereafter

    For the purpose of calculating the Group Fee, the Price Funds include all the mutual funds distributed by T. Rowe Price Investment Services, Inc. (excluding T. Rowe Price Spectrum Fund, Inc., T. Rowe Price Equity Index Fund, and any institutional or any private label mutual funds). For the purpose of calculating the Daily Price Funds' Group Fee Accrual for any particular day, the net assets of each Price Fund are determined in accordance with the Fund's prospectus as of the close of business on the previous business day on which the Fund was open for business.

    The monthly Fund Fee ("Monthly Fund Fee") is the sum of the daily Fund
Fee accruals ("Daily Fund Fee Accruals") for each month. The Daily Fund Fee Accrual for any particular day is computed by multiplying the fraction of one
(1) over the number of calendar days in the year by the Individual Fund Fee Rate and multiplying this product by the net assets of the Fund for that day, as determined in accordance with the Fund's prospectus as of the close of business on the previous business day on which the Fund was open for business. The individual fund fees for each Fund are listed in the table below:

Fund                         Individual Fund Fee
_______                      ____________________

Money                        0.10%
Short-Intermediate           0.10%
Insured Intermediate Bond    0.05%
Income                       0.15%
High Yield                   0.30%

    The following chart sets forth the total management fees, if any, paid to T. Rowe Price by the Funds, for each of the last three fiscal years.

                               Short-       Insured
                               Inter-       Inter-                High
       Money                   mediate      mediate    Income     Yield
Year   Fund                    Fund         Bond Fund  Fund       Fund
____   _____                   _________    ________   ________   ______

1997   $2,880,000              $1,884,000   $315,000   $6,426,000  $6,309,000
1996   $2,993,000              $1,975,000   $274,000   $6,613,000  $5,968,000
1995   $3,346,000              $2,171,000   $206,000   $6,547,000  $5,561,000


Limitation on Fund Expenses

    The Management Agreement between each Fund and T. Rowe Price provides that each Fund will bear all expenses of its operations not specifically assumed by T. Rowe Price.

    For the purpose of determining whether a Fund is entitled to reimbursement, the expenses of a Fund are calculated on a monthly basis. If a Fund is entitled to reimbursement, that month's advisory fee will be reduced or postponed, with any adjustment made after the end of the year.

Insured Intermediate Bond Fund

    From March 1, 1996, through February 28, 1998, T. Rowe Price agreed to waive its fees and bear any expenses to the extent such fees and expenses would cause the Insured Intermediate Bond Fund's ratio of expenses to average net assets to exceed 0.65%. Fees waived or expenses paid or assumed under this agreement are subject to reimbursement to T. Rowe Price whenever the Fund's expense ratio is below 0.65%; however, no reimbursement will be made after February 29, 2000, or if it would result in the expense ratio exceeding
0.65%.


    Pursuant to the present expense limitation, $43,000 of management fees were not accrued by the Fund for the year ended February 28, 1997. Additionally, $209,000 of unaccrued fees and expenses related to a previous expense limitation are subject to reimbursement through February 28, 1998.

                      DISTRIBUTOR FOR FUNDS

    T. Rowe Price Investment Services, Inc. ("Investment Services"), a Maryland corporation formed in 1980 as a wholly owned subsidiary of T. Rowe Price, serves as the distributor of the Funds. Investment Services is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The offering of each Fund's shares is continuous.

    Investment Services is located at the same address as the Funds and T. Rowe T. Rowe Price -- 100 East Pratt Street, Baltimore, Maryland 21202.

    Investment Services serves as distributor to the Funds pursuant to individual Underwriting Agreements ("Underwriting Agreements"), which provide that each Fund will pay all fees and expenses in connection with: necessary state filings; preparing, setting in type, printing, and mailing its prospectuses and reports to shareholders; and issuing its shares, including expenses of confirming purchase orders.

    The Underwriting Agreements provide that Investment Services will pay all fees and expenses in connection with: printing and distributing prospectuses and reports for use in offering and selling shares for each Fund; preparing, setting in type, printing, and mailing all sales literature and advertising; Investment Services' federal and state registrations as a broker-dealer; and offering and selling shares for each Fund, except for those fees and expenses specifically assumed by the Funds. Investment Services' expenses are paid by T. Rowe Price.

    Investment Services acts as the agent of the Funds in connection with the various states in which Investment Services is qualified as a broker-dealer. Under the Underwriting Agreement, Investment Services accepts orders for Fund shares at net asset value. No sales charges are paid by investors or the Funds.

                            CUSTODIAN

    State Street Bank and Trust Company (the "Bank") is the custodian for each Fund's securities and cash, but it does not participate in the Funds' investment decisions. The Funds have authorized the Bank to deposit certain portfolio securities in central depository systems as allowed by federal law. In addition, the Funds are authorized to maintain certain of their securities, in particular variable rate demand notes in uncertificated form in the proprietary deposit systems of various dealers in municipal securities. State Street Bank's main office is 225 Franklin Street, Boston, Massachusetts 02107.

                       SHAREHOLDER SERVICES

    The Fund from time to time may enter into agreements with outside parties through which shareholders hold Fund shares. The shares would be held by such parties in omnibus accounts. The agreements would provide for payments by the Fund to the outside party for shareholder services provided to shareholders in the omnibus accounts.

                          CODE OF ETHICS

    The Fund's investment adviser ("T. Rowe Price") has a written Code of Ethics which requires all employees to obtain prior clearance before engaging in personal securities transactions. Transactions must be executed within three business days of their clearance. In addition, all employees must report their personal securities transactions within ten days of their execution. Employees will not be permitted to effect transactions in a security: If there are pending client orders in the security; the security has been purchased or sold by a client within seven calendar days; the security is being considered for purchase for a client; a change has occurred in T. Rowe Price's rating of the security within seven calendar days prior to the date of the proposed transaction; or the security is subject to internal trading restrictions. In addition, employees are prohibited from profiting from short-term trading (e.g., purchases and sales involving the same security within 60 days). Any material violation of the Code of Ethics is reported to the Board of the Fund. The Board also reviews the administration of the Code of Ethics on an annual basis.

                      PORTFOLIO TRANSACTIONS

Investment or Brokerage Discretion

    Decisions with respect to the purchase and sale of portfolio securities on behalf of the Fund are made by T. Rowe Price. T. Rowe Price is also responsible for implementing these decisions, including the negotiation of commissions and the allocation of portfolio brokerage and principal business. The Fund's purchases and sales of municipal securities are normally done on a principal basis and do not involve the payment of a commission although they may involve the designation of selling concessions. That part of the discussion below relating solely to brokerage commissions would not normally apply to the Fund's investments in municipal securities. However, it is included because T. Rowe Price does manage a significant number of common stock portfolios which do engage in agency transactions and pay commissions and because some research and services resulting from the payment of such commissions may benefit the Funds.

How Brokers and Dealers Are Selected

    Fixed Income Securities

    Fixed income securities are generally purchased from the issuer or a primary market-maker acting as principal for the securities on a net basis, with no brokerage commission being paid by the client although the price usually includes an undisclosed compensation. Transactions placed through dealers serving as primary market-makers reflect the spread between the bid and asked prices. Securities may also be purchased from underwriters at prices which include underwriting fees.

    T. Rowe Price may effect principal transactions on behalf of the Fund with a broker or dealer who furnishes brokerage and/or research services, designate any such broker or dealer to receive selling concessions, discounts or other allowances, or otherwise deal with any such broker or dealer in connection with the acquisition of securities in underwritings. T. Rowe Price may receive brokerage and research services in connection with such designations in fixed price underwritings.

How Evaluations Are Made of the Overall Reasonableness of Brokerage Commissions Paid

    On a continuing basis, T. Rowe Price seeks to determine what levels of commission rates are reasonable in the marketplace for transactions executed on behalf of the Fund. In evaluating the reasonableness of commission rates,
T. Rowe Price considers: (a) historical commission rates, both before and since rates have been fully negotiable; (b) rates which other institutional investors are paying, based on available public information; (c) rates quoted by brokers and dealers; (d) the size of a particular transaction, in terms of the number of shares, dollar amount, and number of clients involved; (e) the complexity of a particular transaction in terms of both execution and settlement; (f) the level and type of business done with a particular firm over a period of time; and (g) the extent to which the broker or dealer has capital at risk in the transaction.

Description of Research Services Received From Brokers and Dealers

    T. Rowe Price receives a wide range of research services from brokers and dealers. These services include information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and analysis of corporate responsibility issues. These services provide both domestic and international perspective. Research services are received primarily in the form of written reports, computer generated services, telephone contacts and personal meetings with security analysts. In addition, such services may be provided in the form of meetings arranged with corporate and industry spokespersons, economists, academicians and government representatives. In some cases, research services are generated by third parties but are provided to T. Rowe Price by or through broker-dealers.

    Research services received from brokers and dealers are supplemental to
T. Rowe Price's own research effort and, when utilized, are subject to internal analysis before being incorporated by T. Rowe Price into its investment process. As a practical matter, it would not be possible for T. Rowe Price to generate all of the information presently provided by brokers and dealers. T. Rowe Price pays cash for certain research services received from external sources. T. Rowe Price also allocates brokerage for research services which are available for cash. While receipt of research services from brokerage firms has not reduced T. Rowe Price's normal research activities, the expenses of T. Rowe Price could be materially increased if it attempted to generate such additional information through its own staff. To the extent that research services of value are provided by brokers or dealers, T. Rowe Price may be relieved of expenses which it might otherwise bear.

    T. Rowe Price has a policy of not allocating brokerage business in return for products or services other than brokerage or research services. In accordance with the provisions of Section 28(e) of the Securities Exchange Act of 1934, T. Rowe Price may from time to time receive services and products which serve both research and non-research functions. In such event, T. Rowe Price makes a good faith determination of the anticipated research and non-research use of the product or service and allocates brokerage only with respect to the research component.

Commissions to Brokers Who Furnish Research Services

    Certain brokers and dealers who provide quality brokerage and execution services also furnish research services to T. Rowe Price. With regard to the payment of brokerage commissions, T. Rowe Price has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934, which permits an investment adviser to cause an account to pay commission rates in excess of those another broker or dealer would have charged for effecting the same transaction, if the adviser determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of either the particular transaction involved or the overall responsibilities of the adviser with respect to the accounts over which it exercises investment discretion. Accordingly, while T. Rowe Price cannot readily determine the extent to which commission rates or net prices charged by broker-dealers reflect the value of their research services, T. Rowe Price would expect to assess the reasonableness of commissions in light of the total brokerage and research services provided by each particular broker. T. Rowe Price may receive research, as defined in Section 28(e), in connection with selling concessions and designations in fixed price offerings in which the Funds participate.

Internal Allocation Procedures

    T. Rowe Price has a policy of not precommitting a specific amount of business to any broker or dealer over any specific time period. Historically, the majority of brokerage placement has been determined by the needs of a specific transaction such as market-making, availability of a buyer or seller of a particular security, or specialized execution skills. However, T. Rowe Price does have an internal brokerage allocation procedure for that portion of its discretionary client brokerage business where special needs do not exist, or where the business may be allocated among several brokers or dealers which are able to meet the needs of the transaction.

    Each year, T. Rowe Price assesses the contribution of the brokerage and research services provided by brokers or dealers, and attempts to allocate a portion of its brokerage business in response to these assessments. Research analysts, counselors, various investment committees, and the Trading Department each seek to evaluate the brokerage and research services they receive from brokers or dealers and make judgments as to the level of business which would recognize such services. In addition, brokers or dealers sometimes suggest a level of business they would like to receive in return for the various brokerage and research services they provide. Actual brokerage received by any firm may be less than the suggested allocations but can, and often does, exceed the suggestions, because the total business is allocated on the basis of all the considerations described above. In no case is a broker or dealer excluded from receiving business from T. Rowe Price because it has not been identified as providing research services.

Miscellaneous

    T. Rowe Price's brokerage allocation policy is consistently applied to all its fully discretionary accounts, which represent a substantial majority of all assets under management. Research services furnished by brokers or dealers through which T. Rowe Price effects securities transactions may be used in servicing all accounts (including non-Fund accounts) managed by T. Rowe Price. Conversely, research services received from brokers or dealers which execute transactions for the Fund are not necessarily used by T. Rowe Price exclusively in connection with the management of the Fund.

    From time to time, orders for clients may be placed through a computerized transaction network.

    The Fund does not allocate business to any broker-dealer on the basis of its sales of the Fund's shares. However, this does not mean that broker-dealers who purchase Fund shares for their clients will not receive business from the Fund.

    Some of T. Rowe Price's other clients have investment objectives and programs similar to those of the Fund. T. Rowe Price may occasionally make recommendations to other clients which result in their purchasing or selling securities simultaneously with the Fund. As a result, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is T. Rowe Price's policy not to favor one client over another in making recommendations or in placing orders. T. Rowe Price frequently follows the practice of grouping orders of various clients for execution which generally results in lower commission rates being attained. In certain cases, where the aggregate order is executed in a series of transactions at various prices on a given day, each participating client's proportionate share of such order reflects the average price paid or received with respect to the total order. T. Rowe Price has established a general investment policy that it will ordinarily not make additional purchases of a common stock of a company for its clients (including the T. Rowe Price Funds) if, as a result of such purchases, 10% or more of the outstanding common stock of such company would be held by its clients in the aggregate.

    To the extent possible, T. Rowe Price intends to recapture solicitation fees paid in connection with tender offers through T. Rowe Price Investment Services, Inc., the Fund's distributor. At the present time, T. Rowe Price does not recapture commissions or underwriting discounts or selling group concessions in connection with taxable securities acquired in underwritten offerings. T. Rowe Price does, however, attempt to negotiate elimination of all or a portion of the selling-group concession or underwriting discount when purchasing tax-exempt municipal securities on behalf of its clients in underwritten offerings.

Other

    The Funds engaged in portfolio transactions involving broker-dealers in the following amounts for the fiscal years ended February 28, 1997, February 29, 1996, and February 28, 1995:

                                1997           1996           1995

Tax-Exempt Money Fund       $3,675,043,000  $3,101,344,000 $3,476,545,000
Tax-Free Short-
 Intermediate Fund           1,478,084,000   1,184,341,000  1,879,637,000
Tax-Free Insured Inter-
 mediate Bond Fund             320,231,000     249,376,000    490,025,000
Tax-Free Income Fund         2,284,715,000   2,558,129,000  2,465,423,000
Tax-Free High Yield Fund     1,801,447,000   1,643,296,000  1,961,416,000

    The following amounts consisted of principal transactions as to which the Funds have no knowledge of the profits or losses realized by the respective broker-dealers for the fiscal years ended February 28, 1997, February 29, 1996, and February 28, 1995:

                                1997           1996           1995

Tax-Exempt Money Fund          $3,662,460,000 $3,084,964,000$3,476,545,000
Tax-Free Short-
 Intermediate Fund              1,384,758,000  1,113,118,000 1,849,318,000
Tax-Free Insured Inter-
 mediate Bond Fund                302,633,000    233,485,000   480,566,000
Tax-Free Income Fund            2,034,461,000  2,318,802,000 2,296,647,000
Tax-Free High Yield Fund        1,621,470,000  1,501,879,000 1,855,103,000

    The following amounts involved trades with brokers acting as agents or underwriters for the fiscal years ended February 28, 1997, February 29, 1996, and February 28, 1995:

                                1997           1996           1995

Tax-Exempt Money Fund             $12,583,000    $16,380,000            $0
Tax-Free Short-
 Intermediate Fund                 93,326,000     71,223,000    30,319,000
Tax-Free Insured Inter-
 mediate Bond Fund                 17,598,000     15,891,000     9,459,000
Tax-Free Income Fund              250,254,000    239,327,000   168,776,000
Tax-Free High Yield Fund          179,977,000    141,417,000   106,313,000

    The following amounts involved trades with brokers acting as agents or underwriters, in which such brokers received total commissions, including discounts received in connection with underwritings for the fiscal years ended February 28, 1997, February 29, 1996, and February 28, 1995:

                                      1997           1996           1995

Tax-Exempt Money Fund                 $13,000        $70,000            $0
Tax-Free Short-
 Intermediate Fund                    370,000        281,000        68,000
Tax-Free Insured Inter-
 mediate Bond Fund                    108,000         61,000        44,000
Tax-Free Income Fund                1,493,000      1,608,000       932,000
Tax-Free High Yield Fund            1,139,000        970,000       379,000

    Of all such portfolio transactions, none were placed with firms which provided research, statistical, or other services to T. Rowe Price in connection with the management of the Funds, or in some cases, to the Funds.

    The portfolio turnover rates of the Funds for the fiscal years ended February 28, 1997, February 29, 1996, and February 28, 1995 were:

                                           1997       1996         1995

Tax-Free Short-Intermediate Fund           84.3%      69.9%          93.1%
Tax-Free Insured Intermediate
 Bond Fund                                 76.8%      63.8%         170.8%
Tax-Free Income Fund                       40.7%      48.7%          49.3%
Tax-Free High Yield Fund                   37.0%      39.3%          59.6%


                      PRICING OF SECURITIES

    Fixed income securities are generally traded in the over-the-counter market. With the exception of the Money Fund, investments in securities are stated at fair market value using a bid-side valuation as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities held by the Money Fund are valued at amortized cost.

    There are a number of pricing services available, and the Directors of the Funds, on the basis of ongoing evaluation of these services, may use or may discontinue the use of any pricing service in whole or in part.

    Securities or other assets for which the above valuation procedures are inappropriate or are deemed not to reflect fair value will be appraised at prices deemed best to reflect their fair value. Such determinations will be made in good faith by or under the supervision of officers of each Fund as authorized by the Board of Directors.

  Maintenance of Money Fund's Net Asset Value Per Share at $1.00

    It is the policy of the Fund to attempt to maintain a net asset value of $1.00 per share by using the amortized cost method of valuation permitted by Rule 2a-7 under the Investment Company Act of 1940. Under this method, securities are valued by reference to the Fund's acquisition cost as adjusted for amortization of premium or accumulation of discount rather than by reference to their market value. Under Rule 2a-7:

         (a) The Board of Directors must establish written procedures reasonably designed, taking into account current market conditions and the fund's investment objectives, to stabilize the fund's net asset value per share, as computed for the purpose of distribution, redemption and repurchase, at a single value;

         (b) The Fund must (i) maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable price per share, (ii) not purchase any instrument with a remaining maturity greater than 397 days, and (iii) maintain a dollar-weighted average portfolio maturity of 90 days or less;

         (c) The Fund must limit its purchase of portfolio instruments, including repurchase agreements, to those U.S. dollar-denominated instruments which the Fund's Board of Directors determines present minimal credit risks, and which are eligible securities as defined by Rule 2a-7 (eligible
              Securities are generally securities which have been rated or whose issuer has been rated or whose issuer has comparable securities rated in one of the two highest rating categories by nationally recognized statistical rating organizations or, in the case of any instrument that is not so rated, is of comparable quality as determined by procedures adopted by the Fund's Board of Directors); and

         (d) The Board of Directors must determine that (i) it is in the best interest of the Fund and its shareholders to maintain a stable net asset value per share under the amortized cost method; and (ii) the Fund will continue to use the amortized cost method only so long as the Board of Directors believes that it fairly reflects the market based net asset value per share.

    Although the Fund believes that it will be able to maintain its net asset value at $1.00 per share under most conditions, there can be no absolute assurance that it will be able to do so on a continuous basis. If the Fund's net asset value per share declined, or was expected to decline, below $1.00 (rounded to the nearest one cent), the Board of Directors of the Fund might temporarily reduce or suspend dividend payments in an effort to maintain the net asset value at $1.00 per share. As a result of such reduction or suspension of dividends, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in an investor receiving no dividend for the period during which he holds his shares and in his receiving, upon redemption, a price per share lower than that which he paid. On the other hand, if the Fund's net asset value per share were to increase, or were anticipated to increase above $1.00 (rounded to the nearest one cent), the Board of Directors of the Fund might supplement dividends in an effort to maintain the net asset value at $1.00 per share.

                    NET ASSET VALUE PER SHARE

    The purchase and redemption price of the Funds' shares is equal to the Funds' net asset value per share or share price. Each Fund determines its net asset value per share by subtracting the Funds' liabilities (including accrued expenses and dividends payable) from its total assets (the market value of the securities the Fund holds plus cash and other assets, including income accrued but not yet received) and dividing the result by the total number of shares outstanding. The net asset value per share of each Fund is calculated as of the close of trading on the New York Stock Exchange ("NYSE") every day the NYSE is open for trading. The net asset value of the Money Fund is also calculated as of 12:00 noon (Eastern time) every day the NYSE is open for trading. The NYSE is closed on the following days: New Year's Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

    Determination of net asset value (and the offering, sale redemption and repurchase of shares) for a Fund may be suspended at times (a) during which the NYSE is closed, other than customary weekend and holiday closings, (b) during which trading on the NYSE is restricted, (c) during which an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during which a governmental body having jurisdiction over the Fund may by order permit such a suspension for the protection of the Fund's shareholders; provided that applicable rules and regulations of the Securities and Exchange Commission (or any succeeding governmental authority) shall given as to whether the conditions prescribed in (b), (c), or (d) exist.

                            DIVIDENDS

    Unless you elect otherwise, the Fund's annual capital gain distribution, if any, will be reinvested on the reinvestment date using the NAV per share of that date. The reinvestment date normally precedes the payment date by about 10 days although the exact timing is subject to change.

                            TAX STATUS

    Each Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code").

    Dividends and distributions paid by the Funds are not eligible for the dividends-received deduction for corporate shareholders. For tax purposes, it does not make any difference whether dividends and capital gain distributions are paid in cash or in additional shares. Each Fund must declare by its year-end dividends equal to at least 90% of net tax-exempt income (as of its year-end) to permit pass-through of tax-exempt income to shareholders, and declare by December 31 98% of capital gains (as of October 31) in order to avoid a federal excise tax and distribute within 12 months 100% of capital gains (as of its tax year-end) to avoid federal income tax.

    At the time of your purchase, a Fund's net asset value may reflect undistributed capital gains or net unrealized appreciation of securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable as a capital gain distribution. For federal income tax purposes, a Fund is permitted to carry forward its net realized capital losses, if any, for eight years and realize net capital gains up to the amount of such losses without being required to pay taxes on, or distribute such gains. On May 31, 1997, the books of each Fund indicated that the Fund's aggregate net assets included:

                                        Realized          Unrealized
                                        Capital           Appreciation/
Fund                                    Gains/(Losses)    Depreciation
__________                              ______________    ____________

Money                                  $  (166,074)           $     0
Short-Intermediate                        (793,113)         4,435,024
Insured Intermediate Bond                 (336,806)         2,382,853
Income                                  (9,249,864)        79,606,828
High Yield                             (12,745,251)        61,984,870

    If, in any taxable year, the Funds should not qualify as regulated investment companies under the Code: (i) each Fund would be taxed at normal corporate rates on the entire amount of its taxable income, if any, without deduction for dividends or other distributions to shareholders; and (ii) each Fund's distributions to the extent made out of the Fund's current or accumulated earnings and profits would be taxable to shareholders as ordinary dividends (regardless of whether they would otherwise have been considered capital gain or tax-exempt dividends).

    The Funds anticipate acquiring bonds after initial issuance at a price less than the principal amount of such bonds ("market discount bonds"). Gain on the disposition of such bonds is treated as taxable ordinary income to the extent of accrued market discount. Such gains cannot be offset by losses on the sale of other securities but must be distributed to shareholders annually and taxed as ordinary income.

    Each year, the Funds will mail you information on the tax status of dividends and distributions. The Funds anticipate that substantially all of the dividends to be paid by each Fund will be exempt from federal income taxes. If any portion of a Fund's dividends is not exempt from federal income taxes, you will receive a Form 1099 stating the taxable portion. The Funds will also advise you of the percentage of your dividends, if any, which should be included in the computation of alternative minimum tax. Social security recipients who receive interest from tax-exempt securities may have to pay taxes on a portion of their social security benefit.

    Because the interest on municipal securities is tax exempt, any interest on money you borrow that is directly or indirectly used to purchase Fund shares is not deductible. (See Section 265(2) of the Internal Revenue Code.) Further, entities or persons who are "substantial users" (or persons related to "substantial users") of facilities financed by industrial development bonds should consult their tax advisers before purchasing shares of a Fund. The income from such bonds may not be tax exempt for such substantial users.

                        YIELD INFORMATION

Money Fund

    The Fund's current and historical yield for a period is calculated by dividing the net change in value of an account (including all dividends accrued and dividends reinvested in additional shares) by the account value at the beginning of the period to obtain the base period return. This base period return is divided by the number of days in the period then multiplied by 365 to arrive at the annualized yield for that period. The Fund's annualized compound yield for such period is compounded by dividing the base period return by the number of days in the period, and compounding that figure over 365 days.

    The Money Fund's current yield was 2.98% and the compound yield was 3.02% for the seven days ended February 28, 1997.

Bond Funds

    From time to time, a Fund may advertise a yield figure calculated in the following manner:

    An income factor is calculated for each security in the portfolio based upon the security's market value at the beginning of the period and yield as determined in conformity with regulations of the Securities and Exchange Commission. The income factors are then totaled for all securities in the portfolio. Next, expenses of the Fund for the period net of expected reimbursements are deducted from the income to arrive at net income, which is then converted to a per-share amount by dividing net income by the average number of shares outstanding during the period. The net income per share is divided by the net asset value on the last day of the period to produce a monthly yield which is then annualized. A taxable equivalent yield is calculated by dividing this yield by one minus the effective federal income tax rate. Quoted yield factors are for comparison purposes only, and are not intended to indicate future performance or forecast the dividend per share of the Fund.

    The yield of each Fund calculated under the above-described method for the month ended February 28, 1997 was:

           Short-Intermediate                   3.76%
           Insured Intermediate Bond            4.08%
           Income                               4.81%
           High Yield                           5.22%

    The tax equivalent yields for these funds for the same period were 5.45% (Short-Intermediate), 5.91% (Insured Intermediate), 6.97% (Income), and 7.57% (High Yield). This assumes a federal tax bracket of 31.0%. Assuming a federal tax bracket of 28.0%, the tax-equivalent yields for the period would be 5.22% (Short-Intermediate), 5.67% (Insured Intermediate), 6.68% (Income), and 7.25% (High Yield).

                  TAX-EXEMPT VS. TAXABLE YIELDS

    From time to time, a Fund may also illustrate the effect of tax equivalent yields using information such as that set forth below:
_________________________________________________________________
Taxable Income (1996)*
                                                   Federal
      Joint Return           Single Return       Tax Rates+
_________________________________________________________________
$40,101-$96,900       $24,001-$58,150          28.0%
 96,901-147,700        58,151-121,300          31.0
147,701-263,750       121,301-263,750          36.0
263,751 and above     263,751 and above        39.6
_________________________________________________________________
A Tax-Exempt Yield Of:
3%     4%     5%      6%     7%      8%     9%      10%
Is Equivalent to a Taxable Yield of:
____________________________________________________________________
4.17     5.56 6.94    8.33    9.72   11.11  12.50   13.89
4.35     5.80 7.25    8.70   10.14   11.59  13.04   14.49
4.69     6.25 7.81    9.38   10.94   12.50  14.06   15.63
4.97     6.62 8.28    9.93   11.59   13.25  14.90   16.56

(a) Net amount subject to federal income tax after deductions and exemptions.
(b) Federal rates may vary depending on family size and nature and amount of itemized deductions.

                      INVESTMENT PERFORMANCE

Total Return Performance

       Each Fund's calculation of total return performance includes the reinvestment of all capital gain distributions and income dividends for the period or periods indicated, without regard to tax consequences to a shareholder in the Fund. Total return is calculated as the percentage change between the beginning value of a static account in the Fund and the ending value of that account measured by the then current net asset value, including all shares acquired through reinvestment of income and capital gains dividends. The results shown are historical and should not be considered indicative of the future performance of the Fund. Each average annual compound rate of return is derived from the cumulative performance of the Fund over the time period specified. The annual compound rate of return for the Fund over any other period of time will vary from the average.

             Cumulative Performance Percentage Change

                                                         Since
                           1 Yr.     5 Yrs.    10 Yrs.   Inception
                           Ended     Ended     Ended     Ended
                           2/28/97   2/28/97   2/28/97   2/28/97

Short-Intermediate
 Fund                      4.02%     27.28%    64.98%    113.79%
                                                         12/23/83
Insured Intermediate
 Bond Fund                 4.19       --        --        32.04
                                                         11/30/92

Income Fund                4.81      42.78      85.89    312.11
                                                         10/26/76

High Yield Fund            6.22      45.74     107.99    197.27
                                                         3/01/85

             Average Annual Compound Rates of Return

                           1 Yr.     5 Yrs.    10 Yrs.   Since
                           Ended     Ended     Ended     Inception
                           2/28/97   2/28/97   2/28/97   2/28/97

Short-Intermediate
 Fund                      4.02%     4.94%     5.13%     5.93%
                                                         12/23/83
Insured Intermediate
 Bond Fund                 4.19      --        --        6.76
                                                         11/30/92
Income Fund                4.81      7.38      6.40      7.21
                                                         10/26/76
High Yield Fund            6.22      7.82      7.60      9.51
                                                         3/01/85


All Funds

Outside Sources of Information

     From time to time, in reports and promotional literature: (1) the Fund's total return performance, ranking, or any other measure of the Fund's performance may be compared to any one or combination of the following: (i) a broad based index; (ii) other groups of mutual funds, including T. Rowe Price Funds, tracked by independent research firms ranking entities, or financial publications; (iii) indices of stocks comparable to those in which the Fund invests; (2) the Consumer Price Index (or any other measure for inflation, government statistics, such as GNP may be used to illustrate investment attributes of the Fund or the general economic, business, investment, or financial environment in which the Fund operates; (3) various financial, economic and market statistics developed by brokers, dealers and other persons may be used to illustrate aspects of the Fund's performance; (4) the effect of tax-deferred compounding on the Fund's investment returns, or on returns in general in both qualified and non-qualified retirement plans or any other tax advantage product, may be illustrated by graphs, charts, etc.; and (5) the sectors or industries in which the Fund invests may be compared to relevant indices or surveys in order to evaluate the Fund's historical performance or current or potential value with respect to the particular industry or sector.





Other Publications

     From time to time, in newsletters and other publications issued by
T. Rowe Price Investment Services, Inc., T. Rowe Price mutual fund portfolio managers may discuss economic, financial, and political developments in the U.S. and abroad and how these conditions have affected or may affect securities prices or a Fund; individual securities within a Fund's portfolio; and their philosophy regarding the selection of individual stocks, including why specific stocks have been added, removed, or excluded from a Fund's portfolio.





   Other Features and Benefits

     The Fund is a member of the T. Rowe Price Family of Funds and may help investors achieve various long-term investment goals, which include, but are not limited to, investing money for retirement, saving for a down payment on a home, or paying college costs. To explain how the Fund could be used to assist investors in planning for these goals and to illustrate basic principles of investing, various worksheets and guides prepared by T. Rowe Price Associates, Inc. and/or T. Rowe Price Investment Services, Inc. may be made available.


                          CAPITAL STOCK

     Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote in the election of or removal of directors (to the extent hereinafter provided) and on other matters submitted to the vote of shareholders. There will normally be no meetings of shareholders for the purpose of electing directors unless and until such time as less than a majority of the directors holding office have been elected by shareholders, at which time the directors then in office will call a shareholders' meeting for the election of directors. Except as set forth above, the directors shall continue to hold office and may appoint successor directors. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of directors can, if they choose to do so, elect all the directors of the Fund, in which event the holders of the remaining shares will be unable to elect any person as director. The Board of Directors of each Fund may increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series authorized to be issued without shareholder approval.

     As set forth in the By-Laws of each Fund, a special meeting of shareholders of a Fund shall be called by the Secretary of the Fund on the written request of shareholders entitled to cast at least 10% of all the votes of the Fund entitled to be cast at such meeting. Shareholders requesting such a meeting must pay to the Fund the reasonably estimated costs of preparing and mailing the notice of the meeting. Each Fund, however, will otherwise assist the shareholders seeking to hold the special meeting in communicating to the other shareholders of the Fund to the extent required by Section 16(c) of the Investment Company Act of 1940.

Short-Intermediate, Insured Intermediate Bond, Income, and High Yield Funds

     Each Fund's Charter authorizes the Board of Directors to classify and reclassify any and all shares which are then unissued, including unissued shares of capital stock into any number of classes or series, each class or series consisting of such number of shares and having such designations, such powers, preferences, rights, qualifications, limitations, and restrictions, as shall be determined by the Board subject to the Investment Company Act and other applicable law. The shares of any such additional classes or series might therefore differ from the shares of the present class and series of capital stock and from each other as to preferences, conversions or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption, subject to applicable law, and might thus be superior or inferior to the capital stock or to other classes or series in various characteristics. The Board of Directors may increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Fund has authorized to issue without shareholder approval.

     Except to the extent that the Boards of Directors of these Funds might provide by resolution that holders of shares of a particular class are entitled to vote as a class on specified matters presented for a vote of the holders of all shares entitled to vote on such matters, there would be no right of class vote unless and to the extent that such a right might be construed to exist under Maryland law. The Funds' Charters contain no provision entitling the holders of the present class of capital stock to a vote as a class on any matter. Accordingly, the preferences, rights, and other characteristics attaching to any class of shares, including the present class of capital stock, might be altered or eliminated, or the class might be combined with another class or classes, by action approved by the vote of the holders of a majority of all the shares of all classes entitled to be voted on the proposal, without any additional right of vote as a class by the holders of the capital stock or of another affected class or classes.

Redemptions in Kind

     In the unlikely event a shareholder were to receive an in kind redemption of portfolio securities of the Fund, brokerage fees could be incurred by the shareholder in a subsequent sale of such securities.

Issuance of Fund Shares for Securities

     Transactions involving issuance of Fund shares for securities or assets other than cash will be limited to (1) bona fide reorganizations; (2) statutory mergers; or (3) other acquisitions of portfolio securities that: (a) meet the investment objectives and policies of the Funds; (b) are acquired for investment and not for resale except in accordance with applicable law; (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market; and (d) are not illiquid.


                  FEDERAL REGISTRATION OF SHARES

     The Fund's shares are registered for sale under the Securities Act of 1933. Registration of the Fund's shares is not required under any state law, but the Fund is required to make certain filings with and pay fees to the states in order to sell its shares in the states.

                          LEGAL COUNSEL

     Shereff, Friedman, Hoffman & Goodman, LLP, whose address is 919 Third Avenue, New York, New York 10022, is legal counsel to each of the Funds.

                     INDEPENDENT ACCOUNTANTS

    Coopers & Lybrand L.L.P., 217 East Redwood Street, Baltimore, Maryland 21202, are independent accountants to the Funds. The financial statements of the Funds for the fiscal year ended February 28, 1997, and the report of independent accountants are included in each Fund's Annual Report. A copy of each Annual Report accompanies this Statement of Additional Information. The following financial statements and the report of independent accountants appearing in each Annual Report for the fiscal year ended February 28, 1997, are incorporated into this Statement of Additional Information by reference:
                                        ANNUAL REPORT PAGE

                       Money Fund    High Yield  Insured Intermed-
                                     Fund        iate Bond Fund

Report of
 Independent Accountants        20           29               15
Statement of Net Assets,
 February 29, 1996            3-15          3-23             3-9
Statement of Operations,
 year ended
 February 28, 1997             16             24             10
Statement of Changes
 in Net Assets,
 years ended February 28, 1997
 and February 29, 1996         17             25             11
Notes to Financial Statements,
 February 28, 1997            18-19        26-28            12-14
Financial Highlights            2            2                2


                           ANNUAL REPORT PAGE

                                  Income Fund    Short Intermediate
                                                 Fund

Report of
 Independent Accountants                    28             17
Statement of Net Assets,
 February 29, 1996                        3-22            3-12   3-9
Statement of Operations,
 year ended
 February 28, 1997                         23               13   10
Statement of Changes
 in Net Assets,
 years ended February 28, 1997
 and February 29, 1996                     24               14
Notes to Financial Statements,
 February 28, 1997                        25-27          15-16   12-14
Financial Highlights                        2            2

    Effective March 1, 1995, Coopers & Lybrand L.L.P. became the independent accountants to the Short-Intermediate and Income Funds.


                              PART C

                        OTHER INFORMATION
ALL FUNDS

Item 24. Financial Statements and Exhibits.

(a) Financial Statements. The Condensed Financial Information (Financial Highlights table) is included in Part A of the Registration Statement. Statement of Net Assets, Statement of Operations, and Statement of Changes in Net Assets are included in the Annual Reports to Shareholders, the pertinent portions of which are incorporated in Part B of the Registration Statement.

(b) Exhibits.
                      TAX-EXEMPT MONEY FUND

    (1) Articles of Incorporation of Registrant, dated March 25, 1980 (electronically filed with Amendment No. 18 dated April 22,
            1994)

    (1)(a) Articles of Amendment dated January 1, 1981 (electronically filed with Amendment No. 18 dated April 22, 1994)

    (2) By-Laws of Registrant, as amended June 29, 1981, January 21, 1988, April 20, 1990, July 1, 1991, and July 20, 1993
            (electronically filed with Amendment No. 18 dated April 22,
            1994)

    (3)     Inapplicable

    (4)     Specimen Stock Certificate (filed with Amendment No. 1)

    (5) Investment Management Agreement between Registrant and T. Rowe Price Associates, Inc. (electronically filed with Amendment No. 18 dated April 22, 1994)

    (6) Underwriting Agreement between Registrant and T. Rowe Price Investment Services, Inc. (electronically filed with Amendment No. 18 dated April 22, 1994)

                 TAX-FREE SHORT-INTERMEDIATE FUND

    (1) Articles of Incorporation of Registrant, dated October 7, 1983 (electronically filed with Amendment No. 17 dated April 22,
            1994)

    (2) By-Laws of Registrant, as amended January 28, 1988, April 20, 1990, July 1, 1991, and July 20, 1993 (electronically filed with Amendment No. 17 dated April 22, 1994)

    (3)     Inapplicable

    (4)     Specimen Stock Certificate (filed with Amendment No. 1)

    (5) Investment Management Agreement between Registrant and T. Rowe Price Associates, Inc. (electronically filed with Amendment No. 17 dated June 9, 1995)

    (6) Underwriting Agreement between Registrant and T. Rowe Price Investment Services, Inc. (electronically filed with Amendment No. 17 dated April 22, 1994)

             TAX-FREE INSURED INTERMEDIATE BOND FUND

    (1) Articles of Incorporation of Registrant, dated October 14, 1992 (electronically filed with initial Registration Statement on October 15, 1992)

    (2) By-Laws of Registrant (electronically filed with initial Registration Statement on October 15, 1992)

    (3)     Inapplicable

    (4) See Article SIXTH, Capital Stock, Paragraph (b)(1)-(10) of the Articles of Incorporation, Article II, Shareholders, Sections 2.01-2.11 and Article VIII, Capital Stock, Sections 8.01-8.05 of the By-laws filed as exhibits to this Registration
            Statement.

    (5) Investment Management Agreement between Registrant and T. Rowe Price Associates, Inc., dated November 3, 1992 (electronically filed with Amendment No. 1 on November 25, 1992)

    (6) Underwriting Agreement between Registrant and T. Rowe Price Investment Services, Inc., dated November 3, 1992
            (electronically filed with Amendment No. 1 on November 25,
            1992)

                       TAX-FREE INCOME FUND

    (1) Articles of Incorporation of Registrant, dated September 24, 1976 (electronically filed with Amendment No. 20 dated April 22, 1994)

    (1)(a) Articles of Amendment, dated November 4, 1976 (electronically filed with Amendment No. 20 dated April 22, 1994)

    (1)(b) Article of Amendment dated May 1, 1981 (electronically filed with Amendment No. 20 dated April 22, 1994)

    (1)(c) Articles of Amendment dated July 1, 1983 (electronically filed with Amendment No. 20 dated April 22, 1994)

    (2) By-Laws of Registrant, as amended May 1, 1981, January 21, 1982, October 27, 1982, January 1, 1983, February 23, 1983,
            January 21, 1988, April 20, 1990, July 1, 1991, and July 20,
            1993 (electronically filed with Amendment No. 20 dated April
            22, 1994)

    (3)     Inapplicable

    (4)     Specimen Stock Certificate (filed with Amendment No. 2)

    (5) Investment Management Agreement between Registrant and T. Rowe Price Associates, Inc. (electronically filed with Amendment No. 20 dated April 22, 1994)

    (6) Underwriting Agreement between Registrant and T. Rowe Price Investment Services, Inc. (electronically filed with Amendment No. 20 dated April 22, 1994)

                     TAX-FREE HIGH YIELD FUND

    (1) Articles of Incorporation of Registrant, dated November 30, 1984 (electronically filed with Amendment No. 14 dated April 22, 1994)

    (2) By-Laws of Registrant, as amended January 21, 1988, April 20, 1990, July 1, 1991, and July 20, 1993 (electronically filed with Amendment No. 14 dated April 22, 1994)

    (3)     Inapplicable

    (4)     Specimen Stock Certificate (filed with Amendment No. 1)

    (5) Investment Management Agreement between Registrant and T. Rowe Price Associates, Inc. (electronically filed with Amendment No. 14 dated April 22, 1994)

    (6) Underwriting Agreement between Registrant and T. Rowe Price Investment Services, Inc. (electronically filed with Amendment No. 14 dated April 22, 1994)

ALL FUNDS

    (7)     Inapplicable

    (8) Custodian Agreement between T. Rowe Price Funds and State Street Bank and Trust Company, dated September 28, 1987, as amended to June 24, 1988, October 19, 1988, February 22, 1989, July 19, 1989, September 15, 1989, December 15, 1989, December 20, 1989, January 25, 1990, February 21, 1990, June 12, 1990,
                 July 18, 1990, October 15, 1990, February 13, 1991, March 6,
                 1991, September 12, 1991, November 6, 1991, April 23, 1992,
                 September 2, 1992, November 3, 1992, December 16, 1992, December 21, 1992, January 28, 1993, April 22, 1993, September 16, 1993, November 3, 1993, March 1, 1994, April 21, 1994,
                 July 27, 1994, September 21, 1994, November 1, 1994, November 2, 1994, January 25, 1995, September 20, 1995, November 1,
                 1995, December 11, 1995, April 24, 1996, August 2, 1996,
                 November 12, 1996, February 4, 1997, and April 24, 1997

    (8)(b) Subcustodian Agreements between T. Rowe Price Tax-Free Funds and Irving Trust Company and Morgan Guaranty Trust Company (filed with Amendment No. 8)

    (8)(c) Subcustodian Agreement between Irving Trust Company and State Street Bank and Trust Company (filed with Amendment No. 12)


    (9)(a) Transfer Agency and Service Agreement between T. Rowe Price Services, Inc. and T. Rowe Price Funds, dated January 1, 1997, as amended February 4, 1997, and April 24, 1997

    (9)(b) Agreement between T. Rowe Price Associates, Inc. and T. Rowe Price Funds for Fund Accounting Services, dated January 1, 1997, as amended February 4, 1997, and April 24, 1997

    (10)    Opinions of Counsel, dated June 19, 1997.

    (11)    Consents of Independent Accountants

    (12)    Inapplicable

    (13)    Inapplicable

    (14)    Inapplicable

    (15)    Inapplicable

    (16) The methodology used in calculating the performance information included in Post-Effective Amendment No. 36 and Amendment No. 20 of the T. Rowe Price Tax-Free Income Fund, Inc. (SEC. File Nos. 2-57265 and 811-2684 and CIK 202927)
            dated April 22, 1994, is incorporated by reference.

    (17)    Financial Data Schedules for the fiscal year ended February
            28, 1997 on behalf of: T. Rowe Price Tax-Exempt Money Fund, T. Rowe Price Tax-Free Short-Intermediate Fund, T. Rowe Price Tax-Free Insured Intermediate Bond Fund, T. Rowe Price Tax-Free Income Fund, and T. Rowe Price Tax-Free High Yield Fund (hereinafter collectively referred to as the "Coregistrants.")

    (18)    Inapplicable

    (19)    Powers of Attorney for the Coregistrants.

Item 25.    Persons Controlled by or Under Common Control With
            Coregistrants.

            None.

Item 26.    Number of Holders of Securities.

    As of May 31, 1997, there were 16,158 shareholders in the T. Rowe Price Tax-Exempt Money Fund, Inc.

    As of May 31, 1997, there were 9, 574 shareholders in the T. Rowe Price Tax-Free Short-Intermediate Fund, Inc.

    As of May 31, 1997, there were 3,990 shareholders in the T. Rowe Price Tax-Free Insured Intermediate Bond Fund, Inc.

    As of May 31, 1997, there were 25,560 shareholders in the T. Rowe Price Tax-Free Income Fund, Inc.

    As of May 31, 1997, there were 25,136 shareholders in the T. Rowe Price Tax-Free High Yield Fund, Inc.


Item 27.    Indemnification.

    The Coegistrants maintain comprehensive Errors and Omissions and Officers and Directors insurance policies written by the Evanston Insurance Company, The Chubb Group, and ICI Mutual. These policies provide coverage for the named insureds, which include T. Rowe Price Associates, Inc. ("Manager"), Rowe Price-Fleming International, Inc. ("Price-Fleming"), T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., T. Rowe Price Trust Company, T. Rowe Price Stable Asset Management, Inc., RPF International Bond Fund, and forty-five investment companies, including, T. Rowe Price Growth Stock Fund, Inc., T. Rowe Price New Horizons Fund, Inc., T. Rowe Price New Era Fund, Inc., T. Rowe Price New Income Fund, Inc., T. Rowe Price Prime Reserve Fund, Inc., T. Rowe Price Tax-Free Income Fund, Inc., T. Rowe Price Tax-Exempt Money Fund, Inc., T. Rowe Price International Funds, Inc., T. Rowe Price Growth & Income Fund, Inc., T. Rowe Price Tax-Free Short-Intermediate Fund, Inc., T. Rowe Price Short-Term Bond Fund, Inc., T. Rowe Price High Yield Fund, Inc., T. Rowe Price Tax-Free High Yield Fund, Inc., T. Rowe Price New America Growth Fund, T. Rowe Price Equity Income Fund, T. Rowe Price GNMA Fund, T. Rowe Price Capital Appreciation Fund, T. Rowe Price California Tax-Free Income Trust, T. Rowe Price State Tax-Free Income Trust, T. Rowe Price Science & Technology Fund, Inc., T. Rowe Price Small-Cap Value Fund, Inc., Institutional International Funds, Inc., T. Rowe Price U.S. Treasury Funds, Inc., T. Rowe Price Index Trust, Inc., T. Rowe Price Spectrum Fund, Inc., T. Rowe Price Balanced Fund, Inc., T. Rowe Price Short-Term U.S. Government Fund, Inc., T. Rowe Price Mid-Cap Growth Fund, Inc., T. Rowe Price Small-Cap Stock Fund, Inc., T. Rowe Price Tax-Free Insured Intermediate Bond Fund, Inc., T. Rowe Price Dividend Growth Fund, Inc., T. Rowe Price Blue Chip Growth Fund, Inc.,
T. Rowe Price Summit Funds, Inc., T. Rowe Price Summit Municipal Funds, Inc.,
T. Rowe Price Equity Series, Inc., T. Rowe Price International Series, Inc.,
T. Rowe Price Fixed Income Series, Inc., T. Rowe Price Personal Strategy Funds, Inc., T. Rowe Price Value Fund, Inc., T. Rowe Price Capital Opportunity Fund, Inc., T. Rowe Price Corporate Income Fund, Inc., T. Rowe Price Health Sciences Fund, Inc., T. Rowe Price Mid-Cap Value Fund, Inc., Institutional Equity Funds, Inc., and T. Rowe Price Financial Services Fund, Inc. The Registrant and the forty-five investment companies listed above, with the exception of Institutional International Funds, Inc., will be collectively referred to as the Price Funds. The investment manager for the Price Funds, excluding T. Rowe Price International Funds, Inc. and T. Rowe Price International Series, Inc., is the Manager. Price-Fleming is the manager to
T. Rowe Price International Funds, Inc., T. Rowe Price International Series, Inc. and Institutional International Funds, Inc. and is 50% owned by TRP Finance, Inc., a wholly-owned subsidiary of the Manager, 25% owned by Copthall Overseas Limited, a wholly-owned subsidiary of Robert Fleming Holdings Limited, and 25% owned by Jardine Fleming International Holdings Limited. In addition to the corporate insureds, the policies also cover the officers, directors, and employees of each of the named insureds. The premium is allocated among the named corporate insureds in accordance with the provisions of Rule 17d-1(d)(7) under the Investment Company Act of 1940.

    Article X, Section 10.0l of each Coregistrant's By-Laws provides as follows:

            Section 10.01. Indemnification and Payment of Expenses in Advance. The Corporation shall indemnify any individual ("Indemnitee") who is a present or former director, officer, employee, or agent of the Corporation, or who is or has been serving at the request of the Corporation, as a director, officer, employee or agent of the Corporation, or who is or has been serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, who, by reason of his position was, is, or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (hereinafter collectively referred to as a "Proceeding") against any judgments, penalties, fines, settlements, and reasonable expenses (including attorneys' fees) incurred by such Indemnitee in connection with any Proceeding, to the fullest extent that such indemnification may be lawful under applicable Maryland law, as from time to time amended. The Corporation shall pay any reasonable expenses so incurred by such Indemnitee in defending a Proceeding in advance of the final disposition thereof to the fullest extent that such advance payment may be lawful under applicable Maryland law, as from time to time amended. Subject to any applicable limitations and requirements set forth in the Corporation's Articles of Incorporation and in these By-Laws, any payment of indemnification or advance of expenses shall be made in accordance with the procedures set forth in applicable Maryland law, as from time to time amended.

            Notwithstanding the foregoing, nothing herein shall protect or purport to protect any Indemnitee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office ("Disabling Conduct").

            Anything in this Article X to the contrary notwithstanding, no indemnification shall be made by the Corporation to any Indemnitee unless:

         (a) there is a final decision on the merits by a court or other body before whom the Proceeding was brought that the Indemnitee was not liable by reason of Disabling Conduct; or

         (b) in the absence of such a decision, there is a reasonable determination, based upon a review of the facts, that the Indemnitee was not liable by reason of Disabling Conduct, which determination shall be made by:

              (i) the vote of a majority of a quorum of directors who are neither "interested persons" of the Corporation as defined in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the Proceeding; or

              (ii) an independent legal counsel in a written opinion.

         Anything in this Article X to the contrary notwithstanding, any advance of expenses by the Corporation to any Indemnitee shall be made only upon the undertaking by such Indemnitee to repay the advance unless it is ultimately determined that such Indemnitee is entitled to indemnification as above provided, and only if one of the following conditions is met:

         (a)  the Indemnitee provides a security for his undertaking; or

         (b) the Corporation shall be insured against losses arising by reason of any lawful advances; or

         (c) there is a determination, based on a review of readily available facts, that there is reason to believe that the Indemnitee will ultimately be found entitled to indemnification, which determination shall be made by:

              (i) a majority of a quorum of directors who are neither "interested persons" of the Corporation as defined in
                   Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the Proceeding; or

              (ii) an independent legal counsel in a written opinion.

    Section 10.02 of the Registrant's By-Laws provides as follows:

         Section 10.02. Insurance of Officers, Directors, Employees and Agents. To the fullest extent permitted by applicable Maryland law and by Section 17(h) of the Investment Company Act of 1940, as from time to time amended, the Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the Corporation, or who is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against him and incurred by him in or arising out of his position, whether or not the Corporation would have the power to indemnify him against such liability.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Coregistrants pursuant to the foregoing provisions, or otherwise, the Coregistrants have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Coregistrants of expenses incurred or paid by a director, officer or controlling person of the Coregistrants in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Coregistrants will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28. Business and Other Connections of Investment Manager.

    Rowe Price-Fleming International, Inc. ("Price-Fleming"), a Maryland corporation, is a corporate joint venture 50% owned by TRP Finance, Inc., a wholly owned subsidiary of the Manager. Price-Fleming was incorporated in Maryland in 1979 to provide investment counsel service with respect to foreign securities for institutional investors in the United States. In addition to managing private counsel client accounts, Price-Fleming also sponsors registered investment companies which invest in foreign securities, serves as general partner of RPFI International Partners, Limited Partnership, and provides investment advice to the T. Rowe Price Trust Company, trustee of the International Common Trust Fund.

    T. Rowe Price Investment Services, Inc. ("Investment Services"), a wholly owned subsidiary of the Manager, was incorporated in Maryland in 1980 for the purpose of acting as the principal underwriter and distributor for the Price Funds. Investment Services is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. In 1984, Investment Services expanded its activities to include a discount brokerage service.

    TRP Distribution, Inc., a wholly owned subsidiary of Investment Services, was incorporated in Maryland in 1991. It was organized for and engages in the sale of certain investment related products prepared by Investment Services.

    T. Rowe Price Associates Foundation, Inc. (the "Foundation"), was incorporated in 1981 (and is not a subsidiary of the Manager). The Foundation's overall objective emphasizes various community needs by giving to a broad range of educational, civic, cultural, and health-related institutions. The Foundation has a very generous matching gift program whereby employee gifts designated to qualifying institutions are matched according to established guidelines.

    T. Rowe Price Services, Inc. ("Price Services"), a wholly owned subsidiary of the Manager, was incorporated in Maryland in 1982 and is registered as a transfer agent under the Securities Exchange Act of 1934. Price Services provides transfer agent, dividend disbursing, and certain other services, including shareholder services, to the Price Funds.

    T. Rowe Price Retirement Plan Services, Inc. ("RPS"), a wholly owned subsidiary of the Manager, was incorporated in Maryland in 1991 and is registered as a transfer agent under the Securities Exchange Act of 1934. RPS provides administrative, recordkeeping, and subaccounting services to administrators of employee benefit plans.

    T. Rowe Price Trust Company ("Trust Company"), a wholly owned subsidiary of the Manager, is a Maryland-chartered limited-purpose trust company, organized in 1983 for the purpose of providing fiduciary services. The Trust Company serves as trustee/custodian for employee benefit plans, individual retirement accounts, and common trust funds and as trustee/investment agent for one trust.

    T. Rowe Price Investment Technologies, Inc. was incorporated in Maryland in 1996. A wholly owned subsidiary of the Manager, it owns the technology rights, hardware, and software of the Manager and affiliated companies and provides technology services to them.

    T. Rowe Price Threshold Fund Associates, Inc., a wholly owned subsidiary of the Manager, was incorporated in Maryland in 1994 and serves as the general partner of T. Rowe Price Threshold Fund III, L.P., a Delaware limited partnership established in 1994.

    T. Rowe Price Threshold Fund II, L.P., a Delaware limited partnership, was organized in 1986 by the Manager and invests in private financings of small companies with high growth potential; the Manager is the General Partner of the partnership.

    T. Rowe Price Threshold Fund III, L.P., a Delaware limited partnership, was organized in 1994 by the Manager and invests in private financings of small companies with high growth potential; T. Rowe Price Threshold Fund Associates, Inc. is the General Partner of this partnership.

    RPFI International Partners, L.P., is a Delaware limited partnership organized in 1985 for the purpose of investing in a diversified group of small and medium-sized non-U.S. companies. Price-Fleming is the general partner of this partnership, and certain institutional investors, including advisory clients of Price-Fleming, are its limited partners.

    T. Rowe Price Real Estate Group, Inc. ("Real Estate Group"), is a
Maryland corporation and a wholly owned subsidiary of the Manager established in 1986 to provide real estate services. Subsidiaries of Real Estate Group are: T. Rowe Price Realty Income Fund I Management, Inc., a Maryland corporation (General Partner of T. Rowe Price Realty Income Fund I, A No-Load Limited Partnership), T. Rowe Price Realty Income Fund II Management, Inc., a Maryland corporation (General Partner of T. Rowe Price Realty Income Fund II, America's Sales-Commission-Free Real Estate Limited Partnership), T. Rowe Price Realty Income Fund III Management, Inc., a Maryland corporation (General Partner of T. Rowe Price Realty Income Fund III, America's Sales-Commission-Free Real Estate Limited Partnership, and T. Rowe Price Realty Income Fund IV Management, Inc., a Maryland corporation (General Partner of T. Rowe Price Realty Income Fund IV, America's Sales-Commission-Free Real Estate Limited Partnership). Real Estate Group serves as investment manager to T. Rowe Price Renaissance Fund, Ltd., A Sales-Commission-Free Real Estate Investment, established in 1989 as a Maryland corporation which qualifies as a REIT.

    T. Rowe Price Stable Asset Management, Inc. ("Stable Asset Management"), was incorporated in Maryland in 1988 as a wholly owned subsidiary of the Manager. Stable Asset Management, is registered as an investment adviser under the Investment Advisers Act of 1940, and specializes in the management of investment portfolios which seek stable and consistent investment returns through the use of guaranteed investment contracts, bank investment contracts, structured investment contracts, and short-term fixed income securities.

    T. Rowe Price Recovery Fund Associates, Inc., a Maryland corporation, is a wholly owned subsidiary of the Manager organized in 1988 for the purpose of serving as the General Partner of T. Rowe Price Recovery Fund, L.P., T. Rowe Price Recovery Fund II, L.P., Delaware limited partnerships which invest in financially distressed companies.

    T. Rowe Price Recovery Fund II Associates, Inc., is a Maryland limited liability Company organized in 1996. Wholly owned by the Manager, it serves as the General Partner of T. Rowe Price Recovery Fund II, L.P., a Delaware limited partnership which also invests in financially distressed companies.

    T. Rowe Price (Canada), Inc. ("TRP Canada") is a Maryland corporation organized in 1988 as a wholly owned subsidiary of the Manager. This entity is registered as an investment adviser under the Investment Advisers Act of 1940 and as a non-Canadian Adviser under the Securities Act (Ontario).

    T. Rowe Price Insurance Agency, Inc., is a wholly owned subsidiary of T. Rowe Price Associates, Inc. organized in Maryland in 1994 and licensed to do business in several states to act primarily as an insurance agency in connection with the sale of the Price Funds' variable annuity products.

    Since 1983, the Manager has organized several distinct Maryland limited partnerships, which are informally called the Pratt Street Ventures partnerships, for the purpose of acquiring interests in growth-oriented businesses.

    TRP Suburban, Inc., is a Maryland corporation organized in 1990 as a wholly owned subsidiary of the Manager. It entered into agreements with McDonogh School and CMANE-McDonogh-Rowe Limited Partnership to construct an office building in Owings Mills, Maryland, which currently houses the Manager's transfer agent, plan administrative services, retirement plan services, and operations support functions.

    TRP Suburban Second, Inc., a wholly owned Maryland subsidiary of T. Rowe Price Associates, Inc., was incorporated in 1995 to primarily engage in the development and ownership of real property located in Owings Mills, Maryland.

    TRP Finance, Inc., a wholly owned subsidiary of the Manager, is a Delaware corporation organized in 1990 to manage certain passive corporate investments and other intangible assets.

    T. Rowe Price Strategic Partners Fund II, L.P. is a Delaware limited partnership organized in 1992 for the purpose of investing in small public and private companies seeking capital for expansion or undergoing a restructuring of ownership. The general partner of the Fund is T. Rowe Price Strategic Partners, L.P., ("Strategic Partners"), a Delaware limited partnership whose general partner is T. Rowe Price Strategic Partners Associates, Inc., a Maryland corporation which is a wholly owned subsidiary of the Manager.

    Listed below are the directors of the Manager who have other substantial businesses, professions, vocations, or employment aside from that of Director of the Manager:



   GEORGE J. COLLINS is a Director of the Manager and of Price-Fleming. Mr. Collins retired from his positions as Chairman of the Board, Chief Executive Officer, and President of the Manager effective as of May 31, 1997. He
continues to serve on the Board of Directors    .

JAMES E. HALBKAT, JR., Director of the Manager. Mr. Halbkat is President of U.S. Monitor Corporation, a provider of public response systems. Mr. Halbkat's address is: P.O. Box 23109, Hilton Head Island, South Carolina 29925.

RICHARD L. MENSCHEL, Director of the Manager. Mr. Menschel is a limited partner of The Goldman Sachs Group, L.P. Mr. Menschel's address is 85 Broad Street, 2nd Floor, New York, New York 10004.

JOHN W. ROSENBLUM, Director of the Manager. Mr. Rosenblum is the Dean of the Jepson School of Leadership Studies at the University of Richmond and a director of: Chesapeake Corporation, a manufacturer of paper products; Cadmus Communications Corp., a provider of printing and communication services; Comdial Corporation, a manufacturer of telephone systems for businesses; Cone Mills Corporation, a textiles producer; and Providence Journal Company, a publisher of newspapers and owner of broadcast television stations. Mr. Rosenblum's address is: University of Richmond, Virginia 23173.

ROBERT L. STRICKLAND, Director of the Manager. Mr. Strickland is Chairman of Lowe's Companies, Inc., a retailer of specialty home supplies and a Director of Hannaford Bros., Co., a food retailer. Mr. Strickland's address is 604 Two Piedmont Plaza Building, Winston-Salem, North Carolina 27104.

PHILIP C. WALSH, Director of the Manager. Mr. Walsh is a Consultant to Cyprus Amax Minerals Company, Englewood, Colorado. Mr. Walsh's address is: Pleasant Valley, Peapack, New Jersey 07977.

ANNE MARIE WHITTEMORE, Director of the Manager. Mrs. Whittemore is a partner of the law firm of McGuire, Woods, Battle & Boothe and is a director of Owens & Minor, Inc.; USF&G Corporation; the James River Corporation of Virginia; and Albemarle Corporation. Mrs. Whittemore's address is One James Center, Richmond, Virginia 23219.

   With the exception of Messrs. Collins, Halbkat, Menschel, Rosenblum, Strickland, and Walsh, and Mrs. Whittemore, all of the following directors of the Manager are employees of the Manager.

James S. Riepe, who is a Vice-Chairman of the Board, Director, and Managing Director of the Manager, is also a Director of Price-Fleming.

George A. Roche, who is Chairman of the Board, President, a Director, and Managing Director of the Manager, is a Director and Vice President of Price-Fleming.

M. David Testa, who is a Vice-Chairman of the Board, Director, Cheif Investment Officer and Managing Director of the Manager, is Chairman of the Board of Price-Fleming.

Henry H. Hopkins, who is a Director and Managing Director of the Manager, is a Vice President of Price-Fleming.

Charles P. Smith and Peter Van Dyke, who are Managing Directors of the Manager, are Vice Presidents of Price-Fleming.

James A. C. Kennedy III, John H. Laporte, Jr., William T. Reynolds, and Brian
C. Rogers are Directors and Managing Directors of the Manager.

Preston G. Athey, Brian W.H. Berghuis, Edward C. Bernard, Stephen W. Boesel, Thomas H. Broadus, Jr., Michael A. Goff, Andrew C. Goresh, Mary J. Miller, Charles A. Morris, Edmund M. Notzon, III, R. Todd Ruppert, Charles E. Vieth, and Richard T. Whitney are Managing Directors of the Manager.

George A. Murnaghan, who is a Managing Director of the Manager, is also an Executive Vice President of Price-Fleming.

Robert P. Campbell, Michael J. Conelius, Roger L. Fiery III, R. Aran Gordon, Veena A. Kutler, Heather R. Landon, Nancy M. Morris, Robert W. Smith, William
F. Wendler II, and Edward A. Wiese, who are Vice Presidents of the Manager, are Vice Presidents of Price-Fleming.

Todd J. Henry, and Kathleen G. Polk, who are employees of the Manager, are Vice Presidents of Price-Fleming.

Kimberly A. Haker, an Assistant Vice President of the Manager, is Assistant Vice President and Controller of Price-Fleming.

Alvin M. Younger, Jr., who is Chief Financial Officer, Managing Director, Secretary, and Treasurer of the Manager, is Secretary and Treasurer of Price-Fleming.

Nolan L. North, who is a Vice President and Assistant Treasurer of the Manager, is Assistant Treasurer of Price-Fleming.

Leah P. Holmes, who is an Assistant Vice President of the Manager, is a Vice President of Price-Fleming.

Ava M. Rainey, who is an Assistant Vice President of the Manager, is Assistant Vice President of Price-Fleming.

Barbara A. Van Horn, who is Assistant Secretary of the Manager, is Assistant Secretary of Price-Fleming.

Elsie S. Crawford. employee of the Manager, is Assistant Vice President of Price-Fleming.

    Certain directors and officers of the Manager are also officers and/or directors of one or more of the Price Funds and/or one or more of the affiliated entities listed herein.

    See also "Management of Fund," in Coregistrant's Statement of Additional Information.

Item 29. Principal Underwriters.

    (a) The principal underwriter for the Coregistrants is Investment Services. Investment Services acts as the principal underwriter for seventy-six Price Funds. Investment Services, a wholly owned subsidiary of the Manager, is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. Investment Services has been formed for the limited purpose of distributing the shares of the Price Funds and will not engage in the general securities business. Since the Price Funds are sold on a no-load basis, Investment Services will not receive any commission or other compensation for acting as principal underwriter.

    (b) The address of each of the directors and officers of Investment Services listed below is 100 East Pratt Street, Baltimore, Maryland 21202.

                                                          Principal
Name and              Positions and Offices     Offices With
Business Address      With Underwriter          Coregistrants
__________________    ______________________    _____________

James S. Riepe        Chairman of the Board     Vice President
                                                and Director
Edward C. Bernard     President                 None
Henry H. Hopkins      Vice President and        Vice
                      Director                  President
Charles E. Vieth      Vice President and
                      Director                  None
Patricia M. Archer    Vice President            None
Joseph C. Bonasorte   Vice President            None
Darrell N. Braman     Vice President            None
Ronae M. Brock        Vice President            None
Meredith C. Callanan  Vice President            None
Christine M. Carolan  Vice President            None
Laura H. Chasney      Vice President            None
Renee M. Christoff    Vice President            None
Victoria C. Collins   Vice President            None
Alana S. Curtice      Vice President            None
Christopher W. Dyer   Vice President            None
Christine S. Fahlund  Vice President            None
Forrest R. Foss       Vice President            None
Andrea G. Griffin     Vice President            None
Douglas E. Harrison   Vice President            None
David J. Healy        Vice President            None
Joseph P. Healy       Vice President            None
Walter J. Helmlinger  Vice President            None
Eric G. Knauss        Vice President            None
Douglas G. Kremer     Vice President            None
Sharon R. Krieger     Vice President            None
Keith W. Lewis        Vice President            None
James Link            Vice President            None
Sarah McCafferty      Vice President            None
Maurice A. Minerbi    Vice President            None
Nancy M. Morris       Vice President            None
George A. Murnaghan   Vice President            None
Steven E. Norwitz     Vice President            None
Kathleen M. O'Brien   Vice President            None
Scott R. Powell       Vice President            None
Pamela D. Preston     Vice President            None
Corbin D. Riemer      Vice President            None
Lucy B. Robins        Vice President            None
John R. Rockwell      Vice President            None
Christopher S. Ross   Vice President            None
Kenneth J. Rutherford Vice President            None
Daniel S. Schreiner   Vice President            None
Kristin E. Seeberger  Vice President            None
Monica R. Tucker      Vice President            None
William F. Wendler II Vice President            None
Jane F. White         Vice President            None
Thomas R. Woolley     Vice President            None
Alvin M. Younger, Jr. Secretary and Treasurer   None
Mark S. Finn          Controller and
                      Vice President            None
Richard J. Barna      Assistant Vice
                      President                 None
Catherine L.
 Berkenkemper         Assistant Vice President  None
Robin C.B. Binkley    Assistant Vice President  None
Patricia S. Butcher   Assistant Vice President  Assistant
                                                Secretary
Cheryl L. Emory       Assistant Vice President  None
John A. Galateria     Assistant Vice President  None
Edward F. Giltenan    Assistant Vice President  None
Janelyn A. Healey     Assistant Vice President  None
Kathleen Hussey       Assistant Vice President  None
Valerie King          Assistant Vice President  None
Steven A. Larson      Assistant Vice President  None
Jeanette M. LeBlanc   Assistant Vice President  None
C. Lillian Matthews   Assistant Vice President  None
Janice D. McCrory     Assistant Vice President  None
Sandra J. McHenry     Assistant Vice President  None
Mark J. Mitchell      Assistant Vice President  None
Danielle N. Nicholson Assistant Vice President  None
Barbara A. O'Connor   Assistant Vice President  None
JeanneMarie B. Patella Assistant Vice President None
Carin C. Quinn        Assistant Vice President  None
David A. Roscum       Assistant Vice President  None
Arthur J. Silber      Assistant Vice President  None
Jerome Tuccille       Assistant Vice President  None
Linda C. Wright       Assistant Vice President  None
Nolan L. North        Assistant Treasurer       None
Barbara A. Van Horn   Assistant Secretary       None

    (c) Not applicable. Investment Services will not receive any compensation with respect to its activities as underwriter for the Price Funds since the Price Funds are sold on a no-load basis.


Item 30. Location of Accounts and Records.

    All accounts, books, and other documents required to be maintained by the Coregistrants under Section 31(a) of the Investment Company Act of 1940 and the rules thereunder will be maintained by the Coregistrants at their offices at 100 East Pratt Street, Baltimore, Maryland 21202. Transfer, dividend disbursing, and shareholder service activities are performed by T. Rowe Price Services, Inc. at 100 East Pratt Street, Baltimore, Maryland 21202. Custodian activities for the Coregistrants are performed at State Street Bank and Trust Company's Service Center (State Street South), 1776 Heritage Drive, Quincy, Massachusetts 02171.

Item 31. Management Services.

    Coregistrants are not a party to any management-related service contract, other than as set forth in the Prospectus.

Item 32. Undertakings

    (a) Each Fund agrees to furnish, upon request and without charge, a copy of its Annual Report to each person to whom a prospectus is delivered.
    Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baltimore, State of Maryland, this 20th day of June, 1997.

                             T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

                             /s/Patrice L. Berchtenbreiter
                             By:  Patrice L. Berchtenbreiter,
                                  President

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

SIGNATURE                   TITLE                   DATE
_________                   ______                  _____

/s/Patrice L. Berchtenbreiter  President            June 20, 1997
Patrice L. Berchtenbreiter

/s/William T. Reynolds      Chairman of the Board   June 20, 1997
William T. Reynolds         (Chief Executive Officer)

/s/Carmen F. Deyesu         Treasurer               June 20, 1997
Carmen F. Deyesu            (Chief Financial Officer)

    *                       Director                June 20, 1997
Robert P. Black

    *                       Director                June 20, 1997
Calvin W. Burnett

    *                       Director                June 20, 1997
Anthony W. Deering

    *                       Director                June 20, 1997
F. Pierce Linaweaver

/s/James S. Riepe           Vice President and      June 20, 1997
James S. Riepe              Director

    *                       Director                June 20, 1997
John G. Schreiber

/s/M. David Testa           Director                June 20, 1997
M. David Testa

*/s/Henry H. Hopkins,       Attorney-In-Fact        June 20, 1997
Henry H. Hopkins, Attorney-In-Fact

    Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baltimore, State of Maryland, this 20th day of June, 1997.

                   T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND, INC.

                   /s/Mary J. Miller
              By:  Mary J. Miller, President

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

SIGNATURE                   TITLE                   DATE
_________                   ______                  _____

/s/Mary J. Miller           President and Director  June 20, 1997
Mary J. Miller

/s/William T. Reynolds      Chairman of the Board   June 20, 1997
William T. Reynolds

/s/Carmen F. Deyesu         Treasurer               June 20, 1997
Carmen F. Deyesu            (Chief Financial Officer)

    *                       Director                June 20, 1997
Robert P. Black

    *                       Director                June 20, 1997
Calvin W. Burnett

    *                       Director                June 20, 1997
Anthony W. Deering

    *                       Director                June 20, 1997
F. Pierce Linaweaver

/s/James S. Riepe           Vice President and      June 20, 1997
James S. Riepe              Director

   *                        Director                June 20, 1997
John G. Schreiber

/s/M. David Testa           Director                June 20, 1997
M. David Testa

*/s/Henry H. Hopkins        Attorney-In-Fact        June 20, 1997
Henry H. Hopkins, Attorney-In-Fact

    Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baltimore, State of Maryland, this 20th day of June, 1997.

                             T. ROWE PRICE TAX-FREE INSURED
                             INTERMEDIATE BOND FUND, INC.

                             /s/Charles B. Hill
                             By:  Charles B. Hill, President

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

SIGNATURE                   TITLE                   DATE
_________                   ______                  _____

/s/Charles B. Hill          President               June 20, 1997
Charles B. Hill

/s/Carmen F. Deyesu         Treasurer               June 20, 1997
Carmen F. Deyesu            (Chief Financial Officer)

    *                       Director                June 20, 1997
Robert P. Black

    *                       Director                June 20, 1997
Calvin W. Burnett

    *                       Director                June 20, 1997
Anthony W. Deering

    *                       Director                June 20, 1997
F. Pierce Linaweaver

/s/William T. Reynolds      Director                June 20, 1997
William T. Reynolds

/s/James S. Riepe           Director                June 20, 1997
James S. Riepe

    *                       Director                June 20, 1997
John G. Schreiber

/s/M. David Testa           Director                June 20, 1997
M. David Testa

*/s/Henry H. Hopkins        Attorney-In-Fact        June 20, 1997
Henry H. Hopkins, Attorney-In-Fact

    Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Baltimore, State of Maryland, this 20th day of June, 1997.

                             T. ROWE PRICE TAX-FREE INCOME FUND, INC.

                             /s/Mary J. Miller
                             By:  Mary J. Miller, President

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

SIGNATURE                   TITLE                   DATE
_________                   ______                  _____

/s/Mary J. Miller           President               June 20, 1997
Mary J. Miller              (Chief Executive Officer)

/s/William T. Reynolds      Chairman of the Board   June 20, 1997
William T. Reynolds

/s/Carmen F. Deyesu         Treasurer               June 20, 1997
Carmen F. Deyesu            (Chief Financial Officer)

    *                       Director                June 20, 1997
Robert P. Black

    *                       Director                June 20, 1997
Calvin W. Burnett

    *                       Director                June 20, 1997
Anthony W. Deering

    *                       Director                June 20, 1997
F. Pierce Linaweaver

/s/James S. Riepe           Vice President and      June 20, 1997
James S. Riepe              Director

*                           Director                June 20, 1997
John G. Schreiber

/s/M. David Testa           Director                June 20, 1997
M. David Testa

*/s/Henry H. Hopkins        Attorney-In-Fact        June 20, 1997
Henry H. Hopkins, Attorney-In-Fact

    Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Baltimore, State of Maryland, this 20th day of June, 1997.

                        T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

                             /s/C. Stephen Wolfe II
                        By:  C. Stephen Wolfe II, President

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

SIGNATURE                   TITLE                   DATE
_________                   ______                  _____

/s/C. Stephen Wolfe II      President               June 20, 1997
C. Stephen Wolfe II         (Chief Executive Officer)

/s/William T. Reynolds      Chairman of the Board   June 20, 1997
William T. Reynolds

/s/Carmen F. Deyesu         Treasurer               June 20, 1997
Carmen F. Deyesu            (Chief Financial Officer)

    *                       Director                June 20, 1997
Robert P. Black

    *                       Director                June 20, 1997
Calvin W. Burnett

    *                       Director                June 20, 1997
Anthony W. Deering

    *                       Director                June 20, 1997
F. Pierce Linaweaver

/s/James S. Riepe           Vice President and      June 20, 1997
James S. Riepe              Director

    *                       Director                June 20, 1997
John G. Schreiber

/s/M. David Testa           Director                June 20, 1997
M. David Testa

*/s/Henry H. Hopkins        Attorney-In-Fact        June 20, 1997
Henry H. Hopkins, Attorney-In-Fact